[GRAPHIC]

[PHOTO OWL]  ANNUAL REPORT  |  JUNE 30, 2002

                    o SPECIALTY FUNDS
                      Global Long-Short Fund
                      Emerging Markets Fund

                    o FOCUS FUNDS
                      U.S. Focus Fund
                      Mid Cap Focus Fund
                      Global Focus Fund
                      Emerging Markets Focus Fund

                    o FIXED-INCOME FUND
                      Total Return Bond Fund
                      Short Duration Government Bond Fund
                      Government Money Market Fund

                      MONTGOMERY
                      ASSET MANAGEMENT, LLC

                                                                [LOGO](R)
                                                        THE MONTGOMERY FUNDS(SM)
                                                           Invest wisely.(R)

Dear Valued Shareholder,

Falling interest rates and strong economic growth are the perfect recipe for rising stock prices. Six months ago most investors would have said that a rally was "baked in the cake." That cake did not rise, however--in fact it has fallen--and is now endangering economic growth worldwide.

As investors, we always look for "the lesson," though fully cognizant of t he fact that the more lessons we can learn the easy way (through anticipation), the better for our investment performance. The lessons from the burst and subsequent evaporation of this bubble will be written in time, but with more perspective and a better look at the final outcome than we can see through the fog of the present. The spritz from this bubble is still making a mess.

For our guidance and grounding, we continue to embrace some "old truths" about investing. First, look toward the future, not back at the past. A stock that is down 33% may or not be cheap; it depends on its future prospects. Second, consider the long-term. Sometimes long-term investors make short-term trades when the world changes, but the basis for a stock's valuation is its long-term prospects--not tomorrow's opening "print." Neither panic nor euphoria are an investor's friend. Third, remain realistic. If some CEO's let greed get the best of them, they should be prosecuted and vilified for it. There remain, however, many strong, healthy companies, led by honest executives, producing competitive products at reasonable prices and making money doing it.

Finally, after more than two years of falling equity prices, the "old truth" of the value of diversification is probably the most keenly felt lesson of all. The quantification of the old adage of "not putting all your eggs in one basket" won economist Harry Markowitz a Nobel Prize. Diversification can produce better returns for less risk, not to mention a better night's sleep.

We urge you to look to the future as well-remain focused on your long-term objectives and an appropriate asset allocation, just as we remain focused on finding the best investment opportunities around the globe.

As always, thank you for your continued support of The Montgomery Funds.

Sincerely,


/s/ F. Scott Tuck                       /s/ William C. Stevens
F. Scott Tuck                           William C. Stevens
Chairman & Chief Executive Officer      Chief Investment Officer

Effective May 31, 2002, the Montgomery International Focus Fund was liquidated.

Effective June 17, 2002, the Montgomery New Power Fund was liquidated.

Effective June 24, 2002, the Montgomery Emerging Asia Fund merged into the Montgomery Emerging Markets Focus Fund.

                                                         =================
                                                         TABLE OF CONTENTS
                                                  ------------------------------

                                                  Annual Report -- June 30, 2002

================================================================================
                                C O N T E N T S
--------------------------------------------------------------------------------
Stock and Bond Market Overview ..............................................  2
Performance Summary .........................................................  3

Portfolio Highlights and Investments

Montgomery U.S. Equity Funds
--------------------------------------------------------------------------------
Mid Cap Focus Fund ..........................................................  4
U.S. Focus Fund .............................................................  6

Montgomery International and Global Equity Funds
--------------------------------------------------------------------------------
Global Focus Fund ...........................................................  8
Global Long-Short Fund ...................................................... 10
Emerging Markets Fund ....................................................... 16
Emerging Markets Focus Fund ................................................. 19

Montgomery U.S. Fixed-Income and Money Market Funds
--------------------------------------------------------------------------------
Total Return Bond Fund ...................................................... 21
Short Duration Government Bond Fund ......................................... 25
Government Money Market Fund ................................................ 28

Endnotes and Abbreviations .................................................. 30

Financial Statements
--------------------------------------------------------------------------------
Statements of Assets and Liabilities ........................................ 32
Statements of Operations .................................................... 34
Statements of Changes in Net Assets ......................................... 36
Statements of Cash Flows .................................................... 38
Financial Highlights ........................................................ 40
Endnotes to Financial Highlights ............................................ 44
Notes to Financial Statements ............................................... 45
Independent Accountants' Report ............................................. 56
Information on Trustees and Officers ........................................ 57
Tax and Proxy Information ................................................... 58

==============================
STOCK AND BOND MARKET OVERVIEW
------------------------------

U.S. Stock Market Review

Stocks experienced an extremely difficult year. The S&P 500 Index returned -17.98%, while the technology-laden NASDAQ Index returned -31.48. Optimism about an economic turnaround was quickly snuffed out by the terrorist attacks of 9/11/01. Stocks declined sharply in response, but showed signs of life by the fourth quarter of 2001. Investors were heartened by the Federal Reserve Board's aggressive cutting of short-term interest rates and signs of an economic renaissance supported by the continued strength of the American consumer.

This enthusiasm proved to be short-lived, however, as a steady stream of corporate accounting and governance scandals emerged in the first six months of 2002. With eroding faith in the accuracy of corporate balance sheets, some investors left the market completely. Others retreated to companies that were able to demonstrate positive near-term earnings growth, or to those firms that were poised to benefit

  [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

THE S&P 500 INDEX
PERFORMANCE:
July 1, 2001, to
June 30, 2002

1130.20
1106.73
1147.39
1076.92
1067.14
 990.64

from an economic turnaround. Technology stocks were among the worst performers, as they continued to unwind downward, still seeking equilibrium after the bursting of the tech bubble. Soft corporate spending on technology products and services made it difficult for tech companies to meet or beat earnings expectations. The telecommunications sector declined significantly as well, suffering from excess capacity, limited access to capital, bankruptcies and revelations of accounting improprieties.

Bond Market Review

Bonds, on the other hand, enjoyed a strong year. The Lehman Brothers Aggregate Bond Index returned 8.63 during the period. Bonds emerged at the forefront as a result of the ongoing struggles facing the stock market and subdued inflation.

In the summer of 2001, investors anticipated an economic recovery and the end of an aggressive program of short-term interest rate cuts by the Federal Reserve Board. That viewpoint was quickly shattered by the events of 9/11/01. From that day through the end of 2001, the Fed provided the markets with liquidity by continuing to cut short-term

[THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

U.S. TREASURY 30-YEAR
BOND YIELD:
July 1, 2001 to
June 30, 2002

5.432
5.418
5.796
5.594
5.597
5.510

rates to their lowest levels in more than 40 years. Within this environment and buoyed by a "flight to quality", Treasury securities posted exceptionally strong gains.

Mortgage-backed securities posted solid returns, outperforming during most of the first half of 2002 due to a relatively stable interest rate backdrop. Corporate bonds continued to offer divergent performance. High-quality bonds within sectors offering relative stability remained strong. Investors sought their steadiness amid uncertainty about the future growth of the economy and the markets. At the same time, bonds from the telecommunications sector and lower-quality issues continued to suffer from excess capacity, poor liquidity, tight access to capital, and emerging news about defaults and accounting irregularities.

Global Equities Review

The past 12 months were difficult for international equity investors as well, as markets absorbed bad news from a variety of sources, much of which created uncertainties for future equity valuations. Last summer's concerns over declining corporate investment and profitability were eclipsed by the terrorist attacks, which resulted in a sharp sell-off. This was immediately followed by a rebound that buoyed investor confidence and left many hopeful for 2002 as a year of renewal. With low inflation allowing for accommodative monetary policies in many regions, strong consumer activity and robust housing markets provided a solid underpinning for growth, even as investment spending remained sluggish. Unfortunately, the collapse of Enron in the United States and a seemingly endless supply of corporate accounting and governance scandals proved to be too much for markets already reeling from significant losses. The resulting decline in sentiment led to accelerated selling pressure throughout the first half of this year in the United States and most of Europe. Despite prolonged military activity in Afghanistan and heightened tensions in Israel and Kashmir, emerging market stocks fared better than the developed world, as export-driven economies such as Korea and Indonesia rose in anticipation of an upturn in global activity.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com

                                                 ===================
                                                 PERFORMANCE SUMMARY
                                      ------------------------------------------

                                      Average Annual Total Returns as of 6/30/02

                                             Inception    One      Three     Five       Ten     Since
Fund Name (Fund Number)                        Date       Year     Years     Years     Years  Inception
Montgomery U.S. Equity Funds
=========================================================================================================
Mid Cap Focus Fund (1485)*                   10/31/00   (17.43)%    N/A       N/A       N/A    (17.95)%
---------------------------------------------------------------------------------------------------------
U.S. Focus Fund (1484)*                      12/31/99   (28.31)%    N/A       N/A       N/A    (19.51)%
---------------------------------------------------------------------------------------------------------

Montgomery International and Global Equity Funds
=========================================================================================================
Global Focus Fund (295)*                      10/2/95   (32.55)%  (21.34)%   (8.54)%     N/A     1.61%
---------------------------------------------------------------------------------------------------------
Global Long-Short Fund (1478)*               12/31/97   (16.79)%   (2.95)%     N/A       N/A    15.94%
---------------------------------------------------------------------------------------------------------
Emerging Markets Fund (277)*                   3/1/92    (3.14)%   (5.51)%  (11.83)%   (0.26)   (0.29)%
---------------------------------------------------------------------------------------------------------
Emerging Markets Focus Fund (1481)*          12/31/97     3.80%     4.01%      N/A       N/A     9.61%
---------------------------------------------------------------------------------------------------------

Montgomery U.S. Fixed-Income and Money Market Funds
=========================================================================================================
Total Return Bond Fund (650)*                 6/30/97     8.81%     8.25%     7.74%      N/A     7.74%
---------------------------------------------------------------------------------------------------------
Short Duration Government Bond Fund (279)*   12/18/92     6.80%     6.80%     6.55%      N/A     6.47%
---------------------------------------------------------------------------------------------------------
                                                        One-Day  Seven-Day   One       Five
As of 6/30/02                                            Yield     Yield     Year      Years
---------------------------------------------------------------------------------------------------------
Government Money Market Fund (278)*           9/14/92     1.37%     1.34%     2.16%     4.66%    4.49%
---------------------------------------------------------------------------------------------------------

*Returns reflect a partial waiver of fees without which the total return would have been lower.

Past performance is no guarantee of future results. Net asset value, investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown is for the class R shares, which has been in existence for the life of the Fund, and is a better reflection of the long-term performance of the Fund. Class A, B and C commenced operations on either October 31, 2001 or May 31, 2002 and have different sales charges and expense levels which may affect performance. The Shares are invested in the same portfolio of securities.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Montgomery Government Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Yields may fluctuate. Recent returns for the bond Funds reflect economic conditions, which may not be duplicated in the future. Additionally, certain equity Funds benefited from participating in IPOs, which were more available during the more favorable market conditions from 1998 through 2000. Investors should not expect that this performance will be achieved consistently.

Some Funds may not be appropriate for certain types of investors, because they invest in certain types of securities or in a limited number of sectors or holdings that may produce volatile results.

The Montgomery Global Long-Short Fund and the Montgomery Emerging Markets Focus Fund may use sophisticated investment techniques and securities such as margin, leverage, short sales and other forms of volatile financial derivatives including options and futures. Such tactics could cause the value of an investment in these Funds to be more volatile and subject to substantially greater risks than investments in other mutual funds, including foreign stock funds. As a result, investors should carefully consider whether these Funds are appropriate investments.

There are also risks associated with investing in Funds that invest in foreign securities, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. In addition, technology securities tend to be relatively volatile compared with other types of investments. Funds that invest in small-cap or mid-cap stocks may be subject to greater volatility than those that invest in large companies.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com

=====================================================
MONTGOMERY MID CAP FOCUS FUND | MMFAX | MMFBX | MMFCX
-----------------------------------------------------

Jerome C. Philpott, CFA .....................................  Portfolio Manager
Charles Reed, CFA ...........................................  Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                              Mid Cap Focus Fund ++

Since inception (10/31/00) ...........................................  (17.95)%
One year .............................................................  (17.43)%

               S&P Mid Cap 400 Index / Russell Midcap Growth Index

Since 10/31/00.............................................. (2.57)%  / (31.81)%
One year ................................................... (4.72)%  / (26.34)%

    [THE FOLLOWING WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                         Growth of a $10,000 Investment

        Montgomery      S&P             Lipper          Russell
        Mid Cap         Mid Cap         Mid Cap         Mid Cap
        Focus Fund      400 Index       Funds Average   Growth Index

Jan     $7,710          $ 9,842         $8,257          Oct 2000        $10,000
Feb     $7,508          $ 9,854         $7,805          Nov             $ 7,827
March   $8,041          $10,558         $8,320          Dec             $ 8,239
April   $7,870          $10,509         $8,042          Jan             $ 8,710
May     $7,558          $10,331         $7,771          Feb             $ 7,203
June    $7,196          $ 9,575         $5,283          March           $ 6,172
                                                        April           $ 7,201
                                                        May             $ 7,167
                                                        June            $ 7,171
                                                        July            $ 6,687
                                                        August          $ 6,203
                                                        September       $ 5,178
                                                        October         $ 5,722
                                                        November        $ 6,338
                                                        December        $ 6,579
                                                        January         $ 6,365
                                                        February        $ 6,004
                                                        March           $ 6,463
                                                        April           $ 6,120
                                                        May             $ 5,938
                                                        June            $ 5,283

(1) The S&P Mid Cap 400 Index is composed of 400 common stocks that measure the performance of the midrange sector of the U.S. stock market.
(2) The Russell Midcap Growth Index measures the performance of those Russell mid-cap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. (3) The Lipper Mid Cap Funds Average universe consists of 1,714 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                                Top Ten Holdings
                     (as a percentage of total net assets)

Constellation Brands, Inc., Class A .....................................   4.5%
Lear Corporation ........................................................   4.4%
Brinker International, Inc. .............................................   4.0%
Radian Group, Inc. ......................................................   3.9%
Electronic Arts, Inc. ...................................................   3.7%
Centex Corporation ......................................................   3.7%
Lamar Advertising Company ...............................................   3.5%
Brunswick Corporation ...................................................   3.3%
Apollo Group, Inc., Class A .............................................   3.1%
BISYS Group, Inc. (The) .................................................   3.0%

                              Top Five Industries
                     (as a percentage of total net assets)

Recreational Products ...................................................   8.8%
Other Consumer Services .................................................   7.6%
Oil & Gas Production ....................................................   6.8%
Auto Parts: O.E.M .......................................................   5.7%
Specialty Stores ........................................................   5.4%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. There are risks associated with investing in mid-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations. Because the Montgomery Mid Cap Focus Fund concentrates its assets in relatively few holdings (generally 20 to 40), shareholders may be exposed to greater risks than with more-diversified funds.

Q: How did the Fund perform during the 12-month period ended June 30, 2002, and why?++

A: The Fund outperformed the Russell Midcap Growth Index, returning -17.43%, versus -26.34% for the benchmark. Our stock-by-stock, bottom-up strategy becomes even more important in Funds such as this one, with a higher concentration of specific names. Our stock selection process led us to underweight technology in relation to the benchmark, which helped Fund performance during a period in which the tech sector struggled significantly due to weak corporate spending on technology products and services.

Q: What is an example of a holding that detracted from performance?

A: RF Micro Devices, a semiconductor company that provides integrated circuits to the wireless telecommunications industry, lagged due to a lackluster global demand for wireless handsets. The telecom sector as a whole took a beating over the period, and the firm's wireless infrastructure business remained sluggish, as telecom-services providers reduced capital spending. Although we believe that new wireless applications are essential to help reinvigorate handset sales growth, we think that this development is still several years down the road. As a result, we eliminated this position from the portfolio.

Q: What is an example of a stock that performed well?

A: Education and training specialist Apollo Group, a leader in postsecondary education, was a strong holding during the period. We were excited about Apollo Group because we believe that such education enjoys positive demographic trends. The firm's enrollment growth remains robust, with online student registrations-- an area that is more profitable than on-site classes--continuing to grow at more than 50. Apollo Group offers a high return on invested capital, which, along with outstanding free cash flow, enabled it to offer a very strong balance sheet.

Q: What is your outlook?

A: Emerging economic data remains relatively positive but inconsistent. Negative investor sentiment is detracting from much of the positive economic news. Little attention is being paid to corporate earnings reports and to how the economy is faring. It could be some time before investor trust is restored, and until then stocks could struggle. Corporate America's overall ability to meet or beat earnings expectations should at some point entice investors back to the stock market, but it is impossible to predict how long it will take for the market to regain its faith in corporate governance.

While this environment sorts itself out, we retain our focus on judging the prospects for the companies in the Fund's investment universe, choosing those that we believe will be rewarded with higher share prices because they can successfully implement their business plans. Prospects for the broader economy appear encouraging. More important, we believe the fundamentals for the companies within the Fund are particularly appealing.

++The performance indicated is for the Fund's Class R shares, which have been in existence for the life of the Fund's and a better reflection of the long-term performance are Classes A, B and C commenced operations on October 31, 2001, and have different sales charges and expense levels, which may affect performance.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com

                           =====================================================
                           MMFAX | MMFBX | MMFCX | MONTGOMERY MID CAP FOCUS FUND
                           -----------------------------------------------------

                                  Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - 92.2%

Advertising/Marketing Services - 3.5%
          1,200    Lamar Advertising Company+ ....................   $   44,646

Aerospace/Defense - 3.5%
            100    Alliant Techsystems, Inc.+ ....................        6,380
            300    Northrop Grumman Corporation ..................       37,500
                                                                     ----------
                                                                         43,880

Apparel/Footwear Retail - 1.5%
            800    Abercrombie & Fitch Company, Class A+ .........       19,296

Auto Parts: O.E.M. - 5.7%
            200    Johnson Controls, Inc. ........................       16,322
          1,200    Lear Corporation+ .............................       55,500
                                                                     ----------
                                                                         71,822

Beverages: Alcoholic - 4.6%
          1,800    Constellation Brands, Inc., Class A+ ..........       57,600

Biotechnology - 3.4%
            600    Biogen, Inc.+ .................................       24,855
            500    IDEC Pharmaceuticals Corporation+ .............       17,723
                                                                     ----------
                                                                         42,578

Broadcasting - 3.9%
          1,100    Hispanic Broadcasting Corporation+ ............       28,710
            600    Westwood One, Inc.+ ...........................       20,052
                                                                     ----------
                                                                         48,762

Building Products - 1.5%
            700    Masco Corporation .............................       18,977

Casinos/Gambling - 3.6%
            550    MGM Mirage+ ...................................       18,562
          2,600    Park Place Entertainment Corporation+ .........       26,650
                                                                     ----------
                                                                         45,212

Contract Drilling - 2.7%
            500    Nabors Industries Ltd.+ .......................       17,650
            600    Patterson-UTI Energy, Inc.+ ...................       16,938
                                                                     ----------
                                                                         34,588

Data Processing Services - 3.0%
          1,150    BISYS Group, Inc. (The)+(d) ...................       38,295

Electronic Production Equipment - 1.0%
            300    KLA-Tencor Corporation+ .......................       13,190

Electronics/Appliance Stores - 1.5%
            700    Blockbuster, Inc., Class A ....................       18,830

Finance/Rental/Leasing - 4.9%
          1,300    AmeriCredit Corporation+ ......................       36,465
          1,200    United Rentals, Inc.+ .........................       26,160
                                                                     ----------
                                                                         62,625

Homebuilding - 3.7%
            800    Centex Corporation ............................       46,232

Hotels/Resorts/Cruiselines - 1.2%
            600    Fairmont Hotels & Resorts, Inc. ...............       15,468

Oil & Gas Production - 6.8%

            600    Devon Energy Corporation ......................       29,568
            550    EOG Resources, Inc. ...........................       21,835
          1,600    Ocean Energy, Inc. ............................       34,672
                                                                     ----------
                                                                         86,075

Other Consumer Services - 7.6%
           1,000    Apollo Group, Inc., Class A+ .................       39,425
             600    Expedia, Inc., Class A+ ......................       35,427
             500    Weight Watchers International, Inc.+ .........       21,720
                                                                     ----------
                                                                         96,572

Railroads - 3.0%
             600    Union Pacific Corporation ....................       37,968

Recreational Products - 8.8%
             800    Activision, Inc.+ ............................       23,244
           1,500    Brunswick Corporation ........................       42,000
             700    Electronic Arts, Inc.+ .......................       46,235
                                                                     ----------
                                                                        111,479

Restaurants - 4.0%
           1,600    Brinker International, Inc.+ .................       50,800

Semiconductors - 3.5%
             600    Fairchild Semiconductor Corporation, Class A+.       14,580
           1,100    Microchip Technology, Inc.+ ..................       30,167
                                                                     ----------
                                                                         44,747

Specialty Insurance - 3.9%
           1,000    Radian Group, Inc. ...........................       48,850

Specialty Stores - 5.4%
           1,000    Bed Bath & Beyond, Inc.+ .....................       37,745
             500    Michaels Stores, Inc.+ .......................       19,500
             200    Rent-A-Center, Inc.+ .........................       11,557
                                                                     ----------
                                                                         68,802

TOTAL COMMON STOCKS
(Cost $1,072,257) ................................................    1,167,294
                                                                     ----------

MONEY MARKET FUND - 0.6%
           8,172    J.P. Morgan Vista Federal Money Market Fund
                    (Cost $8,172) ................................        8,172
                                                                     ----------

TOTAL SECURITIES
(Cost $1,080,429) ................................................    1,175,466
                                                                     ----------

Principal Amount

REPURCHASE AGREEMENT - 11.2%
        $142,000    J.P. Morgan Securities, Inc.^
                    2.0% dated 6/28/02, due 7/1/02
                    (Cost $142,000) ..............................      142,000
                                                                     ----------

TOTAL INVESTMENTS - 104.0%
(Cost $1,222,429*) ...............................................    1,317,466

OTHER ASSETS AND LIABILITIES - (4.0)%
(Net) ............................................................      (50,843)
                                                                     ----------

    NET ASSETS - 100.0% ..........................................   $1,266,623
                                                                     ==========

*Aggregate cost for federal tax purposes is $1,222,630.
 Please refer to page 30 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.

==================================================
MONTGOMERY U.S. FOCUS FUND | MYUAX | MYUBX | MYUCX
--------------------------------------------------

Andrew Pratt, CFA ..........................................   Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                               U.S. Focus Fund ++

Since inception (12/31/99)...........................................   (19.51)%
One year ............................................................   (28.31)%

                                 S&P 500 Index

Since 12/31/99 ......................................................   (13.51)%
One year ............................................................   (17.98)%

     [THE FOLLOWING WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                         Growth of a $10,000 Investment

                                        Lipper
        US              S&P             Growth
        Focus Fund      500 Index       Funds Average

Jan     $6,967          $7,894          $7,207
Feb     $6,569          $7,742          $6,886
March   $6,758          $8,033          $7,171
April   $6,277          $7,546          $6,674
May     $6,203          $7,490          $6,532
June    $5,827          $6,957          $5,995

(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets. (2) The Lipper Growth Funds Average universe consists of 1,753 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                                Top Ten Holdings
                     (as a percentage of total net assets)

Exxon Mobil Corporation .................................................   5.8%
Allergan, Inc. ..........................................................   4.7%
Gap, Inc. (The) .........................................................   4.3%
American International Group, Inc. ......................................   4.2%
First Health Group Corporation ..........................................   4.0%
Citigroup, Inc ..........................................................   3.9%
Wal-Mart Stores, Inc. ...................................................   3.9%
Microsoft Corporation ...................................................   3.9%
Pfizer, Inc. ............................................................   3.2%
Viacom, Inc., Class B ...................................................   3.1%

                              Top Five Industries
                     (as a percentage of total net assets)

Apparel/Footwear Retail .................................................   6.8%
Financial Conglomerates .................................................   6.1%
Integrated Oil ..........................................................   5.8%
Discount Stores .........................................................   5.5%
Semiconductors ..........................................................   5.4%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Because the Montgomery U.S. Focus Fund concentrates its assets in relatively few holdings (generally 20 to 40), shareholders may be exposed to greater risks than with more-diversified funds.

Q: How did the Fund perform during the 12-month period ended June 30, 2002, and why?++

A: The Fund trailed the S&P 500 Index, returning -28.31%, versus -17.98% for the benchmark. The Fund's underperformance was due primarily to its overweight exposure to the technology sector, which sustained a cyclical slowdown as businesses cut spending in a weak profit environment. This negative effect was partially offset by positive stock performance in the health care sector and an underweight position in telecommunications services.

Q: What is a holding that performed poorly?

A: AOL Time Warner Inc. contributed negatively to overall performance during the past year. America Online combined with Time Warner to control a large collection of media and Internet properties. The company has yet to demonstrate the synergistic promise of the integrated assets of America Online and Time Warner. The stock's advance has been hampered over the past year by a poor advertising environment and slowing online subscription growth. We have exited the position, as we see further internal struggles between the combined entities.

Q: What is a holding that performed well?

A: Our investment in First Health Group, a managed health care services provider, outperformed the broad benchmark. First Health helps clients cut health care costs by contracting with one provider rather than undergoing the additional administrative expense of dealing with multiple providers across different regions. This is especially important in the current environment, when corporations are trying to manage the double-digit cost increases of providing health care benefits to employees.

Q: What is your outlook?

A: Our objective is to identify companies that can do well regardless of economic conditions. We expect to see a gradual economic recovery that began in the first quarter of 2002. While we are optimistic that conditions will improve, our focus continues to be on finding high-quality companies that are seeing improvement in business fundamentals and have executable long-term growth plans. We continue to run our portfolios in a disciplined fashion, with an emphasis on adding value from careful stock selection.

++The performance indicated is for the Fund's Class R shares, which have been in existence for the life of the Fund's and a better reflection of the long-term performance are Classes A, B and C commenced operations on October 31, 2001, and have different sales charges and expense levels, which may affect performance.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com

                              ==================================================
                              MYUAX | MYUBX | MYUCX | MONTGOMERY U.S. FOCUS FUND
                              --------------------------------------------------

                                  Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - 96.1%

Aerospace/Defense - 2.1%
            500    Raytheon Company ..............................   $   20,375

Airlines - 1.5%
            900    Southwest Airline Company .....................       14,544

Aluminum - 2.0%
            600    Alcoa, Inc. ...................................       19,890

Apparel/Footwear Retail - 6.8%
          3,000    Gap, Inc. (The) ...............................       42,600
            700    Talbots, Inc. (The) ...........................       24,500
                                                                     ----------
                                                                         67,100

Beverages: Non-Alcoholic - 2.4%
            500    PepsiCo, Inc. .................................       24,100

Computer Communications - 2.0%
          1,400    Cisco Systems, Inc.+ ..........................       19,523

Computer Peripherals - 1.1%
            200    Lexmark International, Inc.+ ..................       10,880

Computer Processing Hardware - 1.6%
            600    Dell Computer Corporation+ ....................       15,699

Data Processing Services - 1.7%
          1,000    Jack Henry & Associates, Inc. .................       16,695

Discount Stores - 5.5%
            400    Costco Wholesale Corporation+ .................       15,446
            700    Wal-Mart Stores, Inc. .........................       38,507
                                                                     ----------
                                                                         53,953

Electronic Production Equipment - 1.0%
            500    Applied Materials, Inc.+ ......................        9,545

Electronics/Appliance Stores - 1.5%
            400    Best Buy Company, Inc.+ .......................       14,520

Finance/Rental/Leasing - 2.5%
            400    Freddie Mac ...................................       24,480

Financial Conglomerates - 6.1%
            600    American Express Company ......................       21,792
          1,000    Citigroup, Inc. ...............................       38,750
                                                                     ----------
                                                                         60,542

Home Improvement Chains - 1.9%
            500    Home Depot, Inc. (The) ........................       18,365

Household/Personal Care - 3.8%
            300    Estee Lauder Companies, Inc. (The), Class A ...       10,560
            300    Procter & Gamble Company (The) ................       26,790
                                                                     ----------
                                                                         37,350

Industrial Conglomerates - 2.9%
          1,000    General Electric Company ......................       29,050

Integrated Oil - 5.8%
          1,400    Exxon Mobil Corporation .......................       57,288

Investment Banks/Brokers - 2.5%
            400    Lehman Brothers Holdings, Inc. ................       25,008

Major Banks - 2.9%
            400    Bank of America Corporation ...................       28,144

Managed Health Care - 4.0%
          1,400    First Health Group Corporation+ ...............       39,109

Media Conglomerates - 3.1%
            700    Viacom, Inc., Class B+ ........................       31,059

Medical Specialties - 3.0%
            700    Medtronics, Inc. ..............................       29,995

Motor Vehicles - 1.0%
            600    Ford Motor Company ............................        9,600

Multi-Line Insurance - 4.1%
            600    American International Group, Inc. ............       40,938

Other Consumer Services - 1.9%
            300    eBay, Inc.+ ...................................       18,488

Package Software - 3.9%
            700    Microsoft Corporation+ ........................       38,241

Pharmaceuticals: Major - 5.3%
            900    Pfizer, Inc. ..................................       31,500
            400    Wyeth .........................................       20,480
                                                                     ----------
                                                                         51,980

Pharmaceuticals: Other - 4.7%
            700    Allergan, Inc. ................................       46,725

Savings Banks - 2.1%
            300    Golden West Financial Corporation .............       20,634

Semiconductors - 5.4%
          1,100    Intel Corporation .............................       20,102
            500    International Rectifier Corporation+ ..........       14,575
            800    Texas Instruments, Inc. .......................       18,960
                                                                     ----------
                                                                         53,637

TOTAL COMMON STOCKS
(Cost $960,793) ..................................................      947,457
                                                                     ----------

MONEY MARKET FUND - 0.9%
          8,996    J.P. Morgan Vista Federal Money Market Fund
                   (Cost $8,996) .................................        8,996
                                                                     ----------

TOTAL SECURITIES
(Cost $969,789) ..................................................      956,453
                                                                     ----------

Principal Amount

REPURCHASE AGREEMENT - 11.1%
$109,000           J.P. Morgan Securities, Inc.^
                   2.0% dated 6/28/02, due 7/1/02
                   (Cost $109,000) ...............................      109,000
                                                                     ----------

TOTAL INVESTMENTS - 108.1%
(Cost $1,078,789*) ...............................................    1,065,453

OTHER ASSETS AND LIABILITIES - (8.1)%
(Net) ............................................................      (79,403)
                                                                     ----------

NET ASSETS - 100.0% ..............................................   $  986,050
                                                                     ==========

*Aggregate cost for federal tax purposes is $1,123,436.
 Please refer to page 30 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.

====================================================
MONTGOMERY GLOBAL FOCUS FUND | MGFAX | MGFBX | MGFCX
----------------------------------------------------

Oscar Castro, CFA ...................................  Senior Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                              Global Focus Fund ++

Since inception (10/2/95) ..........................................      1.61%
One year ...........................................................    (32.55)%
Five years .........................................................     (8.54)%

                                MSCI World Index

Since 9/30/95 ......................................................      5.60%
One year ...........................................................    (14.89)%
Five years .........................................................      0.88%

     [THE FOLLOWING WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                         Growth of a $10,000 Investment

        Montgomery      MSCI            Lipper
        Global          World           Global
        Focus Fund      Index           Funds Average

Jan     $12,590         $15,324         $14,775
Feb     $12,336         $15,193         $14,622
March   $13,039         $15,868         $15,334
April   $12,111         $15,335         $14,921
May     $11,767         $15,371         $14,893
June    $11,138         $14,441         $13,950

(1) The Morgan Stanley Capital International World Index measures the performance of selected stocks in approximately 22 developed countries. The index is presented net of dividend withholding taxes. (2) The Lipper Global Funds Average universe consists of 85 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                                Top Ten Holdings
                      (as a percentage of total net assets)

GlaxoSmithKline PLC .....................................................   4.2%
Costco Wholesale Corporation ............................................   4.2%
Amadeus Global Travel Distribution S.A., Class A ........................   4.2%
Viacom, Inc., Class B ...................................................   4.1%
Lehman Brothers Holdings, Inc. ..........................................   3.8%
BP PLC ..................................................................   3.7%
Porsche AG ..............................................................   3.7%
Citigroup, Inc ..........................................................   3.5%
eBay, Inc ...............................................................   3.4%
Microsoft Corporation ...................................................   3.3%

                               Top Five Countries
                      (as a percentage of total net assets)

United States ...........................................................  46.3%
United Kingdom ..........................................................  15.5%
Japan ...................................................................  10.1%
Germany .................................................................   9.4%
Spain ...................................................................   4.2%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. Because the Montgomery Global Focus Fund concentrates its assets in relatively few holdings (generally 20 to 40), shareholders may be exposed to greater risks than with more-diversified funds.

Q: How did the Fund perform during the 12-month period ended June 30, 2002, and why?++

A: The Fund returned -32.55%, underperforming the benchmark Morgan Stanley Capital International (MSCI) World Index, which returned -14.89%. The past 12 months have been painful for equity investors. Fears of a global economic slowdown were eclipsed by the terrorist attacks of 9/11/01. Although stocks rebounded to close the year, selling pressure emerged early in 2002 and continued to affect the markets through June. As investors were hoping that the market had bottomed out, sentiment was further damaged by a host of accounting scandals and fraud charges that undermined trust in the U.S. capital markets. The Fund's concentrated strategy had a negative impact on performance during this very volatile year, as larger allocations to underperforming securities took their toll.

Q: What is an example of a holding that performed poorly?

A: One of the Fund's disappointing investments was Amdocs, a company that provides integrated customer care and billing systems for network operators and service providers in the United States and abroad. We believed that the company had steady recurrent revenue due to the nature of its business and the length of the contracts it had signed with customers. Unfortunately, telecom companies suffered from overexpansion in the late 1990s, and Amdocs saw its customer base begin to dry up. We held on to the position for too long, believing that Amdocs, as a leader in its field, would survive the slowdown and capitalize on remaining clients. We sold our position in the company and will reevaluate once the size of its customer base recovers.

Q: What is an example of a holding that performed well?

A: During an extremely difficult period for growth stocks, we were pleased with the performance of our financial sector holdings. Royal Bank of Scotland in particular stood out as one of the Fund's top performers. With equity markets falling over the course of the past few years, we implemented a strategy to add those financial services companies with strong lending practices and less exposure to investment banking, brokerage and other functions heavily tied to the capital markets. The results were impressive, as markets rewarded these companies with higher price-to-earnings multiples while consumer borrowing growth remained strong. As brokerage stocks struggle with lower trading volume and declining initial public offering activity, we expect further positive contributions from Royal Bank of Scotland and our other holdings in the financial sector.

Q: What is your outlook?

A: Despite the pervasive negative attitude currently dominating the markets, we are optimistic that growth will occur again in the near future. Indeed, the fundamentals remain healthy for the United States and Europe, although expectations for returns on U.S. assets have correctly been adjusted downward. Nevertheless, until more clarity emerges regarding the health of corporate profits, we are unlikely to witness a significant recovery in equity prices. Against this backdrop we expect to maintain our underweight position in the United States while aggressively pursuing opportunities in Europe, where valuations for growth stocks are relatively attractive. We hope to add additional high-quality names in the financial services and consumer sectors that have similar strategies to those that benefited the Fund over the past year.

++The performance indicated is for the Fund's Class R shares, which have been in existence for the life of the Fund's and a better reflection of the long-term performance are Classes A, B and C commenced operations on October 31, 2001, and have different sales charges and expense levels, which may affect performance.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com

                            ====================================================
                            MGFAX | MGFBX | MGFCX | MONTGOMERY GLOBAL FOCUS FUND
                            ----------------------------------------------------

                                  Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - 93.8%

France - 4.2%
          7,200    L'Oreal S.A. (Household/Personal Care) ........  $   561,207
          3,300    Total Fina Elf S.A.
                   (Oil Refining/Marketing) ......................      535,277
                                                                    -----------
                                                                      1,096,484

Germany - 5.7%
          2,890    Muenchener Rueckversicherungs-Gesellschaft
                   AG (Multi-Line Insurance) .....................      682,915
          8,200    SAP AG (Package Software) .....................      809,053
                                                                    -----------
                                                                      1,491,968
Italy - 0.9%
          2,700    Gucci Group N.V. (Apparel/Footwear) ...........      253,076

Japan - 10.1%
         11,500    Fanuc Ltd. (Industrial Machinery) .............      577,759
         18,800    ITO EN Ltd. (Beverages: Non-Alcoholic) ........      712,306
          4,700    Rohm Company Ltd. (Semiconductors) ............      701,715
         17,000    Seven - Eleven Japan Company Ltd.
                   (Food Retail) .................................      669,643
                                                                    -----------
                                                                      2,661,423

Netherlands - 3.9%
         35,000    ASML Holding N.V.
                   (Electronic Production Equipment) .............      553,560
         31,000    ASML Holding N.V., ADR+
                   (Electronic Production Equipment) .............      468,410
                                                                    -----------
                                                                      1,021,970

Spain - 4.2%
        173,900    Amadeus Global Travel Distribution S.A.,
                   Class A (Miscellaneous Commercial Service) ....    1,111,828

Switzerland - 3.0%
         25,000    Credit Suisse Group (Major Banks) .............      792,466

United Kingdom - 15.5%
         81,500    Barclays PLC (Major Banks) ....................      685,513
        115,400    BP PLC (Integrated Oil) .......................      968,013
         46,000    Diageo PLC (Beverages: Alcoholic) .............      596,684
         51,470    GlaxoSmithKline PLC
                   (Pharmaceuticals: Major) ......................    1,113,907
         24,900    Royal Bank of Scotland Group PLC
                   (Major Banks) .................................      706,738
                                                                    -----------
                                                                      4,070,855

United States - 46.3%
         26,000    American Eagle Outfitters, Inc.+
                   (Apparel/Footwear Retail) .....................      549,510
         25,400    Applied Materials, Inc.+
                   (Electronic Production Equipment) .............      484,886
         19,800    Best Buy Company, Inc.+
                   (Electronics/Appliance Stores) ................      718,740
         59,800    Cisco Systems, Inc.+
                   (Computer Communications) .....................      833,911
         23,500    Citigroup, Inc. (Financial Conglomerates) .....      910,625
         28,800    Costco Wholesale Corporation+
                   (Discount Stores) .............................    1,112,112
         21,200    Dell Computer Corporation+
                   (Computer Processing Hardware) ................      554,698
         14,600    eBay, Inc.+ (Other Consumer Services) .........      899,725
         20,900    Intel Corporation (Semiconductors) ............      381,947
          7,700    International Business Machines Corporation
                   (Computer Processing Hardware) ................      554,400
         16,000    Lehman Brothers Holdings, Inc.
                   (Investment Banks/Brokers) ....................    1,000,320
         17,400    Lowe's Companies, Inc.
                   (Home Improvement Chains) .....................      789,960
         37,800    Micron Technology, Inc.+ (Semiconductors) .....      764,316
         15,800    Microsoft Corporation+
                   (Package Software) ............................      863,154
         21,800    Univision Communications, Inc., Class A+
                   (Broadcasting) ................................      684,520
         24,200    Viacom, Inc., Class B+
                   (Media Conglomerates) .........................    1,073,754
                                                                    -----------
                                                                     12,176,578

TOTAL COMMON STOCKS
(Cost $26,488,077) ...............................................   24,676,648
                                                                    -----------

PREFERRED STOCKS - 3.7%

Germany - 3.7%
          2,040    Porsche AG (Motor Vehicles)
                   (Cost $696,605) ...............................      966,128

MONEY MARKET FUND - 0.0%@
          9,877    J.P. Morgan Vista Federal Money Market Fund
                   (Cost $9,877) .................................        9,877
                                                                    -----------

TOTAL SECURITIES
(Cost $27,194,559) ...............................................   25,652,653

Principal Amount

REPURCHASE AGREEMENT - 8.1%
     $2,123,000    J.P. Morgan Securities, Inc.^
                   2.0% dated 6/28/02, due 7/1/02
                   (Cost $2,123,000) .............................    2,123,000
                                                                    -----------

TOTAL INVESTMENTS - 105.6%
(Cost $29,317,559*) ..............................................   27,775,653

OTHER ASSETS AND LIABILITIES - (5.6)%
(Net) ............................................................   (1,478,392)
                                                                    -----------

NET ASSETS - 100.0% ..............................................  $26,297,261
                                                                    ===========

*Aggregate cost for federal tax purposes is $29,621,243.
 Please refer to page 30 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.

=========================================================
MONTGOMERY GLOBAL LONG-SHORT FUND | MLSAX | MLSBX | MLSCX
---------------------------------------------------------

Chetan Joglekar ...........................................   Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                           Global Long-Short Fund ++

Since inception (12/31/97) ...........................................   15.95%
One year .............................................................  (16.79)%
Three years ..........................................................   (2.95)%

                      MSCI All-Country World Free Index /
                     50 SB US T-Bill--50 MSCI AC World Free

Since 12/31/97 .............................................    0.62%  /  2.95%
One year ...................................................  (14.22)% / (5.96)%
Three years ................................................   (8.43)% / (1.89)%

     [THE FOLLOWING WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                         Growth of a $10,000 Investment

                        MSCI                            50% SB U.S.
        Montgomery      All-Country     Lipper          T-Bill-50%
        Global Long     World Free      Global          MSCI AC
        Short Fund      Index           Funds Average   World Free

Jan     $19,749         $10,887         $10,993         $11,676
Feb     $19,073         $10,807         $10,879         $11,641
March   $19,815         $11,295         $11,409         $11,912
April   $19,326         $10,937         $11,102         $11,732
May     $19,309         $10,953         $11,081         $11,749
June    $18,382         $10,284         $10,379         $11,032

(1) The Morgan Stanley Capital International (MSCI) All-Country World Free Index is an unmanaged capitalization-weighted monthly total return index composed of securities available for purchase by foreigners, which are listed on the stock exchanges of more than 45 developed and emerging countries, including the United States. (2) The 50 US T-Bill--50 MSCI AC World Free Index is a blended index of two published indices derived and maintained by Montgomery Asset Management, LLC. It is calculated by taking 50 of the one-month total return for the Salomon Smith Barney Three-Month U.S. Treasury Bill (US T-Bill) Index and adding 50 of the one-month total return for the MSCI All-Country World Free Index. The sum value of this calculation derives the return for the index, as shown above on the graph. The index is rebalanced monthly. The Salomon Smith Barney US T-Bill Index measures monthly return equivalents of yield averages that are not marked-to-market. The index consists of the average of the last three 3-month T-bill issues. Returns for this index are calculated on a monthly basis only.
(3) The Lipper Global Funds Average universe consists of 83 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                                Top Ten Holdings
                     (as a percentage of total net assets)

Costco Wholesale Corporation ............................................   2.2%
eBay, Inc ...............................................................   2.1%
Anglo American PLC ......................................................   1.5%
Bank of New York Company, Inc. (The) ....................................   1.4%
International Flavors & Fragrances, Inc. ................................   1.3%
American Eagle Outfitters, Inc. .........................................   1.3%
Nippon Steel Corporation ................................................   1.3%
McDonald's Corporation ..................................................   1.3%
Exxon Mobil Corporation .................................................   1.2%
Kyocera Corporation .....................................................   1.1%

                               Top Five Countries
                     (as a percentage of total net assets)

United States ...........................................................  32.7%
Japan ...................................................................  12.7%
United Kingdom ..........................................................   5.6%
Korea ...................................................................   4.0%
China/Hong Kong .........................................................   2.4%

Q: How did the Fund perform during the 12-month period ended June 30, 2002, and why?++

A: The Fund lagged its blended benchmark, which consists of 50 Morgan Stanley Capital International (MSCI) All-Country World Free Index and 50 Salomon Smith Barney Three-Month U.S. Treasury Bill Index, returning -16.79%, versus -5.96% for the benchmark. Investments in technology were the main detractors from the Fund's relative performance. We had overweighted the sector during fourth quarter 2001, which helped performance at that time. And though we trimmed our tech positions during the first six months of 2002, it was not enough to soften the impact of the sector's significant underperformance. In addition, we had overweighted investments in large-cap industrial stocks, which were poised to benefit from a cyclical upswing in the U.S. economy. Mixed economic data kept investors from supporting the more cyclical sectors, and stock selection in Latin America--particularly Brazil--also proved negative, due to political turmoil and weakening currencies. During the year we kept the Fund overweighted in emerging markets holdings, an approach that helped performance during the first three quarters. More recently, however, investments in Korea and Taiwan suffered corrections, as did some in the developed market of Japan.

Q: What is a holding that performed particularly well?

A: Kookmin Bank, the largest bank in Korea, posted strong returns. We initiated the investment at attractive valuations so we could benefit from the economic recovery taking place in Korea. Kookmin has significant domestic banking business that should improve as the Korean economy grows. The bank now boasts the most attractive assets in its industry, after merging with Housing and Commercial Bank. That merger, our ability to buy the stock at an attractive price, strong corporate management and improvement in the Korean economy--all helped Kookmin become one of the top contributors to the Fund. In addition, nearly every short position we held helped performance, because so many markets declined. Our short positions in tech names performed particularly well. We intend to reduce some of these short positions, because their upside may be more limited if a turnaround is imminent.

Q: What is a holding that disappointed?

A: Attracted by both its growth prospects and its low valuation, we bought Tele Centro Oeste Celular, a Brazilian wireless telecommunications services provider. Unfortunately, the company has been caught up in the Brazilian debt and currency crisis and has become even cheaper in response. We do believe that the macroeconomic problems plaguing Brazil will eventually be resolved and we intend to keep a stake in Tele Centro Oeste Celular, due to its appealing valuation, positive growth profile and solid long-term fundamentals.

Q: What is your outlook?

A: Our positioning is predicated on our belief that the U.S. dollar will continue to weaken. To that end we are more optimistic about prospects for stocks denominated in euros, Asian currencies and British pound sterling. We also remain positive about opportunities in Asia. Although stocks in countries such as Taiwan, Korea and Japan corrected substantially in second quarter 2002, we believe that they will recover. We also believe that Japan's economy still faces long -term difficulties, but that the domestic economy, such as in Korea and Taiwan, should recover well in the near term. At this point, because the markets have declined so much in the recent past, the Fund is slightly biased toward long positions instead of short. These investments include a representation of U.S. stocks, as we expect U.S. companies to weather investor mistrust for a while longer.

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. The Fund uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. It may invest a larger percentage of its assets in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. As a result, the value of an investment in the Fund may be more volatile than investments in other mutual funds. This Fund may not be appropriate for conservative investors.

From 1998 through 2000, the Fund's investments in IPOs had a significant impact on its performance. These returns, which were achieved during favorable market conditions, involve the risk of volatility, and investors should not expect that this performance will be achieved consistently.

++The performance indicated is for the Fund's Class R shares, which have been in existence for the life of the Fund's and a better reflection of the long-term performance are Classes A, B and C commenced operations on October 31, 2001, and have different sales charges and expense levels, which may affect performance.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com

                       =========================================================
                       MLSAX | MLSBX | MLSCX | MONTGOMERY GLOBAL LONG-SHORT FUND
                       ---------------------------------------------------------

                                  Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - 72.4%

Australia - 0.5%
         29,200    Woolworths Ltd. (Food Retail) .................  $   216,238

Bermuda - 0.1%
          2,200    ACE Ltd. (Property/Casualty Insurance) ........       69,520

Brazil - 1.0%
      1,021,190    Brasil Telecom S.A.
                   (Major Telecommunications) ....................        3,398
         17,200    Companhia de Seneamento Basico do Eslado
                   de Sao Paulo, ADR (Water Utilities) ...........      149,640
         75,400    Tele Centro Oeste Celular Participacoes S.A.,
                   ADR++++ (Wireless Telecommunications) .........      334,022
                                                                    -----------
                                                                        487,060

Canada - 0.5%
         10,800    Open Text Corporation+++++
                   (Package Software) ............................      213,840

China/Hong Kong - 2.4%
         92,000    China Mobile Ltd.+
                   (Wireless Telecommunications) .................      272,468
         20,000    Hang Seng Bank Ltd. (Major Banks) .............      214,108
        774,000    Next Media Ltd.
                   (Commercial Printing/Forms) ...................      208,390
         54,000    Sun Hung Kai Properties Ltd.
                   (Real Estate Development) .....................      410,203
                                                                    -----------
                                                                      1,105,169

Denmark - 0.6%
         10,900    TDC A/S (Specialty Telecommunications) ........      301,095

Finland - 0.2%
          5,400    Nokia Oyj, Sponsored ADR
                   (Telecommunications Equipment) ................       78,192

France - 1.4%
          2,320    Altran Technologies S.A.
                   (Engineering & Construction) ..................       67,527
          6,200    France Telecom S.A., Sponsored ADR++++
                   (Major Telecommunications) ....................       58,156
          8,800              Renault S.A. (Motor Vehicles) .......      411,117
          3,800    STMicroelectronics N.V. (Semiconductors) ......       92,454
                                                                    -----------
                                                                        629,254

Germany - 0.5%
          4,100    Altana AG (Pharmaceuticals: Other) ............      222,247

India - 0.7%
         32,300    Satyam Computer Services Ltd., ADR
                   (Information Technology Services) .............      338,181

Israel - 0.1%
          2,350    Check Point Software Technologies Ltd.+++++
                   (Internet Software Services) ..................       31,854

Japan - 11.8%
         56,000    Ebara Corporation
                   (Miscellaneous Manufacturing) .................      301,907
          3,700    Fanuc Ltd. (Industrial Machinery) .............      185,888
         14,200    Fast Retailing Company Ltd.
                   (Apparel/Footwear Retail) .....................      308,116
             66    Japan Telecom Company Ltd.
                   (Major Telecommunications) ....................      188,925
         13,700    Konami Corporation
                   (Recreational Products) .......................      287,548
          6,900    Kyocera Corporation
                   (Electronic Equipment/Instruments) ............      503,860
         32,000    Minebea Company Ltd.
                   (Metal Fabrications) ..........................      188,008
         42,000    Mitsubishi Corporation
                   (Industrial Conglomerates) ....................      303,893
         29,000    Mitsubishi Logistics Corporation
                   (Marine Shipping) .............................      197,004
         27,000    Mitsui Fudosan Company Ltd.
                   (Real Estate Development) .....................      238,848
          2,100    Nintendo Company Ltd.
                   (Recreational Products) .......................      309,326
        387,000    Nippon Steel Corporation (Steel) ..............      603,956
         73,000    Nishimatsu Construction Company Ltd.
                   (Engineering & Construction) ..................      227,240
        112,000    Sanyo Electric Company Ltd.
                   (Electronic Equipment/Instruments) ............      488,846
          2,800    Takefuji Corporation
                   (Finance/Rental/Leasing) ......................      194,651
          6,000    TDK Corporation
                   (Electronic Components) .......................      283,413
         20,000    Tenma Corporation (Home Furnishings) ..........      226,664
          7,000    Toyota Motor Corporation
                   (Motor Vehicles) ..............................      185,771
            108    UFJ Holdings, Inc. (Major Banks) ..............      261,381
                                                                    -----------
                                                                      5,485,245

Korea - 4.0%
         26,000    Daewoo Motor Sales Corporation+
                   (Specialty Stores) ............................      137,240
          7,700    Kookmin Bank (Major Banks) ....................      373,799
         40,000    Koram Bank+ (Regional Banks) ..................      356,000
         10,100    Korea Electric Power Corporation
                   (Electric Utilities) ..........................      184,705
         19,000    KT Corporation, Sponsored ADR++++
                   (Major Telecommunications) ....................      411,350
          1,450    Samsung Electronics Company Ltd.
                   (Electronic Equipment/Instruments) ............      396,550
                                                                    -----------
                                                                      1,859,644

Mexico - 1.0%
         23,400    America Movil S.A. de C.V., Series L
                   (Wireless Telecommunications) .................      313,560
        113,000    Grupo Mexico S.A., Series B
                   (Other Metals/Minerals) .......................      158,581
                                                                    -----------
                                                                        472,141

Netherlands - 0.3%
          8,100    ASML Holding N.V., ADR+
                   (Electronic Production Equipment) .............      122,391

Norway - 0.5%
         20,900    Tandberg ASA+
                   (Telecommunications Equipment) ................      245,896

Peru - 0.7%
         12,900    Compania de Minas Buenaventura S.A., ADR
                   (Precious Metals) .............................      330,240
Russia - 0.7%
         10,300    Mobile Telesystems, Sponsored ADR
                   (Wireless Telecommunications) .................      311,987


The accompanying notes are an integral part of these financial statements.

=========================================================
MONTGOMERY GLOBAL LONG-SHORT FUND | MLSAX | MLSBX | MLSCX
---------------------------------------------------------

Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - continued

Singapore - 2.3%
         33,200    Flextronics International Ltd.
                   (Electronic Components) .......................  $   236,550
        563,000    Huan Hsin Holdings Ltd.
                   (Telecommunications Equipment) ................      430,465
      1,070,000    United Food Holdings Ltd.
                   (Foods: Meat/Fish/Dairy) ......................      415,116
                                                                    -----------
                                                                      1,082,131

South Africa - 1.5%
         42,803    Anglo American PLC
                   (Other Metals/Minerals) .......................      709,950

Spain - 0.6%
         13,400    Amadeus Global Travel Distribution S.A.,
                   Class A (Miscellaneous Commercial Service) ....       85,673
         17,200    Repsol YPF S.A. (Oil Refining/Marketing) ......      202,626
                                                                    -----------
                                                                        288,299

Sweden - 1.2%
         33,000    Alfa Laval AB+ (Industrial Machinery) .........      329,839
          6,600    Svenska Cellulosa AB
                   (Household/Personal Care) .....................      234,472
                                                                    -----------
                                                                        564,311

Taiwan - 1.5%
         42,000    Hon Hai Precision Industry Company Ltd.
                   (Computer Peripherals) ........................      171,595
         41,000    ProMos Technologies, Inc.+ (Semiconductors) ...      192,700
         36,300    Taiwan Semiconductor Manufacturing
                   Company Ltd.+ (Semiconductors) ................       73,882
        457,000    Winbond Electronics Corporation
                   (Semiconductors) ..............................      257,157
                                                                    -----------
                                                                        695,334

United Kingdom - 5.6%
          8,800    Amdocs Ltd.+
                   (Data Processing Services) ....................       66,440
         46,100    BP PLC (Integrated Oil) .......................      386,702
         77,700    Capita Group PLC (Personnel Services) .........      370,325
         86,400    Hays PLC
                   (Miscellaneous Commercial Service) ............      203,919
         17,700    HBOS PLC (Major Banks) ........................      191,698
         80,700    Imperial Chemical Industries PLC
                   (Chemicals: Major Diversified) ................      392,624
         62,600    Matalan PLC (Apparel/Footwear Retail) .........      298,119
          6,800    Royal Bank of Scotland Group PLC+
                   (Major Banks) .................................      193,005
         17,400    Shire Pharmaceuticals Group PLC+
                   (Pharmaceuticals: Other) ......................      154,183
          4,800    Shire Pharmaceuticals Group PLC, ADR+
                   (Pharmaceuticals: Other) ......................      123,840
         18,000    Smiths Group PLC
                   (Industrial Conglomerates) ....................      233,622
                                                                    -----------
                                                                      2,614,477

United States - 32.7%
          5,700    Acxiom Corporation+
                   (Data Processing Services) ....................       99,721
          2,800    Affiliated Computer Services, Inc.
                   (Data Processing Services) ....................      132,944
          9,600    Agile Software Corporation+
                   (Internet Software Services) ..................       70,608
          3,600    Agilent Technologies, Inc.+
                   (Electronic Equipment/Instruments) ............       85,140
          1,900    Alltel Corporation
                   (Major Telecommunications) ....................       89,300
         29,500    American Eagle Outfitters, Inc.+++++
                   (Apparel/Footwear Retail) .....................      623,482
          2,300    Analog Devices, Inc.+++++(Semiconductors) .....       68,310
         26,900    AOL Time Warner, Inc.+++++
                   (Media Conglomerates) .........................      395,699
         22,400    Applied Materials, Inc.+++++
                   (Electronic Production Equipment) .............      427,616
         20,900    Ascential Software Corporation
                   (Package Software) ............................       56,744
          2,900    Aspen Technology, Inc.
                   (Package Software) ............................       24,128
         10,900    AT&T Wireless Services, Inc.+++++
                   (Wireless Telecommunications) .................       63,765
          1,600    ATMI, Inc.+++++
                   (Electronic Production Equipment) .............       35,760
         19,200    Bally Total Fitness Holding Corporation+++++
                   (Other Consumer Services) .....................      359,232
         20,000    Bank of New York Company, Inc. (The)++++
                   (Major Banks) .................................      675,000
          2,500    Best Buy Company, Inc.+
                   (Electronics/Appliance Stores) ................       90,750
          5,300    BMC Software, Inc.+
                   (Computer Processing Hardware) ................       87,980
          1,000    Cabot Microelectronics Corporation+
                   (Industrial Specialties) ......................       43,280
          5,900    Cadence Design Systems, Inc.+
                   (Package Software) ............................       95,108
         12,800    Calpine Corporation+
                   (Alternative Power Generation) ................       89,984
         10,100    Caterpillar, Inc.+++++
                   (Trucks/Construction/Farm Machine) ............      494,395
          2,900    Circuit City Stores, Inc. - CarMax Group+
                   (Specialty Stores) ............................       62,785
         13,400    Cisco Systems, Inc.+++++
                   (Computer Communications) .....................      186,863
         10,333    Citigroup, Inc.++++
                   (Financial Conglomerates) .....................      400,404
          9,200    Computer Associates International, Inc.++++
                   (Package Software) ............................      146,188
          6,800    Comverse Technology, Inc.+++++
                   (Telecommunications Equipment) ................       62,866
         26,600    Costco Wholesale Corporation+++++
                   (Discount Stores) .............................    1,027,159
          5,200    CSG Systems International, Inc.+++++
                   (Data Processing Services) ....................       99,554
         15,800    eBay, Inc.+++++(Other Consumer Services) ......      973,675
          2,900    Electronic Data Systems Corporation++++
                   (Data Processing Services) ....................      107,735
         13,900    ePresence, Inc.+++++
                   (Computer Communications) .....................       52,056
         13,100    Exxon Mobil Corporation++++
                   (Integrated Oil) ..............................      536,052
          5,000    Fannie Mae (Finance/Rental/Leasing) ...........      368,750
          1,100    First Data Corporation
                   (Data Processing Services) ....................       40,920


The accompanying notes are an integral part of these financial statements.

                       =========================================================
                       MLSAX | MLSBX | MLSCX | MONTGOMERY GLOBAL LONG-SHORT FUND
                       ---------------------------------------------------------

                                  Portfolio Investments: June 30, 2002 (Audited)

Shares                                                           Value (Note 1)

COMMON STOCKS - continued

United States -    continued
         25,800    Foot Locker, Inc.+++++
                   (Apparel/Footwear Retail) .....................  $   372,810
          6,000    Freddie Mac (Finance/Rental/Leasing) ..........      367,200
          2,700    Genentech, Inc.+++++(Biotechnology) ...........       90,450
         10,700    General Electric Company++++
                   (Industrial Conglomerates) ....................      310,835
          7,100    Hanover Compressor Company+++++
                   (Oilfield Services/Equipment) .................       95,850
         19,700    Hollywood Entertainment Corporation+++++
                   (Electronics/Appliance Stores) ................      407,691
          2,400    Home Depot, Inc. (The)
                   (Home Improvement Chains) .....................       88,152
          1,000    Hotels.com, Class A
                   (Other Consumer Services) .....................       42,235
          1,900    Integrated Device Technology, Inc.+
                   (Semiconductors) ..............................       34,419
          2,600    International Business Machines Corporation
                   (Computer Processing Hardware) ................      187,200
         19,300    International Flavors & Fragrances, Inc.++++
                   (Household/Personal Care) .....................      627,057
          2,500    Kronos, Inc.+
                   (Electronic Equipment/Instruments) ............       77,063
          9,200    Lam Research Corporation+
                   (Electronic Production Equipment) .............      165,278
          1,500    Lexmark International, Inc.+
                   (Computer Peripherals) ........................       81,600
          4,900    Manugistics Group, Inc.+++++
                   (Package Software) ............................       29,939
         15,200    Matrixone, Inc.+
                   (Internet Software Services) ..................       92,796
          2,000    Maxim Integrated Products, Inc.+
                   (Semiconductors) ..............................       76,650
          5,400    McData Corporation, Class B+
                   (Computer Communications) .....................       47,979
         20,700    McDonald's Corporation+++++(Restaurants) ......      588,915
          1,700    Medimmune, Inc.+++++(Biotechnology) ...........       44,872
          9,600    Micron Technology, Inc.+ (Semiconductors) .....      194,112
          4,300    Microsoft Corporation+++++
                   (Package Software) ............................      234,909
          9,500    Movie Gallery, Inc.+
                   (Electronics/Appliance Stores) ................      201,067
          4,300    MRO Software, Inc.+ (Package Software) ........       48,956
          4,000    NetBank, Inc. (Savings Banks) .................       47,900
         19,500    Oracle Corporation+++++
                   (Package Software) ............................      184,762
         13,600    Parametric Technology Corporation+++++
                   (Package Software) ............................       46,716
          1,200    Payless ShoeSource, Inc.+++++
                   (Apparel/Footwear Retail) .....................       69,180
          3,400    PeopleSoft, Inc.+++++(Package Software) .......       50,575
         10,600    Pfizer, Inc.++++(Pharmaceuticals: Major) ......      371,000
          5,500    Plantronics, Inc., Class A+
                   (Telecommunications Equipment) ................      104,555
          3,600    Power Integrations, Inc.+ (Semiconductors) ....       65,232
          1,700    Principal Financial Group+
                   (Financial Conglomerates) .....................       52,700
          9,500    Providian Financial Corporation
                   (Finance/Rental/Leasing) ......................       55,860
         10,500    SBC Communications, Inc.++++
                   (Major Telecommunications) ....................      320,250
          2,700    Siebel Systems, Inc.+++++
                   (Package Software) ............................       38,381
          5,500    Summit Properties, Inc.
                   (Real Estate Investment Trusts) ...............      128,425
          5,700    Symbol Technologies, Inc.
                   (Electronic Equipment/Instruments) ............       48,450
          3,600    Teradyne, Inc.+
                   (Electronic Production Equipment) .............       84,600
          3,300    Texas Instruments, Inc.++++ (Semiconductors) ..       78,210
          6,700    Ticketmaster, Class B+
                   (Other Consumer Services) .....................      125,323
         18,900    Vastera, Inc.+
                   (Internet Software Services) ..................       83,632
          8,200    Verisign, Inc.+
                   (Internet Software Services) ..................       58,999
          2,600    Veritas Software Corporation+++++
                   (Package Software) ............................       51,441
         51,100    Vignette Corporation+++++
                   (Internet Software Services) ..................      100,922
         13,000    Visteon Corporation (Auto Parts: O.E.M.) ......      184,600
          4,100    Willow Grove Bancorporation, Inc.
                   (Savings Banks) ...............................       48,196
         10,100    Yahoo!, Inc.+++++
                   (Internet Software Services) ..................      149,025
                                                                    -----------
                                                                     15,230,922

TOTAL COMMON STOCKS
(Cost $37,505,432) ...............................................   33,705,618
                                                                    -----------

Principal Amount

CORPORATE NOTES - 0.9%

Japan - 0.9%
      $ 410,000    MBL International Finance, Notes
                   3.000% due 11/30/02
                   (Cost $410,765) ...............................      411,025
                                                                    -----------

Number of Rights

RIGHTS - 0.0%@

Netherlands - 0.0%@
              1    Vedior N.V. (Cost $18) ........................           14
                                                                    -----------

TOTAL SECURITIES
(Cost $37,916,215) ...............................................   34,116,657
                                                                    -----------


The accompanying notes are an integral part of these financial statements.

=========================================================
MONTGOMERY GLOBAL LONG-SHORT FUND | MLSAX | MLSBX | MLSCX
---------------------------------------------------------

Portfolio Investments: June 30, 2002 (Audited)

Principal Amount

REPURCHASE AGREEMENT - 16.5%
    $ 7,702,000    J.P. Morgan Securities, Inc.^
                   2.0% dated 6/28/02, due 7/1/02
                   (Cost $7,702,000) .............................  $ 7,702,000
                                                                    -----------

TOTAL INVESTMENTS - 89.8%
(Cost $45,618,215*) ..............................................   41,818,657

TOTAL SHORT SALES - (16.1)%
(Proceeds $7,983,922) ............................................   (7,480,488)

OTHER ASSETS AND LIABILITIES - 26.3%
(Net) ............................................................   12,238,602
                                                                    -----------

NET ASSETS - 100.0% ..............................................  $46,576,771
                                                                    ===========

*Aggregate cost for federal tax purposes is $46,215,275.
 Please refer to page 30 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.

                                                         =======================
                                                         SCHEDULE OF SHORT SALES
                                                         -----------------------

                                                         June 30, 2002 (Audited)

                                                                           Value
Shares                                                    Proceeds      (Note 1)

SHORT SALES - 16.1%
               Australia - 0.4%
     9,800     National Australia Bank
               (Major Banks) ........................   $  199,034   $  195,368

               France - 0.5%
     5,100     Accor S.A ............................
               (Hotels/Resorts/Cruiselines) .........      208,554      206,661
     5,200     Alcatel S.A., Sponsored ADR
               (Telecommunications Equipment) .......       44,879       36,972
                                                        ----------   ----------
                                                           253,433      243,633
                                                        ----------   ----------

               Germany - 0.4%
     6,900     Karstadtquelle AG
               (Department Stores) ..................      209,396      179,047

               Ireland - 0.1%
     6,800     IONA Technologies PLC, ADR+
               (Package Software) ...................       73,778       35,666

               Israel - 0.1%
       800     Orbotech Ltd. ........................
               (Electronic Production Equipment) ....       22,789       18,168

               Japan - 5.9%
    30,000     Citizen Watch Company Ltd. ...........
               (Electronic Components) ..............      207,215      202,045
    46,000     Mitsui & Company Ltd. ................
               (Wholesale Distributors) .............      313,072      307,882
     3,300     Murata Manufacturing Company
               Ltd. (Electronic Components) .........      208,979      212,059
     2,800     Nidec Corporation
               (Electrical Products) ................      198,864      203,063
     1,300     Nintendo Company Ltd. ................
               (Recreational Products) ..............      188,596      191,488
     8,800     Nitto Denko Corporation
               (Electronic Components) ..............      266,405      288,621
     5,200     Orix Corporation
               (Finance/Rental/Leasing) .............      406,332      419,645
    52,000     Sumitomo Mitsui Banking
               Corporation (Major Banks) ............      295,989      253,870
    32,000     Sumitomo Realty & Development
               Company Ltd. .........................
               (Real Estate Development) ............      191,751      194,150
    70,000     Sumitomo Warehouse Company
               (Marine Shipping) ....................      200,187      192,781
     4,600     Tokyo Electron Ltd. ..................
               (Electronic Production Equipment) ....      314,757      299,821
                                                        ----------   ----------
                                                         2,792,147    2,765,425
                                                        ----------   ----------

               Korea - 0.7%
    13,100     SK Telecom Company Ltd., ADR
               (Wireless Telecommunications) ........      317,665      324,749

               Taiwan - 0.3%
    17,700     AU Optronics Corporation, ADR
               (Electronic Equipment/Instruments) ...      201,951      147,087

               United Kingdom - 0.7%
    33,100     GUS PLC
               (Catalog/Specialty Distribution) .....      306,604      301,633

               United States - 7.0%
     3,500     Accenture Ltd., Class A+
               (Information Technology Services) ....       68,038       66,500
     6,400     Adtran, Inc.+
               (Telecommunications Equipment) .......      118,521      123,872
     2,300     Ansys, Inc.+ (Package Software) ......       56,866       46,241
     2,700     Apollo Group, Inc., Class A+
               (Other Consumer Services) ............       57,373      106,447
     6,300     Applied Micro Circuits Corporation
               (Semiconductors) .....................       59,534       29,768
     6,600     Broadwing, Inc.+
               (Major Telecommunications) ...........       39,665       17,160
     1,400     Capital One Financial Corporation
               (Finance/Rental/Leasing) .............       70,202       85,470
     3,100     Coinstar, Inc.+
               (Other Consumer Services) ............       89,974       75,779
     2,700     Conceptus, Inc. ......................
               (Medical Specialties) ................       45,359       44,510
     2,600     Dynamics Research Corporation+
               (Aerospace/Defense) ..................       51,658       62,881
     8,700     Extreme Networks, Inc.+
               (Computer Communications) ............      100,799       87,870
     3,000     FuelCell Energy, Inc.+
               (Aerospace/Defense) ..................       47,767       30,795
     9,100     InFocus Corporation
               (Computer Peripherals) ...............       95,793      107,243
    12,100     Informatica Corporation
               (Package Software) ...................       80,715       85,728
     8,900     Inrange Technologies Corporation,
               Class B+
               (Computer Communications) ............      115,052       42,320
    10,700     Juniper Networks, Inc.+
               (Computer Communications) ............      134,926       60,508
     3,100     Kopin Corporation+
               (Electronic Components) ..............       28,458       20,445
     6,700     Longs Drug Stores, Inc. ..............
               (Drug Store Chains) ..................      203,205      189,543
     7,300     MCG Capital Corporation+
               (Finance/Rental/Leasing) .............      121,352      121,508
       800     MGIC Investment Corporation+
               (Specialty Insurance) ................       57,710       54,240
     8,800     Microsoft Corporation+
               (Package Software) ...................      482,642      480,744
     5,000     NetFlix.com, Inc.+
               (Internet Retail) ....................       75,820       69,975
    10,700     Newmont Mining Corporation
               (Holding Company)
               (Precious Metals) ....................      323,585      281,731
     3,500     PMC-Sierra, Inc.+ (Semiconductors) ...      101,229       32,428
     2,600     Probusiness Services, Inc.+
               (Miscellaneous Commercial Service) ...       48,804       37,843
     1,600     ProQuest Company+
               (Miscellaneous Commercial Service) ...       58,679       56,800
     1,100     Qualcomm, Inc.+
               (Telecommunications Equipment) .......       31,379       30,234
    12,600     Starbucks Corporation+
               (Restaurants) ........................      266,738      313,047
     2,500     Synopsys, Inc. .......................
               (Electronic Production Equipment) ....      134,383      137,475
    40,000     Valence Technology, Inc.+
               (Electrical Products) ................      112,970       54,800
     4,700     Viacom, Inc., Class B+
               (Media Conglomerates) ................      218,355      208,539
     4,200     Websense, Inc.+
               (Internet Software Services) .........      109,574      107,268
                                                        ----------   ----------
                                                         3,607,125    3,269,712
                                                        ----------   ----------
TOTAL SHORT SALES ...................................   $7,983,922   $7,480,488
                                                        ==========   ==========


The accompanying notes are an integral part of these financial statements.

========================================================
MONTGOMERY EMERGING MARKETS FUND | MYEAX | MYEBX | MYECX
--------------------------------------------------------

Josephine Jimenez, CFA .............................   Senior Portfolio Manager
Frank Chiang .......................................   Senior Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                            Emerging Markets Fund ++

Since inception (3/1/92) .............................................   (0.29)%
One year .............................................................   (3.14)%
Five years ...........................................................  (11.83)%
Ten years ............................................................   (0.26)%

                        MSCI Emerging Markets Free Index

Since 3/1/92 .........................................................    1.62%
One year .............................................................    1.31%
Five years ...........................................................   (8.40)%
Ten years ............................................................    2.53%

     [THE FOLLOWING WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                         Growth of a $10,000 Investment

        Montgomery      MSCI            Lipper
        Emerging        Emerging        Emerging
        Markets         Markets         Markets
        Fund            Free Index      Funds Average

Jan     $10,022         $11,979         $11,428
Feb     $10,123         $12,175         $11,676
March   $10,696         $12,908         $12,344
April   $10,764         $12,992         $12,455
May     $10,640         $12,785         $12,339
June    $ 9,708         $11,826         $11,422

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries. (2) The Lipper Emerging Markets Funds Average universe consists of 210 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                                Top Ten Holdings
                      (as a percentage of total net assets)

Samsung Electronics Company Ltd. ........................................   5.9%
Taiwan Semiconductor Manufacturing Company Ltd. .........................   4.6%
Anglo American PLC ......................................................   4.0%
Komercni Banka A.S ......................................................   3.1%
Sasol Ltd. ..............................................................   3.1%
SK Telecom Company Ltd. .................................................   2.7%
Anglo American Platinum Corporation Ltd. ................................   2.5%
Gold Fields Ltd. ........................................................   2.4%
YUKOS, ADR ..............................................................   2.4%
Impala Platinum Holdings Ltd. ...........................................   2.2%

                               Top Five Countries
                      (as a percentage of total net assets)

Korea ..................................................................   19.3%
Taiwan .................................................................   15.8%
South Africa ...........................................................   15.7%
Mexico .................................................................    8.1%
China/Hong Kong ........................................................    7.5%

Q: How did the Fund perform during the 12-month period ended June 30, 2002, and why?++

A: The Fund returned -3.14%, underperforming the benchmark Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, which returned 1.31%. The Fund enjoyed strong gains during the first-quarter market rally and prior to 9/11/01. Our underweight position in the strong Korean economy and the emergence of corporate accounting scandals in 2002 detracted from the gains, however. Performance in June was negatively affected by the questionable accounting practices in the United States and the subsequent weakness of the dollar. These factors put pressure on emerging markets, as prospects for the global economy weakened and investor worries intensified.

Q: What is an example of a holding that performed poorly?

A: Our holding in Telebras--a liquid basket of stocks that represents the publicly traded portion of Brazil's telecom sector, both wireline and wireless--under performed during the period. Brazil is experiencing a broad sell-off, largely over fears of a left wing candidate's winning the October presidential election. Although Brazilian telecom holdings have been affected by problems currently facing the global telecom sector, debt is relatively low, demand has met expectations and telecom companies have not paid for expensive licenses. The outlook for the global telecom market is still unfavorable, as consolidation and improved consumer demand must be present before the beaten-down stocks of many of the largest carriers begin to recover.

Q: What is an example of a holding that impressed?

A: Samsung Electronics was one of the Fund's top performers over the past year and is currently its largest holding. A variety of factors have driven its valuation higher during the period, many of which are indicative of the important secular changes affecting stocks in the emerging markets. By allowing companies to pare back debt and sell assets, Korea has made strong progress in restructuring its economy. Samsung's much improved balance sheet epitomizes this success. The company remains heavily exposed to the export sector, where it is making a push to become one of the world's most recognized technology brand names. It is also exposed to the growing local consumer market, whose speed and breadth of development are impressive. We expect further gains from Samsung, as the company continues to leverage its domestic and international strengths while making additional improvements to its capital structure.

Q: What is your outlook?

A: Despite the market rotations that have dominated headlines in the United States and Europe, we maintain our conviction that a global economic recovery is under way. Conditions in Asia have improved dramatically, with better economic fundamentals in Thailand and Korea leading the region. Uncertainties in Brazil make us cautious going forward, but we are not completely out of the country. We like South Africa and Russia, because we are positive on resource holdings. When contemplating the prospects of a global recovery, we feel that Asia and Mexico will fare well. An important factor in the health of the global economy will continue to be conditions in the United States, the largest export market for many countries. As clarity emerges regarding the health of the U.S. economy, many developing markets should benefit.

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

++The performance indicated is for the Fund's Class R shares, which have been in existence for the life of the Fund's and a better reflection of the long-term performance are Classes A, B and C commenced operations on October 31, 2001, and have different sales charges and expense levels, which may affect performance.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com

                        ========================================================
                        MYEAX | MYEBX | MYECX | MONTGOMERY EMERGING MARKETS FUND
                        --------------------------------------------------------

                                  Portfolio Investments: June 30, 2002 (Audited)

Shares                                                           Value (Note 1)

COMMON STOCKS - 96.4%

Argentina - 0.7%
         35,900     Quilmes Industrial S.A., ADR
                    (Beverages: Alcoholic) .......................  $   351,102
         39,200     Siderca S.A.I.C., ADR (Steel) ................      619,752
                                                                    -----------
                                                                        970,854

Brazil - 3.3%
         44,400     Aracruz Celulose S.A., Sponsored ADR
                    (Pulp & Paper) ...............................      888,000
     41,000,000     Companhia Siderurgica Nacional S.A.
                    (Steel) ......................................      653,097
        121,900     Petroleo Brasileiro S.A. (Integrated Oil) ....    2,308,549
        130,800     Tele Centro Oeste Celular Participacoes
                    S.A., ADR
                    (Wireless Telecommunications) ................      579,444
                                                                    -----------
                                                                      4,429,090

China/Hong Kong - 7.5%
        238,500     China Mobile Ltd.+
                    (Wireless Telecommunications) ................      706,345
        183,100     China Mobile Ltd., Sponsored ADR+
                    (Wireless Telecommunications) ................    2,676,922
     10,578,000     China Petroleum & Chemical Corporation,
                    Class H (Integrated Oil) .....................    1,885,102
        610,000     China Unicom Ltd.+
                    (Major Telecommunications) ...................      469,243
        627,000     CNOOC Ltd. (Oil & Gas Production) ............      840,041
      3,561,000     PetroChina Company Ltd., Class H
                    (Integrated Oil) .............................      757,873
         86,700     UTStarcom, Inc.+
                    (Telecommunications Equipment) ...............    1,747,438
      6,591,000     Wah Sang Gas Holdings Ltd.+
                    (Oil & Gas Pipelines) ........................    1,056,277
                                                                    -----------
                                                                     10,139,241

Czech Republic - 3.1%
         83,300     Komercni Banka A.S.+ (Regional Banks) ........    4,257,815

Hungary - 2.2%
        376,500     OTP Bank Rt. (Regional Banks) ................    2,957,283

India - 3.9%
        101,095     Hindalco Industries Ltd. (Aluminum) ..........    1,470,181
        233,000     Hindustan Lever Ltd.
                    (Household/Personal Care) ....................      922,034
        233,000     Mahanagar Telephone Nigam Ltd.
                    (Specialty Telecommunications) ...............      678,828
        323,975     Reliance Industries Ltd.+
                    (Chemicals: Major Diversified) ...............    1,786,968
         85,000     State Bank of India (Regional Banks) .........      418,389
                                                                    -----------
                                                                      5,276,400

Indonesia - 1.8%
      1,937,000     PT Ramayana Lestari Sentosa Tbk
                    (Department Stores) ..........................      928,150
      3,409,000     PT Telekomunikasi Indonesia
                    (Specialty Telecommunications) ...............    1,467,204
                                                                    -----------
                                                                      2,395,354

Israel - 1.1%
         64,000     Check Point Software Technologies Ltd.+
                    (Internet Software Services) .................      867,520
         10,000     Teva Pharmaceutical Industries Ltd.,
                    Sponsored ADR
                    (Pharmaceuticals: Other) .....................      667,850
                                                                    -----------
                                                                      1,535,370

Korea - 19.3%
         71,210     Hyundai Motor Company Ltd.
                    (Motor Vehicles) .............................    2,139,852
         53,114     Kookmin Bank (Major Banks) ...................    2,578,435
         72,170     Koram Bank+ (Regional Banks) .................      644,911
         46,070     LG Chem Ltd. (Chemicals: Specialty) ..........    1,665,873
         53,400     LG Electronics, Inc.+
                    (Electronics/Appliances) .....................    2,130,673
         14,530     POSCO (Steel) ................................    1,612,431
         33,200     POSCO, ADR (Steel) ...........................      905,364
         29,159     Samsung Electronics Company Ltd.
                    (Electronic Equipment/Instruments) ...........    7,974,490
         80,100     Shinhan Financial Group Company Ltd.
                    (Regional Banks) .............................    1,131,920
          9,150     Shinsegae Company Ltd.
                    (Specialty Stores) ...........................    1,551,621
         16,450     SK Telecom Company Ltd.
                    (Wireless Telecommunications) ................    3,685,183
                                                                    -----------
                                                                     26,020,753

Malaysia - 2.3%
        128,000     Maxis Communications Berhad
                    (Wireless Telecommunications) ................      163,368
      1,504,600     Public Bank Berhad (Regional Banks) ..........    1,369,978
        215,000     Resorts World Berhad
                    (Hotels/Resorts/Cruiselines) .................      599,737
        249,000     Telekom Malaysia Berhad
                    (Major Telecommunications) ...................      520,934
        168,000     Tenaga Nasional Berhad
                    (Electric Utilities) .........................      442,105
                                                                    -----------
                                                                      3,096,122

Mexico - 8.1%
        479,100     Alfa S.A., Series A+
                    (Industrial Conglomerates) ...................      806,824
         86,600     America Movil S.A. de C.V., Series L
                    (Wireless Telecommunications) ................    1,160,440
        185,600     Apasco S.A. de C.V.
                    (Construction Materials) .....................    1,088,372
         43,300     Fomento Economico Mexicano
                    S.A. de C.V., Sponsored ADR
                    (Beverages: Alcoholic) .......................    1,698,226
      3,306,700     Grupo Financiero BBVA Bancomer
                    S.A. de C.V., Series O+
                    (Regional Banks) .............................    2,691,500
        416,000     Grupo Mexico S.A., Series B
                    (Other Metals/Minerals) ......................      583,801
        224,400     Organizacion Soriana S.A. de C.V.,
                    Series B+ (Specialty Stores) .................      556,726
         75,880     Telefonos de Mexico S.A. de C.V.,
                    Series L, Sponsored ADR
                    (Major Telecommunications) ...................    2,434,231
                                                                    -----------
                                                                     11,020,120

Pakistan - 0.3%
      1,185,000     Hub Power Company Ltd. (The)
                    (Electric Utilities) .........................      458,162


The accompanying notes are an integral part of these financial statements.

========================================================
MONTGOMERY EMERGING MARKETS FUND | MYEAX | MYEBX | MYECX
--------------------------------------------------------

Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - continued

Peru - 1.2%
         62,900     Compania de Minas Buenaventura S.A.,
                    ADR (Precious Metals) ........................ $  1,610,240
              1     Ferreyros Enrique S.A., ADR+
                    (Trucks/Construction/Farm Machine) ...........           --
                                                                   ------------
                                                                      1,610,240

Philippines - 1.8%
      5,432,000     Ayala Land, Inc.
                    (Real Estate Development) ....................      604,455
        239,600     Philippine Long Distance Telephone
                    Company, Sponsored ADR
                    (Specialty Telecommunications) ...............    1,787,416
                                                                   ------------
                                                                      2,391,871

Poland - 0.4%
         22,380     Bank Pekao S.A. (Regional Banks) .............      512,990

Russia - 6.3%
         55,200     Gazprom, Sponsored ADR, Series S
                    (Oil & Gas Pipelines) ........................      910,800
         39,600     Lukoil Holding Company, Sponsored ADR
                    (Integrated Oil) .............................    2,574,000
         59,800     Mobile Telesystems, Sponsored ADR
                    (Wireless Telecommunications) ................    1,811,342
         23,000     YUKOS, ADR (Integrated Oil) ..................    3,197,690
                                                                   ------------
                                                                      8,493,832

South Africa - 15.7%
         87,300     Anglo American Platinum Corporation Ltd.
                    (Precious Metals) ............................    3,403,696
        326,432     Anglo American PLC
                    (Other Metal/Minerals) .......................    5,414,350
        257,700     Gold Fields Ltd. (Precious Metals) ...........    3,214,322
         44,700     Harmony Gold Mining Company Ltd.
                    (Precious Metals) ............................      612,169
         54,930     Impala Platinum Holdings Ltd.
                    (Precious Metals) ............................    3,001,080
         18,970     Pepsi International Bottlers
                    (Beverages: Non-Alcoholic)(a)(b)ss. ..........        5,691
         96,800     Sappi Ltd. (Pulp & Paper) ....................    1,353,690
        400,336     Sasol Ltd.
                    (Chemicals: Major Diversified) ...............    4,231,661
                                                                   ------------
                                                                     21,236,659

Taiwan - 15.8%
        463,000     Asustek Computer, Inc.
                    (Computer Processing Hardware) ...............    1,392,742
        570,058     Cathay Financial Holding Company Ltd.+
                    (Life/Health Insurance) ......................      839,475
      3,439,000     China Steel Corporation (Steel) ..............    1,770,452
      1,520,000     Chinatrust Financial Holding Company
                    Ltd.+ (Regional Banks) .......................    1,342,113
      1,589,250     Compal Electronics, Inc.
                    (Computer Processing Hardware) ...............    1,526,936
      2,244,000     Formosa Chemicals & Fibre Corporation
                    (Chemicals: Major Diversified) ...............    2,041,832
        716,000     Formosa Plastic Corporation
                    (Chemicals: Specialty) .......................      859,371
        459,600     Hon Hai Precision Industry Company Ltd.
                    (Computer Peripherals) .......................    1,877,743
        187,000     Quanta Computer, Inc.
                    (Computer Processing Hardware) ...............      526,130
        156,000     Realtek Semiconductor Corporation
                    (Semiconductors) .............................      557,977
      3,049,017     Taiwan Semiconductor Manufacturing
                    Company Ltd.+ (Semiconductors) ...............    6,205,721
      1,255,490     United Microelectronics Corporation+
                    (Semiconductors) .............................    1,506,889
      1,425,000     Yuanta Core Pacific Securities Company+
                    (Investment Banks/Brokers) ...................      882,894
                                                                   ------------
                                                                     21,330,275

Thailand - 1.2%
        480,100     Bangkok Bank Public Company Ltd.+
                    (Regional Banks) .............................      791,310
         31,800     Siam Cement Public Company Ltd. (The)
                    (Construction Materials) .....................      823,311
                                                                   ------------
                                                                      1,614,621

Turkey - 0.4%
    126,368,000     Tupras-Turkie Petrol Rafinerileri A.S.
                    (Oil Refining/Marketing) .....................      518,065

United Kingdom - 0.0%@

              1     Liberty International PLC
                    (Finance/Rental/Leasing) .....................            9

TOTAL COMMON STOCKS
(Cost $122,605,265) ..............................................  130,265,126
                                                                   ------------
PREFERRED STOCKS - 4.1%

Brazil - 4.1%
    108,800,000     Centrais Eletricas Brasileiras S.A.,
                    Series B (Electric Utilities) ................    1,036,007
         73,700     Companhia de Bebidas das Americas, ADR
                    (Beverages: Alcoholic) .......................    1,145,298
        211,400     Companhia Paranaense de Energia-Copel,
                    Sponsored ADR (Electric Utilities) ...........      856,170
         40,500     Telecomunicacoes Brasileiras S.A.,
                    Sponsored ADR
                    (Major Telecommunications) ...................      918,540
     53,200,000     Telemar Norte Leste S.A., Series A
                    (Major Telecommunications)                          941,593
        256,000     Usinas Siderurgicas de Minas Gerais S.A.,
                    Class A (Steel) ..............................      628,899
        487,888     Vale do Rio Doce, Series B
                    (Other Metals/Minerals) ......................            2

TOTAL PREFERRED STOCKS
(Cost $7,449,270) ................................................    5,526,509
                                                                   ------------

TOTAL INVESTMENTS - 100.5%
(Cost $130,054,535*) .............................................  135,791,635

OTHER ASSETS AND LIABILITIES - (0.5)%
(Net) ............................................................     (708,329)
                                                                   ------------

NET ASSETS - 100.0% .............................................. $135,083,306
                                                                   ============


*Aggregate cost for federal tax purposes is $131,527,984.
 Please refer to page 30 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.

                  ==============================================================
                  MFFAX | MFFBX | MFFCX | MONTGOMERY EMERGING MARKETS FOCUS FUND
                  --------------------------------------------------------------

Josephine Jimenez, CFA .............................   Senior Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                         Emerging Markets Focus Fund ++

Since inception (12/31/97) ............................................    9.61%
One year ..............................................................    3.80%
Three years ...........................................................    4.01%

                        MSCI Emerging Markets Free Index

Since 12/31/97 ........................................................  (3.32)%
One year ..............................................................   1.31%
Three years ...........................................................  (6.30)%

     [THE FOLLOWING WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                         Growth of a $10,000 Investment

        Montgomery      MSCI            Lipper
        Emerging        Emerging        Emerging
        Markets         Markets         Markets
        Focus           Free Index      Funds Average

Jan     $13,863         $8,702          $8,938
Feb     $14,150         $8,845          $9,132
March   $14,745         $9,378          $8,654
April   $15,022         $9,438          $8,741
May     $15,339         $9,267          $9,651
June    $14,270         $8,591          $8,934

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries. (2) The Lipper Emerging Markets Funds Average universe consists of 210 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                                Top Ten Holdings
                     (as a percentage of total net assets)

Wah Sang Gas Holdings Ltd. ..............................................   5.7%
Gold Fields Ltd. ........................................................   5.0%
Taiwan Semiconductor Manufacturing Company Ltd. .........................   4.9%
Grupo Financiero Bancomer S.A. de C.V., Series O ........................   4.9%
YUKOS, ADR ..............................................................   4.8%
Samsung Electronics Company Ltd. ........................................   4.1%
POSCO ...................................................................   3.8%
China Steel Corporation .................................................   3.7%
Samsung Electronics Company Ltd., GDR ...................................   3.7%
Formosa Chemicals & Fibre Corporation ...................................   3.7%

                               Top Five Countries
                     (as a percentage of total net assets)

Korea ..................................................................   19.4%
Taiwan .................................................................   18.5%
South Africa ...........................................................   13.0%
China/Hong Kong ........................................................   11.1%
Brazil .................................................................   10.2%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. Because the Montgomery Emerging Markets Focus Fund concentrates its assets in relatively few holdings (generally 20 to 40), shareholders may be exposed to greater risks than with more-diversified funds.

Q: How did the Fund perform during the 12-month period ended June 30, 2002, and why?++

A: The Fund returned 3.80%, outperforming the benchmark Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, which returned 1.31%. The Fund enjoyed strong gains firstquarter during the market rally and prior to 9/11/01. Our underweight position in the strong Korean economy and the emergence of corporate accounting scandals in 2002 detracted from the gains, however. Performance in June was negatively affected by the questionable accounting practices in the United States and the subsequent weakness of the dollar. These factors put pressure on the emerging markets, as prospects for the global economy weakened and investor worries intensified. The Fund's concentrated strategy was a benefit to performance during this uncertain time, as large concentrations of solid holdings caused the Fund to outperform.

Q: What is an example of a holding that performed well?

A: Basic materials companies in South Africa continue to impress. Longtime Fund holding Gold Fields, a gold-mining company in South Africa, delivered outstanding returns for the period. Gold Fields rose by 168 and contributed the most positive performance to the Fund's overall return. We expect the company to deliver strong earnings growth going forward in 2002 due to the increase in the price of gold, higher production volume and a weaker rand. We are enthusiastic about the long-term prospects for gold as well. Although inflationary pressures are not evident in today's global landscape, we believe that the opening of the Chinese economy could lead to a pick-up in inflation down the road. Foreign direct investments into China are expected to rise as a result of that country's entry into the World Trade Organization (WTO). Because China already has a strong foreign reserve position, we believe that some of the direct foreign investment flows would be monetized by the Central Bank. This means that money supply growth in China could rise, which could eventually be inflationary. For that reason and because we view gold as a hedge on the political uncertainty worldwide as the war on terrorism continues, we continue to like Gold Fields as a long-term investment. With increased economies of scale arising out of greater production, Gold Fields' average production cost per ounce has declined meaningfully and operating margin has improved.

Q: What is an example of a holding that performed poorly?

A: Embraer, a Brazilian manufacturer of commercial, corporate and defense aircraft, delivered poor performance despite a weaker real because of Wall Street's downward earnings revisions as a result of a slowdown in aircraft deliveries. Order backlog, however, has remained strong, with good business prospects in several countries, including China. Political uncertainty in Brazil has affected Embraer's share-price volatility as well, but most of the drop during the year can be attributed to the decline in aircraft delivery schedule, as Embraer's customers became more conservative in their order patterns.

Q: What is your outlook?

A: Despite the market rotations that have dominated headlines in the United States and Europe, we maintain our conviction that a global economic recovery is under way. Conditions in Asia have improved dramatically, with better economic fundamentals in Thailand and Korea leading the region higher. Uncertainties in Brazil make us cautious going forward, but we are not completely out of the country. We like South Africa and Russia, because we are positive on resource holdings. When contemplating the prospects of a global recovery, we feel that Asia and Mexico will fare well. An important factor in the health of the global economy will continue to be conditions in the United States, the largest export market for many countries. As clarity emerges regarding the health of the U.S. economy, many developing markets should benefit.

++The performance indicated is for the Fund's Class R shares, which have been in existence for the life of the Fund's and a better reflection of the long-term performance are Classes A, B and C commenced operations on October 31, 2001, and have different sales charges and expense levels, which may affect performance.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com

==============================================================
MONTGOMERY EMERGING MARKETS FOCUS FUND | MFFAX | MFFBX | MFFCX
--------------------------------------------------------------

Portfolio Investments: June 30, 2002 (Audited)

Shares                                                           Value (Note 1)

COMMON STOCKS - 85.8%

Brazil - 8.7%
         34,400     Aracruz Celulose S.A., Sponsored ADR
                    (Pulp & Paper) ...............................   $  688,000
     40,000,000     Companhia Siderurgica Nacional S.A.
                    (Steel) ......................................      637,168
         35,400     Petroleo Brasileiro S.A. (Integrated Oil) ....      670,407
                                                                    -----------
                                                                      1,995,575
China/Hong Kong - 11.1%

      3,816,000     China Petroleum & Chemical Corporation,
                    Class H (Integrated Oil) .....................      680,048
         27,200     UTStarcom, Inc.+
                    (Telecommunications Equipment) ...............      548,216
      8,200,000     Wah Sang Gas Holdings Ltd.
                    (Oil & Gas Pipelines) ........................    1,314,136
                                                                    -----------
                                                                      2,542,400

Korea - 19.4%
         17,800     LG Electronics, Inc.+
                    (Electronics/Appliances) .....................      710,224
          7,880     POSCO (Steel) ................................      874,464
         14,400     POSCO, ADR (Steel) ...........................      392,688
          3,420     Samsung Electronics Company Ltd.
                    (Electronic Equipment/Instruments) ...........      935,312
          6,200     Samsung Electronics Company Ltd., GDR
                    (Electronic Equipment/Instruments) ...........      851,260
          4,070     Shinsegae Company Ltd.
                    (Specialty Stores) ...........................      690,175
                                                                    -----------
                                                                      4,454,123

Mexico - 8.0%
         18,600     Fomento Economico Mexicano S.A. de C.V.,
                    Sponsored ADR (Beverages: Alcoholic) .........      729,492
      1,376,000     Grupo Financiero Bancomer S.A. de C.V.,
                    Series O+ (Regional Banks) ...................    1,120,000
                                                                    -----------
                                                                      1,849,492

Russia - 7.1%
         32,100     Gazprom, Sponsored ADR, Series S
                    (Oil & Gas Pipelines) ........................      529,650
          8,000     YUKOS, ADR (Integrated Oil) ..................    1,112,240
                                                                    -----------
                                                                      1,641,890

South Africa - 13.0%
         16,600     Anglo American Platinum Corporation Ltd.
                    (Precious Metals) ............................      647,209
         92,800     Gold Fields Ltd. (Precious Metals) ...........    1,157,505
         41,700     Harmony Gold Mining Company Ltd.
                    (Precious Metals) ............................      571,084
         59,200     Sasol Ltd.
                    (Chemicals: Major Diversified) ...............      625,760
                                                                    -----------
                                                                      3,001,558

Taiwan - 18.5%
      1,668,000     China Steel Corporation (Steel) ..............      858,713
        765,000     Chinatrust Financial Holding Company Ltd.+
                    (Regional Banks) .............................      675,471
        925,000     Formosa Chemicals & Fibre Corporation
                    (Chemicals: Major Diversified) ...............      841,664
        185,000     Hon Hai Precision Industry Company Ltd.
                    (Computer Peripherals) .......................      755,837
        555,280     Taiwan Semiconductor Manufacturing
                    Company Ltd.+ (Semiconductors) ...............    1,130,172
                                                                    -----------
                                                                      4,261,857

TOTAL COMMON STOCKS
(Cost $17,879,491) ...............................................   19,746,895
                                                                    -----------

PREFERRED STOCKS - 1.5%

Brazil - 1.5%
    101,500,000     Banco do Brasil S.A. (Major Banks)
                    (Cost $512,543) ..............................      344,202
                                                                    -----------

TOTAL SECURITIES
(Cost $18,392,034) ...............................................   20,091,097

Principal Amount

REPURCHASE AGREEMENTS - 20.6%
    $ 1,188,500     Bear Stearns Securities, Inc.^
                    1.89% dated 6/28/02, due 7/01/02 .............    1,188,500
      1,188,500     Countrywide Securities, Inc.^
                    2.03% dated 6/28/02, due 7/01/02 .............    1,188,500
      1,188,500     Greenwich Capital Securities, Inc.^
                    2.03% dated 6/28/02, due 7/01/02 .............    1,188,500
      1,188,500     J.P. Morgan Securities, Inc.^
                    2.0% dated 6/28/02, due 7/01/02 ..............    1,188,500

TOTAL REPURCHASE AGREEMENTS
(Cost $4,754,000) ................................................    4,754,000
                                                                    -----------

TOTAL INVESTMENTS - 107.9%
(Cost $23,146,034*) ..............................................   24,845,097

OTHER ASSETS AND LIABILITIES - (7.9)%
(Net) ............................................................   (1,824,876)
                                                                    -----------

NET ASSETS - 100.0% ..............................................  $23,020,221
                                                                    ===========

*Aggregate cost for federal tax purposes is $23,146,034.
 Please refer to page 30 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.

                       =========================================================
                       MBFAX | MBFBX | MBFCX | MONTGOMERY TOTAL RETURN BOND FUND
                       ---------------------------------------------------------

William Stevens .....................................  Senior Portfolio Manager
Marie Chandoha .............................................  Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                           Total Return Bond Fund ++

Since inception (6/30/97) ...............................................  7.74%
One year ................................................................  8.81%
Five years ..............................................................  7.74%

                      Lehman Brothers Aggregate Bond Index

Since 6/30/97 ...........................................................  7.57%
One year ................................................................  8.63%
Five years ..............................................................  7.57%

     [THE FOLLOWING WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                         Growth of a $10,000 Investment

                                        Lipper
        Montgomery      Lehman          Intermediate
        Total           Brothers        Investment
        Return          Aggregate       Grade Debt
        Bond Fund       Bond Index      Fund Average

Jan     $14,151         $13,991         $13,033
Feb     $14,291         $14,127         $13,135
March   $14,026         $13,892         $12,927
April   $14,294         $14,161         $13,141
May     $14,409         $14,282         $13,243
June    $14,524         $14,406         $13,275

(1) The Lehman Brothers Aggregate Bond Index comprises all bonds that are investment grade, are in excess of $25 million and have at least one year to maturity. (2) The Lipper Intermediate Investment-Grade Debt Funds Average universe consists of 205 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                                Top Ten Holdings
                     (as a percentage of total net assets)

FHLMC, Pool #G01415, 7.000 due 05/01/32 .................................   5.9%
FNMA, TBA July, 30 Yr., 7.000 due 07/25/32 ..............................   4.5%
FNMA, Pool #323099, 6.000 due 04/01/13 ..................................   3.8%
U.S. Treasury Bonds, 7.125 due 02/15/23 .................................   3.2%
FNMA, TBA September, 30 Yr., 7.000 due 09/25/32 .........................   3.0%
FNMA, Pool #545721, 7.500 due 06/01/32 ..................................   2.7%
U.S. Treasury Bonds, 6.125 due 11/15/27 .................................   2.6%
FNMA, Pool #545037, 6.000 due 12/01/11 ..................................   2.1%
FHLMC, Pool #G01331, 5.500 due 06/01/31 .................................   1.9%
FNMA, Pool #313840, 6.000 due 11/01/12 ..................................   1.8%

                                   Asset Mix
                     (as a percentage of total investments)

Corporate Bonds and Notes ..............................................   25.5%
Mortgage Pass-throughs .................................................   24.0%
Collateralized Mortgage Obligations ....................................   12.7%
Asset-Backed Securities ................................................   12.4%
Agencies ...............................................................    8.3%
Treasuries .............................................................    7.5%
Other ..................................................................    9.6%

                                Investment Grade
                     (as a percentage of total investments)

Aaa ....................................................................   70.7%
Aa .....................................................................    3.1%
A ......................................................................    6.9%
Baa ....................................................................   15.3%
Nonrated ...............................................................    4.0%

Q: How did the Fund perform during the 12-month period ended June 30, 2002, and why?++

A: The Fund outperformed the Lehman Brothers Aggregate Bond Index, returning 8.81%, versus 8.63% for the benchmark. The Fund outperformed the index for several reasons. First, we were able to avoid most of the problems that affected the corporate bond sector, including several high-profile companies that defaulted or were affected by revelations, rumors or fears of accounting improprieties. In addition, our security selection in the mortgage-backed arena proved fruitful, as our investments in mortgages were concentrated in instruments that were resilient to refinancings. This prepayment-resilient attribute--along with the significant additional yield these investments offered--proved very helpful when interest rates dropped markedly after 9/11/01. We also managed to reduce the Fund's mortgage-backed stake in advance of that sector's underperformance late in the year, due to renewed fears that falling interest rates would increase prepayment activity. Finally, our holdings in asset-backed securities--those backed by auto loans or other credit payments--and commercial mortgage-backed securities offered solid performance.

Q: Which specific strategy was particularly helpful to the Fund's performance?

A: Avoiding the many major corporate downgrades and defaults was integral to performance. We did not hold many of the issuers that proved to be the largest detractors from the corporate bond market's performance, including Tyco International, Williams, Dynegy and Qwest Communications. In addition, we moved from a neutral position to an underweighting in the telecommunications sector by the end of May, just before that sector underperformed significantly. We also sold out of Enron early last fall and were helped by not owning investments in airlines and insurance companies on 9/11/01.

Q: What was one holding that disappointed?

A: We did not emerge unscathed from the turmoil of the first half of 2002. Although we owned WorldCom, we'd sold our stake in April, before the company's bonds tumbled with the revelations that the firm had radically misstated its earnings. We'd sold the position when we became convinced that the company would eventually lose its investment-grade rating and suffered a loss as a result.

Q: What is your outlook?

A: The market is currently dominated by a lack of confidence in corporate governance and accounting practices. At the same time, experts say that the economy looks relatively healthy. Consumer spending has slowed, but growth in wages and hours worked have risen. Lower interest rates provide incentive for consumers to refinance their mortgages and mean lower borrowing costs for corporations. A decline in the U.S. dollar has enabled U.S. companies to export goods at lower prices. In the long run, attention to accounting issues should prove positive for the corporate bond market. Although lethargic business capital investment and unemployment concerns remain, we believe that the economic outlook is not as bad as currently reflected in bond market prices. During the past 18 months, we've seen market sentiment swing from one end of the spectrum to the other. We believe that the recent sharp declines were extreme reactions by investors frustrated by the ongoing struggles of the corporate bond and equity markets.

More recently, we've been slowly repositioning the Fund to benefit from a shift away from this sentiment toward a more positive outlook. At the same time, the Fund remains conservative. We expect to add corporate bonds and mortgage-backed securities as relative value opportunities arise in those sectors. We remain cautious and underweighted in telecom bonds, believing that more issuers in this sector could lose their investment-grade status. Areas that are overweighted include aerospace and defense, railroads, supermarkets, real estate investment trusts (REITs) and finance.

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Recent performance of this Fund is due in part to economic conditions, particularly the steep drop in the federal funds rate, which may not be repeated in the future.

++ The performance indicated is for the Fund's Class R shares, which have been in existence for the life of the Fund's and a better reflection of the long-term performance are Classes A, B and C commenced operations on October 31, 2001, and have different sales charges and expense levels, which may affect performance.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com

=========================================================
MONTGOMERY TOTAL RETURN BOND FUND | MBFAX | MBFBX | MBFCX
---------------------------------------------------------

Portfolio Investments: June 30, 2002 (Audited)

Principal Amount                                                 Value (Note 1)

ASSET-BACKED SECURITIES - 13.4%
      $ 385,000  Advanta Mortgage Loan Trust,
                 Series 1998-2 A13,
                 6.360% due 01/25/25 .............................  $   398,776
        180,000  American Express Credit Account Master
                 Trust, Series 2000-1 A,
                 7.200% due 09/17/07 .............................      195,950
        205,000  American Express Credit Account Master
                 Trust, Series 2001-2 A,
                 5.530% due 10/15/08## ...........................      214,317
        230,000  Banc of America Commercial Mortgage, Inc.,
                 Series 2000-2 A2,
                 7.197% due 05/15/10## ...........................      254,563
        285,000  BMW Vehicle Owner Trust,
                 Series 2001-A A3,
                 4.700% due 03/25/05## ...........................      291,019
        265,000  Citibank Credit Card Master Trust 1,
                 Series 1999-2 A,
                 5.875% due 03/10/11 .............................      277,153
        550,000  DaimlerChrysler Auto Trust,
                 Series 2002-A A3,
                 3.850% due 04/06/06 .............................      557,216
        160,000  Discover Card Master Trust I,
                 Series 2000-9 A,
                 6.350% due 07/15/08 .............................      171,222
        455,000  Discover Card Master Trust I,
                 Series 2002-2 A,
                 5.150% due 10/15/09 .............................      466,498
         70,000  First Union National Bank Commercial
                 Mortgage, Series 2002-C1 A2,
                 6.141% due 02/12/34 .............................       72,278
         40,597  Ford Credit Auto Owner Trust,
                 Series 2000-A A4,
                 7.090% due 11/17/03## ...........................       41,279
         55,594  Green Tree Home Equity Loan Trust,
                 Series 1999-A A3,
                 5.980% due 04/15/18## ...........................       56,079
         52,341  Green Tree Home Equity Loan Trust,
                 Series 1999-D A3,
                 7.300% due 08/15/18 .............................       53,284
        171,585  IndyMac Home Equity Loan Asset-Backed
                 Trust, Series 1998-A AF4,
                 6.310% due 10/25/29 .............................      176,264
        460,000  MBNA Master Credit Card Trust,
                 Series 2001-A1 A1,
                 5.750% due 10/15/08 .............................      483,970
        100,000  MBNA Master Credit Card Trust,
                 Series 2000-I A,
                 6.900% due 01/15/08 .............................      108,546
        285,000  MLMT Series 2002-WM1 A4,
                 5.619% due 06/25/12 .............................      286,430
        265,000  Morgan Stanley Dean Witter Capital I,
                 Series 02-TOP7 A1,
                 5.380% due 01/15/39 .............................      268,468
         69,436  Premier Auto Trust,
                 Series 1999-1 A4,
                 5.820% due 10/08/03## ...........................       70,185
         87,938  Residential Asset Securities Corporation,
                 Series 1999-KS1 AI3,
                 6.110% due 05/25/24 .............................       88,095
        300,000  Sears Credit Account Master Trust,
                 Series 1998-2 A,
                 5.250% due 10/16/08 .............................      310,143
        180,000  Wachovia Bank Commercial Mortgage Trust,
                 Series 2002-C1 A4,
                 6.287% due 04/15/34 .............................      186,947
        230,000  WFS Financial Owner Trust,
                 Series 2002-2 A3,
                 3.810% due 02/20/07 .............................      231,905

TOTAL ASSET-BACKED SECURITIES
(Cost $5,160,565) ................................................    5,260,587
                                                                    -----------

CORPORATE BONDS AND NOTES - 27.7%
        160,000  Alberta Energy Company Ltd., Notes,
                 7.375% due 11/01/31 .............................      171,390
        170,000  Albertson's, Inc., Debentures,
                 8.000% due 05/01/31 .............................      188,751
        185,000  Albertson's, Inc., Senior Notes,
                 6.550% due 08/01/04 .............................      194,581
        175,000  Alcan, Inc., Debentures,
                 7.250% due 03/15/31 .............................      189,656
        140,000  AOL Time Warner, Inc., Notes,
                 6.875% due 05/01/12 .............................      129,338
         90,000  AT&T Wireless Services, Inc., Notes,
                 8.125% due 05/01/12 .............................       73,527
        300,000  Bank of America Corporation, Senior Notes,
                 5.250% due 02/01/07## ...........................      306,555
        115,000  Burlington Northern Santa Fe, Debentures,
                 7.950% due 08/15/30 .............................      129,966
        260,000  Burlington Northern Santa Fe, Notes,
                 6.530% due 07/15/37## ...........................      268,468
        120,000  Burlington Northern Santa Fe, Notes,
                 7.000% due 08/01/02 .............................      120,494
        190,000  Canadian National Railway Company, Bonds,
                 7.375% due 10/15/31## ...........................      206,334
        240,000  Canadian National Railway Company, Notes,
                 6.450% due 07/15/06## ...........................      254,090
        160,000  Carolina Power & Light, Notes,
                 6.800% due 08/15/07 .............................      168,968
         45,000  Citigroup, Inc., Notes,
                 5.000% due 03/06/07 .............................       45,420
        125,000  Citigroup, Inc., Notes,
                 6.000% due 02/21/12 .............................      125,734
        205,000  Clear Channel Communications, Senior Notes,
                 7.650% due 09/15/10 .............................      209,906
        375,000  Countrywide Home Loans, Inc., Notes,
                 5.500% due 08/01/06## ...........................      383,666
         30,000  Countrywide Home Loans, Inc., Notes,
                 5.625% due 05/15/07 .............................       30,709
        215,000  Cox Communications, Inc., Notes,
                 6.750% due 03/15/11 .............................      192,094
        120,000  Deutsche Telekom International
                 Finance, Bonds,
                 8.250% due 06/15/30 .............................      111,884
        215,000  Dominion Resources, Inc., Senior Notes,
                 7.625% due 07/15/05 .............................      233,301
         75,000  Eli Lilly & Company, Notes,
                 7.125% due 06/01/25 .............................       81,818


The accompanying notes are an integral part of these financial statements.

                       =========================================================
                       MBFAX | MBFBX | MBFCX | MONTGOMERY TOTAL RETURN BOND FUND
                       ---------------------------------------------------------

                                  Portfolio Investments: June 30, 2002 (Audited)

Principal Amount                                                  Value (Note 1)

CORPORATE BONDS AND NOTES - continued
      $  90,000     ERP Operating LP, Notes,
                    6.630% due 04/13/15 ..........................  $    93,549
         60,000     Ford Motor Company, Notes,
                    7.450% due 07/16/31 ..........................       56,009
        330,000     Ford Motor Credit Company, Notes,
                    6.500% due 01/25/07## ........................      330,624
         60,000     General Motors Acceptance Corporation, Bonds,
                    8.000% due 11/01/31 ..........................       61,541
        140,000     General Motors Acceptance Corporation, Notes,
                    7.000% due 02/01/12 ..........................      140,424
        125,000     General Motors Acceptance Corporation, Notes,
                    7.500% due 07/15/05 ..........................      133,309
        250,000     Goldman Sachs Group, Inc., Notes,
                    6.600% due 01/15/12 ..........................      255,100
        195,000     Health Care Property Investments, Inc., Notes,
                    6.450% due 06/25/12 ..........................      194,645
         25,000     Household Finance Corporation, Notes,
                    5.750% due 01/30/07 ..........................       24,753
        265,000     Household Finance Corporation, Notes,
                    6.375% due 10/15/11 ..........................      253,939
         55,000     Husky Energy, Inc., Notes,
                    6.250% due 06/15/12 ..........................       54,696
        155,000     Kellogg Company, Debentures,
                    7.450% due 04/01/31 ..........................      170,886
        240,000     Kimco Realty Corporation, Senior Notes,
                    6.500% due 10/01/03## ........................      248,753
        200,000     Kroger Company, Senior Notes,
                    6.800% due 04/01/11 ..........................      208,460
        325,000     Lockheed Martin Corporation, Notes,
                    7.200% due 05/01/36## ........................      355,699
         85,000     MBNA America Bank N.A., Notes,
                    6.625% due 06/15/12 ..........................       85,559
        210,000     MBNA America Bank N.A., Senior Notes,
                    7.750% due 09/15/05## ........................      227,615
        155,000     Morgan Stanley Dean Witter & Company, Bonds,
                    5.800% due 04/01/07 ..........................      159,126
         30,000     Morgan Stanley Dean Witter & Company, Notes,
                    7.250% due 04/03/32 ..........................       30,671
         60,000     Northrop Grunman Corporation, Notes,
                    7.125% due 02/15/11 ..........................       64,007
        140,000     Northrop Grumman Corporation, Notes,
                    8.625% due 10/15/04 ..........................      151,456
        130,000     Northrop Grunman Corporation, Bonds,
                    7.750% due 02/15/31 ..........................      142,227
        110,000     Petroleos Mexicanos, Notes,
                    6.500% due 02/01/05 ..........................      111,650
         40,000     Progress Energy, Inc., Senior Notes,
                    6.750% due 03/01/06 ..........................       42,066
        230,000     PSEG Energy Holdings, Senior Notes,
                    9.125% due 02/10/04 ..........................      234,152
        130,000     PSEG Power, Bonds,
                    7.750% due 04/15/11 ..........................      137,651
         60,000     PSEG Power, Bonds,
                    8.625% due 04/15/31 ..........................       66,452
        185,000     Quest Diagnostics, Inc., Bonds,
                    7.500% due 07/12/11 ..........................      201,361
        185,000     Safeway, Inc., Notes,
                    7.250% due 09/15/04 ..........................      198,037
        385,000     Simon Property Group, Inc., Notes,
                    7.125% due 09/20/07 ..........................      408,935
         50,000     Southwest Airlines Company,
                    Pass through Certificates,
                    5.496% due 11/01/06 ..........................       51,170
         85,000     Southwest Airlines Company,
                    Pass through Certificates,
                    6.126% due 11/01/06 ..........................       87,718
         40,000     Sprint Capital Corporation, Bonds,
                    7.625% due 01/30/11 ..........................       31,872
        125,000     Telstra Corporation Ltd., Notes,
                    6.375% due 04/01/12 ..........................      127,990
        170,000     TRW, Inc., Notes,
                    6.625% due 06/01/04 ..........................      177,631
        110,000     Unilever Capital Corporation, Notes,
                    6.875% due 11/01/05 ..........................      119,254
        155,000     Union Pacific Corporation, Notes,
                    6.125% due 01/15/12 ..........................      158,134
         65,000     Union Pacific Corporation, Notes,
                    7.600% due 05/01/05 ..........................       70,717
        185,000     United Mexican States, Notes,
                    8.375% due 01/14/11 ..........................      192,400
         75,000     Vastar Resources, Inc., Notes,
                    6.390% due 01/15/08 ..........................       79,017
         30,000     Verizon Communications, Debentures,
                    8.750% due 11/01/21 ..........................       33,007
        170,000     Virginia Electric & Power, Bonds,
                    7.375% due 07/01/02 ..........................      170,018
        285,000     Wachovia Corporation, Notes,
                    4.950% due 11/01/06 ..........................      287,491
        315,000     Wells Fargo Bank N.A., Notes,
                    6.450% due 02/01/11 ..........................      329,774
        195,000     Weyerhaeuser Company, Notes,
                    6.125% due 03/15/07 ..........................      200,891
         85,000     Weyerhaeuser Company, Notes,
                    6.750% due 03/15/12 ..........................       88,175

TOTAL CORPORATE BONDS AND NOTES
(Cost $10,682,983) ...............................................   10,865,261
                                                                    -----------

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 16.6%

CMOs:
        200,000     1637G (PAC), 6.000% due 06/15/23 .............      209,688
        300,000     1638E (PAC), 6.250% due 04/15/23## ...........      315,129
        326,018     16D (TAC), 10.000% due 10/15/19## ............      349,934
        528,498     2098VA (PAC), 6.000% due 10/15/05## ..........      549,738
        152,853     2114VM (AD), 6.000% due 09/15/04## ...........      157,857
        251,131     2355V, 5.500% due 05/15/16 ...................      251,828
        600,000     2461PG (PAC), 6.500% due 01/15/31 ............      613,406
                                                                    -----------
                                                                      2,447,580

Pass-throughs:
        204,041     Pool #C62016, 7.500% due 12/01/31 ............      224,039
        204,040     Pool #C66960, 7.500% due 05/01/32 ............      472,589
        365,124     Pool #G01169, 5.500% due 01/01/30## ..........      357,252
        754,304     Pool #G01331, 5.500% due 06/01/31## ..........      738,041
      2,207,263     Pool #G01415, 7.000% due 05/01/32 ............    2,301,072
                                                                    -----------
                                                                      4,092,993

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(Cost $6,412,237) ................................................    6,540,573
                                                                    -----------


The accompanying notes are an integral part of these financial statements.

=========================================================
MONTGOMERY TOTAL RETURN BOND FUND | MBFAX | MBFBX | MBFCX
---------------------------------------------------------
Portfolio Investments: June 30, 2002 (Audited)

Principal Amount                                                 Value (Note 1)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 28.7%

Agencies:
     $1,805,000     TBA July, 30 Yr., 7.000% due 07/25/32 ........  $ 1,772,297
      1,130,000     TBA September, 30 Yr., 7.000% due 09/25/32 ...    1,162,137
                                                                    -----------
                                                                      2,934,434

CMOs:
        500,000     1673J (PAC), 6.000% due 04/15/23 .............      516,504
        204,552     1988-16B (PAC), 9.500% due 06/25/18## ........      229,986
        200,000     1993-135 PG (PAC), 6.250% due 07/25/08## .....      209,322
        425,000     1993-225OH (PAC), 6.300% due 10/25/22 ........      445,984
        215,112     2001-36V (AD), 5.500% due 10/25/15 ...........      216,095
        675,000     2002-15 AW, 6.000% due 10/25/29 ..............      676,740
        300,000     2149 TR (PAC), 6.500% due 01/15/22## .........      313,770
                                                                    -----------
                                                                      2,608,401

Pass-throughs:
        693,204     Pool #313840, 6.000% due 11/01/12 ............      713,784
      1,458,320     Pool #323099, 6.000% due 04/01/13 ............    1,499,791
        298,406     Pool #359420, 5.500% due 07/01/24 ............      294,115
         69,311     Pool #445958, 6.000% due 12/15/28 ............       69,744
        804,736     Pool #545037, 6.000% due 12/01/11 ............      829,633
        990,623     Pool #545721, 7.500% due 06/01/32 ............    1,045,417
        147,621     Pool #591318, 5.000% due 07/01/31 ............      139,594
        577,115     Pool #636885, 7.000% due 04/01/32 ............      598,578
        505,459     Pool #641546, 7.000% due 04/01/32 ............      524,257
                                                                    -----------
                                                                      5,714,913

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
(Cost $11,143,742) ...............................................   11,257,748
                                                                    -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 3.4%

Agencies:
        600,000     TBA July, 30 Yr., 6.500% due 07/15/49 ........      611,813

CMOs:
        320,000     1997-16PI (PAC), 6.500% due 11/20/26 .........      331,650

Pass-throughs:
         24,105     Pool #345362, 8.500% due 01/15/23 ............       26,184
         45,072     Pool #349544, 8.500% due 02/15/23## ..........       48,959
          5,090     Pool #359315, 8.500% due 07/15/23 ............        5,529
        109,529     Pool #457856, 6.000% due 12/15/28 ............      110,214
         99,299     Pool #490971, 6.000% due 12/15/28 ............       99,919
        122,940     Pool #491310, 6.000% due 12/15/28 ............      123,708
                                                                    -----------
                                                                        414,513

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(Cost $1,331,404) ................................................    1,357,976
                                                                    -----------

U.S. TREASURY BONDS - 6.8%
        365,000     U.S. Treasury Bonds, 4.375% due 05/15/07 .....      370,132
        968,000     U.S. Treasury Bonds, 6.125% due 11/15/27## ...    1,023,931
      1,070,000     U.S. Treasury Bonds, 7.125% due 02/15/23## ...    1,259,743

TOTAL U.S. TREASURY BONDS
(Cost $2,643,759) ................................................    2,653,806
                                                                    -----------

U.S. TREASURY NOTES - 1.3%
         20,000     U.S. Treasury Notes, 4.875% due 02/15/12 .....       20,081
        495,000     U.S. Treasury Notes, 5.000% due 08/15/11 .....      502,029

TOTAL U.S. TREASURY NOTES
(Cost $502,565) ..................................................      522,110
                                                                    -----------

MONEY MARKET FUND - 0.0%@
            599     J.P. Morgan Vista Federal Money Market Fund
                    (Cost $599) ..................................          599
                                                                    -----------

TOTAL SECURITIES
(Cost $37,877,854) ...............................................   38,458,660
                                                                    -----------

Principal Amount

REPURCHASE AGREEMENT - 10.4%
$4,083,000          Greenwich Capital Securities, Inc.^
                    2.03% dated 6/28/02, due 7/01/02
                    (Cost $4,083,000) ............................    4,083,000
                                                                    -----------

TOTAL INVESTMENTS - 108.3%
(Cost $41,960,854*) ..............................................   42,541,660

OTHER ASSETS AND LIABILITIES - (8.3)%
(Net) ............................................................   (3,268,961)
                                                                    -----------

NET ASSETS - 100.0% ..............................................  $39,272,699
                                                                    ===========

*Aggregate cost for federal tax purposes is $42,004,035.
 Please refer to page 30 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.

     ======================================================================
     MSDAX | MSDBX | MSDCX | MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
     ----------------------------------------------------------------------

William Stevens .....................................  Senior Portfolio Manager
Marie Chandoha .............................................  Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                     Short Duration Government Bond Fund ++

Since inception (12/18/92) .............................................   6.48%
One year ...............................................................   6.80%
Five years .............................................................   6.55%

                 Lehman Brothers Government Bond 1-3 Year Index

Since 12/18/92 .........................................................   6.03%
One year ...............................................................   6.97%
Five years .............................................................   6.57%

     [THE FOLLOWING WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                         Growth of a $10,000 Investment

        Montgomery      Lehman
        Short           Brothers        Lipper
        Duration        Government      Short U.S.
        Government      Bond 1-3        Government
        Bond Fund       Year Index      Funds Average

Jan     $17,862         $17,056         $16,126
Feb     $17,965         $17,142         $16,208
March   $17,827         $17,019         $16,112
April   $18,036         $17,225         $16,269
May     $18,135         $17,293         $16,339
June    $18,267         $17,447         $16,440

(1) The Lehman Brothers Government Bond 1-3 Year Index comprises all U.S. government issues with maturities of one to three years. (2) The Lipper Short U.S. Government Funds Average universe consists of 38 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                                Top Ten Holdings
                     (as a percentage of total net assets)

U.S. Treasury Notes, 5.875 due 11/15/04 .................................  15.7%
U.S. Treasury Notes, 5.250 due 08/15/03 .................................  14.0%
FNMA, Pool #429168, 6.000 due 05/01/13 ..................................   6.0%
FHLMC, 2447BA, 5.500 due 05/15/07 .......................................   4.8%
FHLMC, 2438MD (PAC), 6.500 due 04/15/27 .................................   4.8%
FHLMC, 1377H (PAC), 6.000 due 09/15/07 ..................................   3.9%
FHLMC, 2394GA (PAC), 5.000 due 02/15/15 .................................   3.2%
FNMA, Gold Pool #C60413, 7.500 due 11/01/31 .............................   2.7%
FNMA, 1993-188K (PAC), 6.000 due 10/25/08 ...............................   2.5%
FHLMC, 2405CM (PAC), 5.500 due 12/15/11 .................................   2.2%

                                   Asset Mix
                     (as a percentage of total investments)

Collateralized Mortgage Obligations .....................................  44.1%
Treasuries ..............................................................  26.7%
Mortgage Pass-throughs ..................................................  16.1%
Asset-Backed Securities .................................................   7.1%
Corporate Bonds and Notes ...............................................   0.2%
Other ...................................................................   5.8%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Note that U.S. government bonds are backed by the full faith and credit of the U.S. government and are guaranteed as to the timely payment of principal and interest. If hold to maturity, the rate of return is fixed and the Fund will receive the principal of the bonds in full. Investing in mutual funds involves certain risks, including the possible loss of principal value.

Recent perormance of this fund is due in part to economic conditions particularly the steep drop in the federal funds rate, which may not be repeated in the future.

Q: How did the Fund perform during the 12-month period ended June 30, 2002, and why?++

A: The Fund slightly underperformed the Lehman Brothers Government Bond 1-3 Year Index, returning 6.80%, versus 6.97% for the benchmark. Performance was helped by our investments in conservative, liquid, high-quality, higher-yielding non-Treasury securities. The benchmark included a higher percentage of Treasuries than the Fund, an attribute that favored the index in the latter half of 2001. During that time short-term interest rates fell dramatically, pushed lower by aggressive Federal Reserve Board monetary policy. When rates fall, Treasuries tend to perform better than other segments of the bond market. Treasuries also performed particularly well in the latter stages of 2001, because many investors sought their safety and liquidity during the uncertainty that came in the wake of the terrorist attacks.

Q: What specific sector or holding within the portfolio performed well?

A: The Fund benefited from its overweight position in mortgage-backed securities. These investments were particularly helpful during the first half of 2002. The Fed kept short-term interest rates unchanged, which provided a positive backdrop for mortgage-backed securities that offer a yield advantage over comparable Treasuries. Through extensive research we were able to identify a number of higher-yielding mortgage-backed securities that were particularly resistant to prepayments; that is, they were less susceptible to homeowners refinancing their mortgages to take advantage of lower interest rates. When that happens, holders of mortgage-backed securities--like the Fund--are forced to reinvest the prepaid principal at lower prevailing rates. We were able to initiate investments in this area well before they became attractive to others in the market, enabling the Fund to benefit significantly when their prices appreciated dramatically.

Q: Which holding or sector in the Fund proved disappointing?

A: The Fund's overweight position in mortgage-backed securities generated negative performance during the period as well. Periods of volatility, like the one the bond market experienced in late 2001, usually lead to the underperformance of mortgage-backed securities relative to Treasuries. That underperformance was relatively short-lived, however, in what was generally a good year for the bond market.

Q: What is your outlook?

A: The bond markets should continue to do well over the short term due to lingering uncertainty about the economy. Sustained weakness in the equity markets would also prove positive for bonds, especially the sectors in which the Fund invests, as investors look to the relative safety of short-duration government bonds. Given our belief that the Fed will keep interest rates unchanged through the remainder of the year, we believe that the overall backdrop will remain relatively stable. It should be a strong period for high-quality securities offering a yield advantage relative to Treasuries. We anticipate maintaining an overweight position in mortgage-backed securities, to gather the additional yield they provide within this anticipated low-volatility environment. Our focus will remain on higher-quality, liquid securities that offer attractive yields. During the second half of the year, we will work to gauge the markets and the economy to gain a feel for how an economic turnaround might proceed in 2003.

++The performance indicated is for the Fund's Class R shares, which have been in existence for the life of the Fund's and a better reflection of the long-term performance are Classes A, B and C commenced operations on May 31, 2002, and have different sales charges and expense levels, which may affect performance.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com

     ======================================================================
     MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND | MSDAX | MSDBX | MSDCX
     ----------------------------------------------------------------------

Portfolio Investments: June 30, 2002 (Audited)

Principal Amount                                                 Value (Note 1)

ASSET-BACKED SECURITIES - 7.8%
    $ 3,200,000     Advanta Mortgage Loan Trust,
                    Series 1999-3 A3,
                    7.38% due 10/25/17 ........................... $  3,288,384
      2,930,000     American Express Credit Account
                    Master Trust,
                    Series 1999-1 A,
                    5.60% due 11/15/06 ...........................    3,058,891
      4,600,000     DaimlerChrysler Auto Trust,
                    Series 2002-A A3,
                    3.85% due 04/06/06 ...........................    4,660,352
        200,000     Discover Card Master Trust I,
                    Series 1998-7 A,
                    5.60% due 05/16/06 ...........................      207,776
      1,500,000     Discover Card Master Trust I,
                    Series 2001-5 A,
                    5.30% due 11/16/06 ...........................    1,556,730
      1,257,726     EQCC Home Equity Loan Trust,
                    Series 99-1 A3F,
                    5.92% due 11/20/24 ...........................    1,287,961
      3,600,000     Ford Credit Auto Owner Trust,
                    Series 1999-B B,
                    6.16% due 08/15/03 ...........................    3,607,272
        568,021     Green Tree Home Equity Loan Trust,
                    Series 1999-A A3,
                    5.98% due 04/15/18 ...........................      572,980
      1,600,000     Honda Auto Receivables Owner Trust,
                    Series 2002-1 A4,
                    4.22% due 04/16/07 ...........................    1,618,576
      1,250,000     MBNA Master Credit Card Trust,
                    Series 1998-D A,
                    5.80% due 12/15/05 ...........................    1,293,837
      6,950,000     MBNA Master Credit Card Trust,
                    Series 2000-A A,
                    7.35% due 07/16/07 ...........................    7,596,489
      1,530,000     MBNA Master Credit Card Trust,
                    Series 2000-I A,
                    6.90% due 01/15/08 ...........................    1,660,754
        703,503     Residential Asset Securities Corporation,
                    Series 1999-KS1 AI3,
                    6.11% due 05/25/24 ...........................      704,762
        487,500     Sears Credit Account Master Trust,
                    Series 1997-1 A,
                    6.20% due 07/16/07 ...........................      498,532
      1,000,000     Sears Credit Account Master Trust,
                    Series 2000-1 A,
                    7.25% due 11/15/07 ...........................    1,044,710
      3,000,000     WFS Financial Owner Trust,
                    Series 2002-2 A3,
                    3.81% due 02/20/07 ...........................    3,024,844

TOTAL ASSET-BACKED SECURITIES
(Cost $35,526,199) ...............................................   35,682,850
                                                                   ------------

CORPORATE BONDS AND NOTES - 0.3%
      1,115,000     Province of Manitoba, Debentures,
                    6.750% due 03/01/03
                    (Cost $1,115,246) ............................    1,143,098
                                                                   ------------

FEDERAL HOME LOAN BANK (FHLB) - 0.1%
        500,000     7.780% (FLTR) due 07/29/03#
                    (Cost $481,168) ..............................      501,740
                                                                   ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 32.4%
CMOs:
     17,214,677     1377H (PAC), 6.000% due 09/15/07 .............   17,843,415
        493,998     1464JB (AD), 7.400% due 02/15/03## ...........      499,684
      6,049,441     1488PG (PAC), 7.000% due 04/15/08 ............    6,372,236
      8,671,151     1490CA (PAC), 6.500% due 04/15/08 ............    9,067,788
        128,079     1606G (PAC), 5.750% due 01/15/08 .............      128,380
      3,288,644     1618G (PAC), 5.850% due 10/15/07## ...........    3,338,500
        413,928     1661PG (PAC), 6.000% due 03/15/08## ..........      418,593
      2,801,581     16D (TAC), 10.000% due 10/15/19## ............    3,007,103
      2,611,836     2098VA (PAC), 6.000% due 10/15/05## ..........    2,716,806
        485,832     2106BC (PAC), 5.500% due 06/15/17 ............      495,763
      1,953,899     2114VM (AD), 6.000% due 09/15/04## ...........    2,017,858
      1,070,081     2121TA (PAC), 6.000% due 04/15/08## ..........    1,074,094
      2,211,762     2122VA (AD), 6.000% due 09/15/05## ...........    2,296,950
        534,542     2158PC (PAC), 6.000% due 11/15/06## ..........      538,273
      5,149,934     2175TC (PAC), 6.000% due 02/15/17 ............    5,257,053
      4,952,186     2360PA (PAC), 6.000% due 01/15/06## ..........    5,055,340
     14,057,000     2394GA (PAC), 5.000% due 02/15/15## ..........   14,408,974
      9,609,973     2405CM (PAC), 5.500% due 12/15/11## ..........    9,836,708
      4,145,400     2405JA (PAC), 6.000% due 06/15/05 ............    4,266,860
      5,000,000     2422DM (PAC), 6.500% due 04/15/28 ............    5,224,219
     21,000,100     2438MD (PAC), 6.500% due 04/15/27 ............   21,943,464
     21,468,689     2447BA, 5.500% due 05/15/07 ..................   22,068,303
        840,000     T22 A4, 7.120% due 10/25/27 ..................      878,128
                                                                   ------------
                                                                    138,754,492

Notes:
      1,000,000     MTN, 5.000% due 05/19/03## ...................      990,625
      1,750,000     MTN, 6.375% due 11/15/03 .....................    1,842,680
                                                                   ------------
                                                                      2,833,305

Pass-throughs:
      1,039,603     Pool #555472, 9.750% due 07/01/11## ..........    1,141,289
      1,736,732     Pool #736001, 9.500% due 01/01/06 ............    1,862,713
      2,810,342     Pool #C60412, 7.500% due 11/01/31## ..........    2,962,276
                                                                   ------------
                                                                      5,966,278

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(Cost $146,475,202) ..............................................  147,554,075
                                                                   ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 31.5%

CMOs:

      7,684,613     1992-18HC (PAC), 7.500% due 03/25/07## .......    8,112,670
      7,090,000     1992-193HB (PAC), 6.500% due 11/25/07## ......    7,479,396
      4,921,688     1993-008H (PAC), 7.000% due 01/25/08## .......    5,176,232
      6,789,349     1993-10PH (PAC), 6.500% due 12/25/07 .........    7,072,592
     10,950,000     1993-188K (PAC), 6.000% due 10/25/08 .........   11,516,320
      7,300,000     1993-225OH (PAC), 6.300% due 10/25/22 ........    7,660,437
      3,500,000     1993-231M (PAC), 6.000% due 12/25/08 .........    3,658,184
      8,295,000     1993-240PC (PAC), 6.250% due 07/25/13 ........    8,736,644
      2,990,260     1993-85PG (PAC), 6.250% due 05/25/07 .........    3,017,920
        799,000     1993-99D (AD), 6.700% due 03/25/04 ...........      823,002
        877,931     1994-39PG (PAC), 6.150% due 06/25/20 .........      887,079
         42,228     1997-83PD (PAC), 6.500% due 03/18/21 .........       42,281
      3,507,670     1999-11B (AD), 5.500% due 04/25/07 ...........    3,606,597
      2,822,463     1999-34VE (AD), 6.500% due 09/25/05 ..........    2,939,992
      2,390,131     2001-36V (AD), 5.500% due 10/25/15 ...........    2,401,055
                                                                   ------------
                                                                     73,130,401


The accompanying notes are an integral part of these financial statements.

     ======================================================================
     MSDAX | MSDBX | MSDCX | MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
     ----------------------------------------------------------------------

                                  Portfolio Investments: June 30, 2002 (Audited)

Principal Amount                                                 Value (Note 1)

Pass-throughs:
    $11,747,334     Gold Pool #C60413,
                    7.500% due 11/01/31## ........................ $ 12,382,424
      3,005,667     Gold Pool #C64324, 8.000% due 02/01/32 .......    3,230,152
        544,260     Gold Pool #E40290, 8.5000% due 06/01/07 ......      573,346
      2,296,680     Gold Pool #E82000,
                    7.000% due 10/01/12## ........................    2,425,156
      6,460,771     Gold Pool #E89028, 6.500% due 12/01/16 .......    6,713,129
        263,052     Gold Pool #G10007, 8.500% due 03/01/06 .......      277,110
      1,777,478     Gold Pool #L74747,
                    5.500% due 05/01/03## ........................    1,800,798
        456,512     Gold Pool #L74798, 5.000% due 08/01/03 .......      456,654
        790,904     Gold Pool #L74820,
                    5.000% due 09/01/03## ........................      791,149
      2,882,352     Pool #100220, 8.000% due 07/15/16 ............    3,103,948
        540,887     Pool #252432, 5.000% due 02/01/09 ............      548,492
      5,324,296     Pool #323002, 6.000% due 02/01/13 ............    5,500,636
        514,324     Pool #348144, 8.500% due 04/01/10 ............      542,931
      1,242,845     Pool #420599, 5.000% due 03/01/27 ............    1,193,902
     26,384,757     Pool #429168, 6.000% due 05/01/13 ............   27,135,073
        489,339     Pool #457220, 10.000% due 09/01/12 ...........      547,908
      3,199,911     Pool #545037, 6.000% due 12/01/11 ............    3,313,892
          2,576     Pool #730288, 8.500% due 07/01/06 ............        2,703
                                                                   ------------
                                                                     70,539,403

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
(Cost $142,236,102) ..............................................  143,669,804
                                                                   ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 3.6%

CMOs:
      1,114,679     1996-22VA (AD), 7.000% due 01/16/05 ..........    1,162,532
      1,781,890     1998-18VL (AD), 6.500% due 07/20/05 ..........    1,855,254
      8,000,000     2002-33PC (PAC), 6.500% due 11/20/27 .........    8,353,125
                                                                   ------------
                                                                     11,370,911

Pass-throughs:
          3,307     Pool #001123, 10.500% due 01/20/19 ...........        3,815
      2,340,647     Pool #354782, 8.000% due 03/15/24 ............    2,509,618
      2,413,734     Pool #780210, 8.000% due 07/15/10 ............    2,581,198
                                                                   ------------
                                                                      5,094,631

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(Cost $16,174,505) ...............................................   16,465,542
                                                                   ------------

U.S. TREASURY NOTES - 29.6%
     61,495,000     U.S. Treasury Notes, 5.250% due 08/15/03 .....   63,623,281
     67,125,000     U.S. Treasury Notes, 5.875% due 11/15/04 .....   71,362,601

TOTAL U.S. TREASURY NOTES
(Cost $134,177,995) ..............................................  134,985,882
                                                                   ------------

Shares

MONEY MARKET FUND - 0.0%@

          8,777     J.P. Morgan Vista Federal Money
                    Market Fund
                    (Cost $8,777) ................................        8,777

TOTAL SECURITIES
(Cost $476,195,194) ..............................................  480,011,768
                                                                   ------------

REPURCHASE AGREEMENT - 5.7%

    $25,797,000     Greenwich Capital Securities, Inc.^
                    2.03% dated 6/28/02, due 7/1/02
                    (Cost $25,797,000) ...........................   25,797,000
                                                                   ------------

TOTAL INVESTMENTS - 111.0%
(Cost $501,992,194*) .............................................  505,808,768

OTHER ASSETS AND LIABILITIES - (11.0)%
(Net) ............................................................  (50,126,942)
                                                                   ------------

NET ASSETS - 100.0% .............................................. $455,681,826
                                                                   ============

*Aggregate cost for federal tax purposes is $502,058,444.
 Please refer to page 30 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.

        ===============================================================
        MONTGOMERY GOVERNMENT MONEY MARKET FUND | MOAXX | MOBXX | MTCXX
        ---------------------------------------------------------------

William Stevens .....................................  Senior Portfolio Manager
Marie Chandoha .............................................  Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                        Government Money Market Fund ++

Since inception (9/14/92) ..............................................   4.49%
One year ...............................................................   2.16%
Five years .............................................................   4.66%
One-day yield ..........................................................   1.37%
Seven-day yield ........................................................   1.34%

                             Lipper U.S. Government
                           Money Market Funds Average

Since 9/30/92 ..........................................................   4.25%
One year ...............................................................   1.81%
Five years .............................................................   4.37%

The Lipper Short U.S. Government Money Market Funds Average universe consists of 6 funds.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. You cannot invest directly in an index.

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Q: How did the Fund perform during the 12-month period ended June 30, 2002, and why?++

A: The Fund returned 2.16% during the period, versus 1.81% for the benchmark Lipper U.S. Government Money Market Funds Average.

Q: What factors characterized the government money market during the period? A:
Interest rates were on the decline, as the Federal Reserve Board lowered the benchmark federal funds rate by two percentage points during the year, bringing the target rate down to 1.75. Although the Fed kept interest rates unchanged during the first half of 2002, at its March meeting it moved from a bias toward lowering rates to a neutral policy stance. Economic data was weak during the latter half of 2001 and mixed during the first half of 2002. When the economy proved softer than expected in the second quarter of 2002, the money market sector began pricing in the expectation that the Fed would not raise rates until the end of 2002 or later. Due to turmoil in the corporate bond, high-yield and equity markets, yields were driven even lower as investors sought the safe haven offered by government money market securities. The unprecedented announcement by WorldCom that it had overstated earnings by more than $3 billion punctuated the end of the second quarter, putting liquid, high-quality securities in strong demand.

Q: What can you tell us about the structure of the Fund?

A: We continued to focus on short-term U.S. government agency securities and repurchase agreements, adhering to our conservative investment strategy and focusing on high-credit-quality instruments. In the second quarter of 2002, credit-quality concerns dominated the corporate bond market, as a skeptical investor base continued to scrutinize corporations following the collapse of Enron, World-Com and Adelphia. We maintained less than 5 of our holdings in investment-grade short-term corporate securities during the second quarter, focusing on only the highest-quality issuers while seeking current income consistent with liquidity and preservation of capital.

Q: What is your outlook?

A: After turbulence in the corporate market and the Federal Reserve Board's meeting on June 26, 2002, the market began pushing back expectations of when the Fed might raise short-term rates to temper growth and keep inflation under control. That view contrasted with the consensus seen at the beginning of 2002, when the market was convinced that there would be a recovery strong enough to encourage the Fed to hike rates in the summer months. At this point market participants are more convinced that the Fed will not raise rates until late this year, if at all in 2002. We think that the Fed will require substantial evidence that the economy is on a sustainable recovery path before it begins to raise interest rates.

++The performance indicated is for the Fund's Class R shares, which have been in existence for the life of the Fund's and a better reflection of the long-term performance are Classes A, B and C commenced operations on May 31, 2002, and have different sales charges and expense levels, which may affect performance.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com

        ===============================================================
        MOAXX | MOBXX | MTCXX | MONTGOMERY GOVERNMENT MONEY MARKET FUND
        ---------------------------------------------------------------

                                  Portfolio Investments: June 30, 2002 (Audited)

Principal Amount                                                 Value (Note 1)

FEDERAL FARM CREDIT - 13.8%
    $30,000,000     Discount Note due 07/01/02 ................... $ 30,000,000
      3,000,000     2.125% due 01/28/03 ..........................    2,998,405
                                                                   ------------
Total Federal Farm Credit (At amortized cost) ....................   32,998,405

FEDERAL HOME LOAN BANK (FHLB) - 41.2%
     70,000,000     Discount Note due 07/02/02 ...................   69,996,733
      1,700,000     6.285% due 12/16/02 ..........................    1,731,786
      1,030,000     5.905% due 12/23/02 ..........................    1,048,020
      2,500,000     5.150% due 01/07/03 ..........................    2,536,939
      2,000,000     6.750% due 01/13/03 ..........................    2,050,169
      1,055,000     2.125% due 01/15/03 ..........................    1,055,551
      3,000,000     5.500% due 01/21/03 ..........................    3,051,764
      1,000,000     5.420% due 01/22/03 ..........................    1,017,688
        250,000     5.610% due 01/23/03 ..........................      254,923
      3,250,000     2.200% due 01/28/03 ..........................    3,249,850
      1,500,000     5.000% due 02/14/03 ..........................    1,525,432
      6,740,000     7.000% due 02/14/03 ..........................    6,931,569
      2,675,000     5.000% due 02/28/03 ..........................    2,712,237
      1,500,000     2.625% due 03/20/03 ..........................    1,498,149
                                                                   ------------
Total Federal Home Loan Bank (At amortized cost) .................   98,660,810

Shares

MONEY MARKET FUNDS - 0.0%@
              3     J.P. Morgan Vista Federal Money
                    Market Fund ..................................            3
              9     J.P. Morgan Vista Federal Money
                    Market Fund ..................................            9
                                                                   ------------
Total Money Market Funds (At amortized cost) .....................           12

TOTAL SECURITIES
(At amortized cost) ..............................................  131,659,227
                                                                   ------------

Principal Amount

REPURCHASE AGREEMENTS - 44.9%
    $18,811,500     Bear Stearns Securities, Inc.^
                    2.03% dated 6/28/02, due 7/01/02 .............   18,811,500
     33,811,500     Countrywide Securities, Inc.^
                    2.03% dated 6/28/02, due 7/01/02 .............   33,811,500
     34,431,500     Greenwich Capital Securities, Inc.^
                    2.03% dated 6/28/02, due 7/1/02 ..............   34,431,500
     20,619,500     J.P. Morgan Securities, Inc.^
                    2.0% dated 6/28/02, due 7/1/02 ...............   20,619,500

TOTAL REPURCHASE AGREEMENTS
(At amortized cost) ..............................................  107,674,000
                                                                   ------------

TOTAL INVESTMENTS - 99.9%
(At amortized cost*) .............................................  239,333,227

OTHER ASSETS AND LIABILITIES - 0.1%
(Net) ............................................................      357,736
                                                                   ------------

NET ASSETS - 100.0% .............................................. $239,690,963
                                                                   ============

*Aggregate cost for federal tax purposes is $239,333,227.
 Please refer to page 30 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.

     ======================
     ENDNOTES TO PORTFOLIOS
     ----------------------

+    Non-income producing security.
#    Floating-rate note reflects the rate in effect at June 30, 2002.
##   Security subject to dollar roll transactions. See notes 1 and 4.
*    Aggregate cost for federal tax purposes is substantially the same.
ss Valued in good faith at fair value using procedures approved by the Board of Trustees.
@    Amount represents less than 0.1.
++++ All or a portion of this security held as collateral for short sale.
^ The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at June 30, 2002. The investment in the repurchase agreement is through participation in a joint account with affiliated Funds.

(a) Restricted securities: At June 30, 2002, the Fund below owned a restricted security, which may not be publicly sold without registration under the Securities Act of 1933 (note 1). Additional information on the security is as follows:

                                  Acquisition                      Value
     Emerging Markets Fund           Date      Shares     Cost   per Share
     ----------------------------------------------------------------------
     Pepsi International Bottlers   3/20/97    18,970   $569,100   $0.30

(b) All or a portion of this security is considered illiquid--those securities that are unable to be sold within seven days.

(d) The Fund held a position in The BISYS Group, holding company of Funds Distributor, Inc. (FDI), distributor of The Montgomery Funds. The Fund purchased these shares before BISYS's acquisition of FDI; the position has not been increased since that acquisition.

Abbreviations

AD Accretion Directed: These bonds receive, as principal, the negative amortization from tranche(s) in a deal. These securities often have guaranteed final maturities.
ADR    American Depositary Receipt
AMBAC  American Municipal Bond Assurance Corporation
AMT    Alternative Minimum Tax
CGIC   Capital Guaranty Insurance Corporation
CMO    Collateralized Mortgage Obligation
(F)    Foreign or Alien Shares
FGIC   Federal Guaranty Insurance Corporation
FLTR Floating-Rate Securities: bonds with coupon rates that adjust in proportion to an index.
FSA    Financial Security Assurance
GDR    Global Depositary Receipt
GO     General Obligation
LOC    Letter of Credit
MBIA   Municipal Bond Investors Assurance
MTN    Medium-Term Notes
PAC Planned Amortization Class: bonds with coupon rates that adjust in proportion to an index.
PCR    Pollution Control Revenue
PO     Principal Only
TAC Target Amortization Class: bond that pays principal based on a predetermined schedule which is derived by amortizing the collateral based on a single prepayment rate.
TBA    To-Be-Announced Security
TRANS  Tax and Revenue Anticipation Notes

                     This page is left intentionally blank.

====================================
STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------

June 30, 2002

                                                                                               Mid Cap          U.S.         Global
Assets:                                                                                          Focus         Focus          Focus
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
  Securities (including securities on loan*) ............................................  $ 1,175,466   $   956,453   $ 25,652,653
  Repurchase agreements .................................................................      142,000       109,000      2,123,000
                                                                                           -----------   -----------   ------------
Total Investments .......................................................................    1,317,466     1,065,453     27,775,653
Collateral held for securities on loan (note 4) .........................................      103,250        64,375      1,894,350
Cash ....................................................................................           --            --             --
Deposit with broker for securities sold short ...........................................           --            --             --
Foreign currency, at value (Cost $668, $2,696,629, $127,267 and $655,818) ...............           --            --            552
Net unrealized appreciation of forward foreign-currency exchange contracts (note 4) .....           --            --             --
Receivable from broker for futures variation margin .....................................           --            --             --
Receivables:
  Dividends .............................................................................          119           248         16,751
  Interest ..............................................................................           36            27            498
  Shares of beneficial interest sold ....................................................           --            --          2,041
  Investment securities sold ............................................................       11,058            --        234,762
Other assets ............................................................................           68            --             20
                                                                                           -----------   -----------   ------------
Total Assets ............................................................................    1,431,997     1,130,103     29,924,627
                                                                                           -----------   -----------   ------------

Liabilities:
------------------------------------------------------------------------------------------------------------------------------------
Short sales (proceeds $7,983,922) (note 1) ..............................................           --            --             --
Net unrealized depreciation of forward foreign-currency exchange contracts (note 4) .....           --            --         10,427
Payables:
  Collateral payable to broker ..........................................................      103,250        64,375      1,894,350
  Borrowing on line of credit ...........................................................           --            --             --
  Shares of beneficial interest redeemed ................................................        2,024            --        116,606
  Investment securities purchased .......................................................       19,821        16,226      1,441,936
  Management fees .......................................................................       23,170        21,894         40,938
  Administration fees ...................................................................           75            64          1,831
  Share Marketing Plan fees (note 3) (Class P shares only) ..............................            1            --              6
  Custodian fees ........................................................................          538           464          7,716
  Dividends .............................................................................           --            --             --
  Trustees' fees and expenses ...........................................................          185         1,280          3,879
  Accounting fees .......................................................................          354           105          2,470
  Cash overdrafts payable to custodian ..................................................           --            --            653
  Transfer agency and servicing fees ....................................................        2,829            --         20,813
  Other accrued liabilities and expenses ................................................       13,127        39,645         85,741
                                                                                           -----------   -----------   ------------
Total Liabilities .......................................................................      165,374       144,053      3,627,366
                                                                                           -----------   -----------   ------------
Net Assets ..............................................................................  $ 1,266,623   $   986,050   $ 26,297,261
                                                                                           -----------   -----------   ------------
Investments at identified cost ..........................................................  $ 1,222,429   $ 1,078,789   $ 29,317,559

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ...................           --   $       (53)  $    (62,731)
Accumulated net realized loss on investments ............................................  $(1,033,553)   (1,474,792)   (41,777,780)
Net unrealized appreciation/(depreciation) ..............................................       95,037       (13,336)    (1,551,981)
Shares of beneficial interest ...........................................................        1,772         1,769         35,361
Additional paid-in capital ..............................................................    2,203,367     2,472,462     69,654,392
                                                                                           -----------   -----------   ------------
Net Assets ..............................................................................  $ 1,266,623   $   986,050   $ 26,297,261

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
  Class R shares ........................................................................  $ 1,264,289   $   986,024   $ 26,291,848
  Class P shares ........................................................................          N/A           N/A            N/A
  Class A shares ........................................................................           96             9          5,395
  Class B shares ........................................................................           96             8              9
  Class C shares ........................................................................        2,142             9              9
  Class ML shares .......................................................................          N/A           N/A            N/A
                                                                                           -----------   -----------   ------------
Net Assets ..............................................................................  $ 1,266,623   $   986,050   $ 26,297,261
Number of Fund shares outstanding:
  Class R shares ........................................................................      176,900       176,885      3,535,339
  Class P shares ........................................................................          N/A           N/A            N/A
  Class A shares ........................................................................           13             2            748
  Class B shares ........................................................................           13             2              1
  Class C shares ........................................................................          297             2              1
  Class ML shares .......................................................................          N/A           N/A            N/A
                                                                                           -----------   -----------   ------------
Total Shares ............................................................................      177,223       176,891      3,536,089
Class R shares: Net asset value, offering and redemption price per share outstanding ....  $      7.15   $      5.57   $       7.44
                                                                                           -----------   -----------   ------------
Class P shares: Net asset value, offering and redemption price per share outstanding ....          N/A           N/A            N/A
                                                                                           -----------   -----------   ------------
Class A shares: Net asset value per share outstanding ...................................  $      7.18   $      5.56   $       7.21
                                                                                           -----------   -----------   ------------
Class A shares: Offering price per share outstanding (NAV/0.9425) .......................  $      7.62   $      5.90   $       7.65
                                                                                           -----------   -----------   ------------
Class B shares: Net asset value, offering and redemption price per share outstanding ....  $      7.21   $      5.54   $       7.48
                                                                                           -----------   -----------   ------------
Class C shares: Net asset value, offering and redemption price per share outstanding ....  $      7.22   $      5.56   $       7.48
                                                                                           -----------   -----------   ------------
Class ML shares: Net asset value, offering and redemption price per share outstanding ...          N/A           N/A            N/A
                                                                                           -----------   -----------   ------------

*Securities on loan at June 30, 2002, were valued at $103,185, $62,040, $1,865,290 and $164,076 for the Mid Cap Focus Fund, U.S. Focus Fund, Global Focus Fund and Emerging Markets Focus Fund, respectively.

The accompanying notes are an integral part of these financial statements.


                                                                                              Global            Emerging
Assets:                                                                                     Long-Short           Markets
----------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
  Securities (including securities on loan*) ............................................  $ 34,116,657       $ 135,791,635
  Repurchase agreements .................................................................     7,702,000                  --
                                                                                           ------------       -------------
Total Investments .......................................................................    41,818,657         135,791,635
Collateral held for securities on loan (note 4) .........................................            --          17,507,250
Cash ....................................................................................        45,775                  --
Deposit with broker for securities sold short ...........................................    11,780,032                  --
Foreign currency, at value (Cost $668, $2,696,629, $127,267 and $655,818) ...............     2,720,969             129,236
Net unrealized appreciation of forward foreign-currency exchange contracts (note 4) .....        12,150                  --
Receivable from broker for futures variation margin .....................................        28,186                  --
Receivables:
  Dividends .............................................................................        55,526             292,365
  Interest ..............................................................................         7,175               2,401
  Shares of beneficial interest sold ....................................................         4,608              20,373
  Investment securities sold ............................................................     2,877,793           2,968,218
                                                                                                 81,568                 265
Other assets ............................................................................  ------------       -------------
                                                                                             59,432,439         156,711 743
Total Assets ............................................................................  ------------       -------------

Liabilities:
----------------------------------------------------------------------------------------------------------------------------
Short sales (proceeds $7,983,922) (note 1) ..............................................     7,480,488                  --
Net unrealized depreciation of forward foreign-currency exchange contracts (note 4) .....            --               4,445
Payables:
  Collateral payable to broker ..........................................................            --          17,507,250
  Borrowing on line of credit ...........................................................            --           3,000,000
  Shares of beneficial interest redeemed ................................................       264,620             554,624
  Investment securities purchased .......................................................     4,386,561             165,002
  Management fees .......................................................................       190,471              80,859
  Administration fees ...................................................................        10,554               9,083
  Share Marketing Plan fees (note 3) (Class P shares only) ..............................        75,271                 881
  Custodian fees ........................................................................        30,010              18,555
  Dividends .............................................................................            --                  --
  Trustees' fees and expenses ...........................................................        22,102              13,959
  Accounting fees .......................................................................         7,392               5,437
  Cash overdrafts payable to custodian ..................................................            --               3,676
  Transfer agency and servicing fees ....................................................       101,157              75,924
  Other accrued liabilities and expenses ................................................       287,042             188,742
                                                                                           ------------       -------------
Total Liabilities .......................................................................    12,855,668          21,628,437
                                                                                           ------------       -------------
Net Assets ..............................................................................  $ 46,576,771       $ 135 083,306
                                                                                           ------------       -------------
Investments at identified cost ..........................................................  $ 45,618,215       $ 130,054,535

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ...................  $   (162,620)      $    (361,298)
Accumulated net realized loss on investments ............................................   (12,821,221)       (342,897,744)
Net unrealized appreciation/(depreciation) ..............................................    (3,254,445)          5,745,433
Shares of beneficial interest ...........................................................        43,354             156,432
Additional paid-in capital ..............................................................    62,771,703         472,440,483
                                                                                           ------------       -------------
Net Assets ..............................................................................  $ 46,576,771       $ 135,083,306

Net Assets:
----------------------------------------------------------------------------------------------------------------------------
  Class R shares ........................................................................  $ 39,821,586       $ 134,622,135
  Class P shares ........................................................................           N/A                 N/A
  Class A shares ........................................................................       144,253             437,633
  Class B shares ........................................................................       121,136                  12
  Class C shares ........................................................................     1,819,426              23,526
  Class ML shares .......................................................................     4,670,370                 N/A
                                                                                           ------------       -------------
Net Assets ..............................................................................  $ 46,576,771       $ 135,083,306
Number of Fund shares outstanding:
  Class R shares ........................................................................     3,654,708          15,588,356
  Class P shares ........................................................................           N/A                 N/A
  Class A shares ........................................................................        13,243              52,095
  Class B shares ........................................................................        11,110                   1
  Class C shares ........................................................................       200,977               2,727
  Class ML shares .......................................................................       455,374                 N/A
                                                                                           ------------       -------------
Total Shares ............................................................................     4,335,412          15,643,179
Class R shares: Net asset value, offering and redemption price per share outstanding ....       $ 10.90       $        8.64
                                                                                           ------------       -------------
Class P shares: Net asset value, offering and redemption price per share outstanding ....           N/A                 N/A
                                                                                           ------------       -------------
Class A shares: Net asset value per share outstanding ...................................  $      10.89       $        8.40
                                                                                           ------------       -------------
Class A shares: Offering price per share outstanding (NAV/0.9425) .......................  $      11.55       $        8.91
                                                                                           ------------       -------------
Class B shares: Net asset value, offering and redemption price per share outstanding ....  $      10.90       $        8.70
                                                                                           ------------       -------------
Class C shares: Net asset value, offering and redemption price per share outstanding ....  $       9.05       $        8.63
                                                                                           ------------       -------------
Class ML shares: Net asset value, offering and redemption price per share outstanding ...         10.26                 N/A
                                                                                           ------------       -------------

                                                                                             Emerging
                                                                                              Markets         Total Return
Assets:                                                                                        Focus              Bond
---------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
  Securities (including securities on loan*) ............................................  $ 20,091,097       $ 38,458,660
  Repurchase agreements .................................................................     4,754,000          4,083,000
                                                                                           ------------       ------------
Total Investments .......................................................................    24,845,097         42,541,660
Collateral held for securities on loan (note 4) .........................................       176,575                 --
Cash ....................................................................................            --                 --
Deposit with broker for securities sold short ...........................................            --                 --
Foreign currency, at value (Cost $668, $2,696,629, $127,267 and $655,818) ...............       655,881                 --
Net unrealized appreciation of forward foreign-currency exchange contracts (note 4) .....            --                 --
Receivable from broker for futures variation margin .....................................            --                 --
Receivables:
  Dividends .............................................................................        29,847                 --
  Interest ..............................................................................           983            449,950
  Shares of beneficial interest sold ....................................................        15,888            431,617
  Investment securities sold ............................................................       468,015         20,880,453
                                                                                                 14,149             21,964
Other assets ............................................................................  ------------       ------------
                                                                                             26,206,435         64,325,644
Total Assets ............................................................................  ------------       ------------

Liabilities:
---------------------------------------------------------------------------------------------------------------------------
Short sales (proceeds $7,983,922) (note 1) ..............................................            --                 --
Net unrealized depreciation of forward foreign-currency exchange contracts (note 4) .....         7,492                 --
Payables:
  Collateral payable to broker ..........................................................       176,575                 --
  Borrowing on line of credit ...........................................................            --                 --
  Shares of beneficial interest redeemed ................................................       229,030             87,483
  Investment securities purchased .......................................................     2,124,794         24,003,191
  Management fees .......................................................................        45,023             15,428
  Administration fees ...................................................................         1,442              1,085
  Share Marketing Plan fees (note 3) (Class P shares only) ..............................            53                137
  Custodian fees ........................................................................           740              2,220
  Dividends .............................................................................            --              7,758
  Trustees' fees and expenses ...........................................................         2,388              2,878
  Accounting fees .......................................................................           260              1,677
  Cash overdrafts payable to custodian ..................................................       460,271            814,998
  Transfer agency and servicing fees ....................................................           329                436
  Other accrued liabilities and expenses ................................................       137,817            115,654
                                                                                           ------------       ------------
Total Liabilities .......................................................................     3,186,214         25,052,945
                                                                                           ------------       ------------
Net Assets ..............................................................................  $ 23,020,221       $ 39,272,699
                                                                                           ------------       ------------
Investments at identified cost ..........................................................  $ 23,146,034       $ 41,960,854

Net Assets Consist of:
---------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ...................  $   (119,813)      $     (9,924)
Accumulated net realized loss on investments ............................................    (6,738,153)          (384,595)
Net unrealized appreciation/(depreciation) ..............................................     1,698,354            580,806
Shares of beneficial interest ...........................................................        15,974             32,795
Additional paid-in capital ..............................................................    28,163,859         39,053,617
                                                                                           ------------       ------------
Net Assets ..............................................................................  $ 23,020,221       $ 39,272,699

Net Assets:
---------------------------------------------------------------------------------------------------------------------------
  Class R shares ........................................................................  $ 22,973,591       $ 38,840,565
  Class P shares ........................................................................           N/A                N/A
  Class A shares ........................................................................        22,616            116,954
  Class B shares ........................................................................        11,385             86,584
  Class C shares ........................................................................        12,629             26,770
  Class ML shares .......................................................................           N/A            201,826
                                                                                           ------------       ------------
Net Assets ..............................................................................  $ 23,020,221       $ 39,272,699
Number of Fund shares outstanding:
  Class R shares ........................................................................     1,594,138          3,243,700
  Class P shares ........................................................................           N/A                N/A
  Class A shares ........................................................................         1,560              9,611
  Class B shares ........................................................................           784              7,109
  Class C shares ........................................................................           872              2,208
  Class ML shares .......................................................................           N/A             16,855
                                                                                           ------------       ------------
Total Shares ............................................................................     1,597,354          3,279,483
Class R shares: Net asset value, offering and redemption price per share outstanding ....  $      14.41              11.97
                                                                                           ------------       ------------
Class P shares: Net asset value, offering and redemption price per share outstanding ....           N/A                N/A
                                                                                           ------------       ------------
Class A shares: Net asset value per share outstanding ...................................         14.50              12.17
                                                                                           ------------       ------------
Class A shares: Offering price per share outstanding (NAV/0.9425) .......................         15.38              12.91
                                                                                           ------------       ------------
Class B shares: Net asset value, offering and redemption price per share outstanding ....         14.52       $      12.18
                                                                                           ------------       ------------
Class C shares: Net asset value, offering and redemption price per share outstanding ....         14.48              12.12
                                                                                           ------------       ------------
Class ML shares: Net asset value, offering and redemption price per share outstanding ...           N/A       $      11.97
                                                                                           ------------       ------------

                                                                                           Short Duration        Government
Assets:                                                                                   Government Bond       Money Market
-----------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
  Securities (including securities on loan*) ............................................  $ 480,011,768       $ 131,659,227
  Repurchase agreements .................................................................     25,797,000         107,674,000
                                                                                           -------------       -------------
Total Investments .......................................................................    505,808,768         239,333,227
Collateral held for securities on loan (note 4) .........................................             --                  --
Cash ....................................................................................             --                  --
Deposit with broker for securities sold short ...........................................             --                  --
Foreign currency, at value (Cost $668, $2,696,629, $127,267 and $655,818) ...............             --                  --
Net unrealized appreciation of forward foreign-currency exchange contracts (note 4) .....             --                  --
Receivable from broker for futures variation margin .....................................             --
Receivables:
  Dividends .............................................................................             --                  --
  Interest ..............................................................................      3,469,612             582,785
  Shares of beneficial interest sold ....................................................      2,977,764              13,541
  Investment securities sold ............................................................     16,620,769                  --
                                                                                                  96,562             118,864
Other assets ............................................................................  -------------       -------------
                                                                                             528,973,475         240,048,417
Total Assets ............................................................................  -------------       -------------

Liabilities:
-----------------------------------------------------------------------------------------------------------------------------
Short sales (proceeds $7,983,922) (note 1) ..............................................             --                  --
Net unrealized depreciation of forward foreign-currency exchange contracts (note 4) .....             --                  --
Payables:
  Collateral payable to broker ..........................................................             --                  --
  Borrowing on line of credit ...........................................................             --                  --
  Shares of beneficial interest redeemed ................................................        537,348              28,257
  Investment securities purchased .......................................................     72,062,674                  --
  Management fees .......................................................................        171,739              82,001
  Administration fees ...................................................................         27,851              10,745
  Share Marketing Plan fees (note 3) (Class P shares only) ..............................         33,676               1,416
  Custodian fees ........................................................................         16,108              20,410
  Dividends .............................................................................        105,570                 611
  Trustees' fees and expenses ...........................................................         34,120              55,888
  Accounting fees .......................................................................         11,589              47,146
  Cash overdrafts payable to custodian ..................................................             --                   8
  Transfer agency and servicing fees ....................................................         40,625              19,625
  Other accrued liabilities and expenses ................................................        250,349              91,347
                                                                                           -------------       -------------
Total Liabilities .......................................................................     73,291,649             357,454
                                                                                           -------------       -------------
Net Assets ..............................................................................  $ 455,681,826       $ 239,690,963
                                                                                           -------------       -------------
Investments at identified cost ..........................................................  $ 501,992,194       $ 239,333,227

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ...................  $     (49,390)      $      38,059
Accumulated net realized loss on investments ............................................     (1,039,431)            (11,325)
Net unrealized appreciation/(depreciation) ..............................................      3,816,574                  --
Shares of beneficial interest ...........................................................        444,302           2,396,359
Additional paid-in capital ..............................................................    452,509,771         237,267,870
                                                                                           -------------       -------------
Net Assets ..............................................................................  $ 455,681,826       $ 239,690,963

Net Assets:
-----------------------------------------------------------------------------------------------------------------------------
  Class R shares ........................................................................  $ 449,648,127       $ 239,690,376
  Class P shares ........................................................................            N/A                 N/A
  Class A shares ........................................................................      6,033,679                 585
  Class B shares ........................................................................             10                   1
  Class C shares ........................................................................             10                   1
  Class ML shares .......................................................................            N/A                 N/A
                                                                                           -------------       -------------
Net Assets ..............................................................................  $ 455,681,826       $ 239,690,963
Number of Fund shares outstanding:
  Class R shares ........................................................................     43,841,157         239,635,356
  Class P shares ........................................................................            N/A                 N/A
  Class A shares ........................................................................        589,076                 586
  Class B shares ........................................................................              1                   1
  Class C shares ........................................................................              1                   1
  Class ML shares .......................................................................            N/A                 N/A
                                                                                           -------------       -------------
Total Shares ............................................................................     44,430,235         239,635,944
Class R shares: Net asset value, offering and redemption price per share outstanding ....  $       10.26       $        1.00
                                                                                           -------------       -------------
Class P shares: Net asset value, offering and redemption price per share outstanding ....            N/A                 N/A
                                                                                           -------------       -------------
Class A shares: Net asset value per share outstanding ...................................  $       10.24       $        1.00
                                                                                           -------------       -------------
Class A shares: Offering price per share outstanding (NAV/0.9425) .......................  $       10.86                 N/A
                                                                                           -------------       -------------
Class B shares: Net asset value, offering and redemption price per share outstanding ....  $       10.25       $        1.00
                                                                                           -------------       -------------
Class C shares: Net asset value, offering and redemption price per share outstanding ....  $       10.25       $        1.00
                                                                                           -------------       -------------
Class ML shares: Net asset value, offering and redemption price per share outstanding ...            N/A                 N/A
                                                                                           -------------       -------------

                                     32 & 33

========================
STATEMENTS OF OPERATIONS
------------------------
Year Ended June 30, 2002

                                                                             Mid Cap        U.S.          Global
Net Investment Income:                                                        Focus        Focus          Focus
-------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest .................................................................   $   8,221    $   2,082    $     36,777
Dividends ................................................................       3,830        9,372         279,823
Securities lending income (note 1) .......................................         349           64          11,402
Foreign taxes withheld ...................................................          (1)          --         (12,242)
                                                                             ---------    ---------    ------------
Total Income .............................................................      12,399       11,518         315,760
                                                                             ---------    ---------    ------------
Expenses:
Custodian fee ............................................................       2,154        3,553          16,410
Transfer agency and servicing fees .......................................      27,891       14,280         162,689
Management fee (note 2) ..................................................      16,557       13,839         595,356
Administration fee (note 2) ..............................................       1,159          969          25,631
Share Marketing Plan fee (note 3)
    Class P ..............................................................          --           --              --
    Class A ..............................................................          --           --              18
    Class B ..............................................................          --           --              --
    Class C ..............................................................           1           --              --
    Class ML .............................................................          --           --              --
Professional fees ........................................................      22,607       61,185          56,668
Trustees' fees ...........................................................       1,474          483           1,407
Registration fees ........................................................      24,440       59,553          27,909
Accounting fees ..........................................................         726          623          16,729
Printing fees ............................................................       7,521       83,937          34,191
Dividend expense on short sales ..........................................          --           --              --
Other ....................................................................      35,199       36,967          35,828
Tax expense ..............................................................          --           --              --
Interest expense .........................................................          36          133           3,886
                                                                             ---------    ---------    ------------
Total Expenses ...........................................................     139,765      275,522         976,722
Fees deferred and/or expenses absorbed by Manager (note 2) ...............    (116,564)    (256,030)       (314,923)
Net Expenses .............................................................      23,201       19,492         661,799
                                                                             ---------    ---------    ------------
Net Investment Income/(Loss) .............................................     (10,802)      (7,974)       (346,039
                                                                             ---------    ---------    ------------
Net Realized and Unrealized Gain/(Loss) on Investments:
-------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Securities transactions ..............................................    (313,436)    (390,696)    (14,845,676)
    Securities sold short ................................................          --           --              --
    Options written ......................................................          --           --              --
    Futures contracts ....................................................          --           --              --
    Foreign-currency transactions and other assets and liabilities .......          --           --        (204,169)
    Voluntary reimbursement by the Manager for transaction losses (note 2)          --           --              --
                                                                             ---------    ---------    ------------
Net Realized Gain/(Lass) on Investments ..................................    (313,436     (390,696)    (15,049,845)
Net change in unrealized appreciation/(depreciation) of:
    Securities transactions ..............................................     (89,148)     (46,989)        (60,487)
    Securities sold short ................................................          --           --              --
    Forward foreign-currency exchange contracts ..........................          --           --           3,662
    Futures contracts ....................................................          --           --              --
    Foreign-currency transactions and other assets and liabilities .......          --           --          (4,792)
                                                                             ---------    ---------    ------------
Net Unrealized Appreciation/(Depreciation) of Investments ................     (89,148)     (46,989)        (61,617)
                                                                             ---------    ---------    ------------
Net Realized and Unrealized Gain/(Loss) on Investments ...................    (402,584)    (437,685)    (15,111,462)
                                                                             ---------    ---------    ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..........   $(413,386)   $(445,659)   $(15,457,501)
                                                                             ---------    ---------    ------------

The accompanying notes are an integral part of these financial statements

                                                                                Global         Emerging       Emerging
Net Investment Income:                                                        Long-Short       Markets      Markets Focus
-------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest .................................................................   $    579,579    $     33,204    $    33,170
Dividends ................................................................        505,295       3,381,107        218,462
Securities lending income (note 1) .......................................             --          45,633            672
Foreign taxes withheld ...................................................        (25,421)       (173,652)        (7,369)
                                                                             ------------    ------------    -----------
Total Income .............................................................      1,059,453       3,286,292        244,935
                                                                             ------------    ------------    -----------
Expenses:
Custodian fee ............................................................         70,400         191,931         18,338
Transfer agency and servicing fees .......................................        268,030         521,089         26,483
Management fee (note 2) ..................................................        976,793       2,854,433        116,076
Administration fee (note 2) ..............................................         45,652         103,520          7,366
Share Marketing Plan fee (note 3)
    Class P ..............................................................             --              --             --
    Class A ..............................................................            121             921              9
    Class B ..............................................................            283              --             10
    Class C ..............................................................         18,435              37             34
    Class ML .............................................................         50,312              --             --
Professional fees ........................................................        122,096         144,203         49,000
Trustees' fees ...........................................................         11,092          15,520          2,179
Registration fees ........................................................         42,677          29,409         28,407
Accounting fees ..........................................................         32,739          67,371          4,903
Printing fees ............................................................         32,796          95,520         49,419
Dividend expense on short sales...........................................         21,074              --             --
Other ....................................................................        298,300          68,828        190,781
Tax expense ..............................................................          6,974          67,750         12,411
Interest expense .........................................................          4,852          10,886            757
                                                                             ------------    ------------    -----------
Total Expenses ...........................................................      2,002,626       4,171,418        506,173
Fees deferred and/or expenses absorbed by Manager (note 2) ...............       (333,642)     (1,282,152)      (324,058)
Net Expenses .............................................................      1,668,984       2,889,266        182,115
                                                                             ------------    ------------    -----------
Net Investment Income/(Loss) .............................................       (609,531)        397,026         62,820
                                                                             ------------    ------------    -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
-------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Securities transactions ..............................................    (14,600,275)    (18,688,055)      (884,132)
    Securities sold short ................................................      3,663,069              --             --
    Options written ......................................................        (20,313)             --             --
    Futures contracts ....................................................         31,269              --             --
    Foreign-currency transactions and other assets and liabilities .......       (252,961)       (596,141)      (137,232)
    Voluntary reimbursement by the Manager for transaction losses (note 2)        338,944              --             --
                                                                             ------------    ------------    -----------
Net Realized Gain/(Lass) on Investments ..................................    (10,840,267)    (19,284,196)    (1,021,364)
Net change in unrealized appreciation/(depreciation) of:
    Securities transactions ..............................................     (4,633,441)     13,580,154      1,400,013
    Securities sold short ................................................      1,357,341              --             --
    Forward foreign-currency exchange contracts ..........................         12,150          (4,445)        (7,953)
    Futures contracts ....................................................        (27,184)             --             --
    Foreign-currency transactions and other assets and liabilities .......         59,030          18,262          7,709
                                                                             ------------    ------------    -----------
Net Unrealized Appreciation/(Depreciation) of Investments ................     (3,232,104)     13,593,971      1,399,769
                                                                             ------------    ------------    -----------
Net Realized and Unrealized Gain/(Loss) on Investments ...................    (14,072,371)     (5,690,225)       378,405
                                                                             ------------    ------------    -----------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..........   $(14,681,902)   $ (5,293,199)   $   441,225
                                                                             ------------    ------------    -----------

                                                                             Total Return   Short Duration    Government
Net Investment Income:                                                           Bond      Government Bond   Money Market
-------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest .................................................................    $ 2,518,974    $ 19,257,898    $ 17,201,082
Dividends ................................................................             --              --              --
Securities lending income (note 1) .......................................             --              --              --
Foreign taxes withheld ...................................................             --              --              --
                                                                              -----------    ------------    ------------
Total Income .............................................................      2,518,974      19,257,898      17,201,082
                                                                              -----------    ------------    ------------
Expenses:
Custodian fee ............................................................         22,327          66,446          22,752
Transfer agency and servicing fees .......................................         34,725         398,281         206,471
Management fee (note 2) ..................................................        339,083       3,495,451       1,975,475
Administration fee (note 2) ..............................................         75,793         183,626         270,093
Share Marketing Plan fee (note 3)
    Class P ..............................................................             --          13,120              --
    Class A ..............................................................            612              --              10
    Class B ..............................................................             19              --              --
    Class C ..............................................................             10              --              --
    Class ML .............................................................             --              --              --
Professional fees ........................................................         50,561          72,919         111,565
Trustees' fees ...........................................................          3,728          40,742          53,700
Registration fees ........................................................         30,539          50,224          30,335
Accounting fees ..........................................................         20,128         175,235         330,306
Printing fees ............................................................         16,170          93,428         159,460
Dividend expense on short sales...........................................             --              --              --
Other ....................................................................          1,187          73,195          69,481
Tax expense ..............................................................             --              --              --
Interest expense .........................................................          9,194         965,997             459
                                                                              -----------    ------------    ------------
Total Expenses ...........................................................        604,076       5,628,664       3,230,107
Fees deferred and/or expenses absorbed by Manager (note 2) ...............       (330,265)     (2,437,278)       (201,818)
Net Expenses .............................................................        273,811       3,191,386       3,028,289
                                                                              -----------    ------------    ------------
Net Investment Income/(Loss) .............................................      2,245,163      16,066,512      14,172,793
                                                                              -----------    ------------    ------------
Net Realized and Unrealized Gain/(Loss) on Investments:
-------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Securities transactions ..............................................        501,385       4,307,902         (11,325)
    Securities sold short ................................................             --              --              --
    Options written ......................................................             --              --              --
    Futures contracts ....................................................             --              --              --
    Foreign-currency transactions and other assets and liabilities .......             --              --              --
    Voluntary reimbursement by the Manager for transaction losses (note 2)             --                               _
                                                                              -----------    ------------    ------------
Net Realized Gain/(Lass) on Investments ..................................        501,385       4,307,902         (11,325)
Net change in unrealized appreciation/(depreciation) of:
    Securities transactions ..............................................        562,972       2,451,113              --
    Securities sold short ................................................             --              --              --
    Forward foreign-currency exchange contracts ..........................             --              --              --
    Futures contracts ....................................................             --              --              --
    Foreign-currency transactions and other assets and liabilities .......             --              --              --
                                                                              -----------    ------------    ------------
Net Unrealized Appreciation/(Depreciation) of Investments ................        562,972       2,451,113              --
                                                                              -----------    ------------    ------------
Net Realized and Unrealized Gain/(Loss) on Investments ...................      1,064,357       6,759,015         (11,325)
                                                                              -----------    ------------    ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..........    $ 3,309,520    $ 22,825,527    $ 14,161,468
                                                                              -----------    ------------    ------------


                                     34 & 35

===================================
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

Years Ended June 30, 2002, and June 30, 2001


                                                                                  Mid Cap Focus                 U.S. Focus
                                                                          ---------------------------------------------------------
Increase/(Decrease) in Net Assets from Operations:                           6/30/02        6/30/01        6/30/02        6/30/01
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ..........................................   $   (10,802)    $    13,171    $    (7,974)   $   (20,619)
Net realized gain/(loss) on investments ...............................      (313,436)       (720,117)      (390,696)    (1,043,255)
Net unrealized appreciation/(depreciation) of investments .............       (89,148)        184,185        (46,989)       (60,759)
                                                                          -----------     -----------    -----------    -----------
Increase/(Decrease) in Net Assets Resulting from Operations ...........      (413,386)       (522,761)      (445,659)    (1,124,633)

Distributions to Shareholders:
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income:
    Class R shares ....................................................        (5,356)         (7,852)            --             --
    Class P shares ....................................................            --              --             --             --
    Class A shares ....................................................             0*             --             --             --
    Class B shares ....................................................             0*             --             --             --
    Class C shares ....................................................             0*             --             --             --
From net realized gains on investments:
    Class R shares ....................................................            --              --             --       (123,628)
    Class P shares ....................................................            --              --             --             --
                                                                          -----------     -----------    -----------    -----------
Total Distributions to Shareholders ...................................        (5,356)         (7,852)            --       (123,628)

Beneficial Interest Transactions:
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6)       (816,116)      3,032,094       (426,170)      (239,420)
Net lncrease/(Decrease) in Net Assets .................................    (1,234,858)      2,501,481       (871,829)    (1,487,681)

Net Assets:
-----------------------------------------------------------------------------------------------------------------------------------
Beginning of period ...................................................     2,501,481              --      1,857,879      3,345,560
End of Period .........................................................   $ 1,266,623     $ 2,501,481    $   986,050    $ 1,857,879
Undistributed Net Investment Income/(Accumulated Net Investment Loss)..            --     $     5,319    $       (53)            --

                                                                               Emerging Markets                Total Return
                                                                                    Focus                           Bond
                                                                        ----------------------------------------------------------
Increase/(Decrease) in Net Assets from Operations:                         6/30/02         6/30/01        6/30/02         6/30/01
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) .........................................        62,820         112,772      2,245,163       1,794,142
Net realized gain/(loss) on investments ..............................    (1,021,364)       (934,540)       501,385       1,074,896
Net unrealized appreciation/(depreciation) of investments ............     1,399,769        (271,717)       562,972         136,289
                                                                        ------------    ------------   ------------    ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ......       441,225      (1,093,485)     3,309,520       3,005,327

Distributions to Shareholders:
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income:
    Class R shares ...................................................       (70,452)        (17,342)    (1,833,097)     (1,794,142)
    Class P shares ...................................................            --              --             --              --
    Class A shares ...................................................             0*             --        (15,000)             --
    Class B shares ...................................................             0*             --           (765)             --
    Class C shares ...................................................             0*             --           (283)             --
    Class I shares ...................................................            --              --       (466,563)             --
From net realized gains on investments:
    Class R shares ...................................................            --              --       (558,191)             --
    Class P shares ...................................................            --              --             --              --
    Class A shares ...................................................            --              --              0*             --
    Class B shares ...................................................            --              --              0*             --
    Class C shares ...................................................            --              --              0*             --
    Class I shares ...................................................            --              --       (233,120)             --
                                                                        ------------    ------------   ------------    ------------
Total Distributions' to Shareholders .................................       (70,452)        (17,342)    (3,107,019)     (1,794,142)

Beneficial Interest Transactions:
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6)    12,493,334       6,541,645      7,282,572       2,464,773
Net Increase/(Decrease) in Net Assets ................................    12,864,107       5,430,818      7,485,073       3,675,958

Net Assets:
-----------------------------------------------------------------------------------------------------------------------------------
Beginning of period ..................................................    10,156,114       4,725,296     31,787,626      28,111,668
End of Period ........................................................  $ 23,020,221    $ 10,156,114   $ 39,272,699    $ 31,787,626
Undistributed Net Investment Income/(Accumulated Net Investment Loss)   $   (119,813)   $     26,044   $     (9,924)   $     40,714

*Amount represents less than $1.

The accompanying notes are an integral part of these financial statements.

                                                                                   Global Focus
                                                                        ----------------------------------
Increase/(Decrease) in Net Assets from Operations:                          6/30/02              6/30/01
----------------------------------------------------------------------------------------------------------
Net investment income/(loss) ..........................................     (346,039)            (658,596)
Net realized gain/(loss) on investments ...............................  (15,049,845)         (26,881,741)
Net unrealized appreciation/(depreciation) of investments .............      (61,617)         (11,202,105)
                                                                        ------------        -------------
Increase/(Decrease) in Net Assets Resulting from Operations ...........  (15,457,501)         (38,742,442)

Distributions to Shareholders:
----------------------------------------------------------------------------------------------------------
From net investment income:
    Class R shares ....................................................           --                   --
    Class P shares ....................................................           --                   --
    Class A shares ....................................................           --                   --
    Class B shares ....................................................           --                   --
    Class C shares ....................................................           --                   --
From net realized gains on investments:
    Class R shares ....................................................           --          (17,735,130)
    Class P shares ....................................................           --               (3,656)
                                                                        ------------        -------------
Total Distributions to Shareholders ...................................           --          (17,738,786)

Beneficial Interest Transactions:
----------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6)   (11,608,684)          (6,014,294)
Net lncrease/(Decrease) in Net Assets .................................  (27,066,185)         (62,495,522)

Net Assets:
----------------------------------------------------------------------------------------------------------
Beginning of period ...................................................  $53,363,446          115,858,968
End of Period .........................................................  $26,297,261        $  53,363,446
Undistributed Net Investment Income/(Accumulated Net Investment Loss) .  $   (62,731)       $    (145,621)

                                                                                  Short Duration
                                                                                  Government Bond
                                                                        ----------------------------------
Increase/(Decrease) in Net Assets from Operations:                          6/30/02           6/30/41
----------------------------------------------------------------------------------------------------------
Net investment income/(loss) .........................................     16,066,512        12,045,800
Net realized gain/(loss) on investments ..............................      4,307,902         3,181,288
Net unrealized appreciation/(depreciation) of investments ............      2,451,113         2,727,758
                                                                        -------------     -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ......     22,825,527        17,954,846

Distributions to Shareholders:
----------------------------------------------------------------------------------------------------------
From net investment income:
    Class R shares ...................................................    (17,198,801)               --
    Class P shares ...................................................             --                --
    Class A shares ...................................................       (237,871)               --
    Class B shares ...................................................             --                --
    Class C shares ...................................................             --                --
    Class I shares ...................................................             --                --
From net realized gains on investments:
    Class R shares ...................................................     (4,312,249)      (11,818,627)
    Class P shares ...................................................             --          (227,173)
    Class A shares ...................................................        (63,724)               --
    Class B shares ...................................................             --                --
    Class C shares ...................................................             --                --
    Class I shares ...................................................             --                --
                                                                        -------------     -------------
Total Distributions' to Shareholders .................................    (21,812,645)      (12,045,800)


Beneficial Interest Transactions:
----------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6)    182,674,827        90,119,502
Net Increase/(Decrease) in Net Assets ................................    183,687,709        96,028,548

Net Assets:
----------------------------------------------------------------------------------------------------------
Beginning of period ..................................................    271,994,117       175,965,569
End of Period ........................................................  $ 455,681,826     $ 271,994,117
Undistributed Net Investment Income/(Accumulated Net Investment Loss)   $     (49,390)    $     (48,871)

                                                                                 Global Long-Short
                                                                        -----------------------------------
Increase/(Decrease) in Net Assets from Operators:                            6/30/02             6/30/01
-----------------------------------------------------------------------------------------------------------
Net investment income/(loss) ..........................................      (609,531)          (1,656,943)
Net realized gain/(loss) on investments ...............................   (10,840,267)          18,140,836
Net unrealized appreciation/(depreciation) of investments .............    (3,232,104)        (109,872,890)
                                                                        -------------        -------------
Increase/(Decrease) in Net Assets Resulting from Operations ...........   (14,681,902)         (93,388,897)

Distributions to Shareholders:
-----------------------------------------------------------------------------------------------------------
From net investment income:
    Class R shares ....................................................            --                   --
    Class P shares ....................................................            --                   --
    Class A shares ....................................................            --                   --
    Class B shares ....................................................            --                   --
    Class C shares ....................................................            --                   --
From net realized gains on investments:
    Class R shares ....................................................            --          (79,703,639)
    Class P shares ....................................................            --                   --
                                                                        -------------        -------------
Total Distributions to Shareholders ...................................            --          (79,703,639)

Beneficial Interest Transactions:
-----------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6)    (42,119,873)        (125,089,996)
Net lncrease/(Decrease) in Net Assets .................................   (56,801,775)        (298,182,532

Net Assets:
-----------------------------------------------------------------------------------------------------------
Beginning of period ...................................................   103,378,546          401,561,078
End of Period ......................................................... $  46,576,771        $ 103,378,546
Undistributed Net Investment Income/(Accumulated Net Investment Loss) . $    (501,564)       $    (278,313)

                                                                                    Government
                                                                                   Money Market
                                                                        -------------------------------
Increase/(Decrease) in Net Assets from Operations:                          6/30/02           6/30/02
-------------------------------------------------------------------------------------------------------
Net investment income/(loss) .........................................     14,172,793        52,896,337
Net realized gain/(loss) on investments ..............................        (11,325)          147,990
Net unrealized appreciation/(depreciation) of investments ............             --                --
                                                                        -------------     -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ......     14,161,468        53,044,327

Distributions to Shareholders:
--------------------------------------------------------------------------------------------------------
From net investment income:
    Class R shares ...................................................    (14,315,471)      (52,892,584)
    Class P shares ...................................................             --            (3,752)
    Class A shares ...................................................            (56)               --
    Class B shares ...................................................             --                --
    Class C shares ...................................................             --                --
    Class I shares ...................................................             --                --
From net realized gains on investments:
    Class R shares ...................................................             --                --
    Class P shares ...................................................             --                --
    Class A shares ...................................................             --                --
    Class B shares ...................................................             --                --
    Class C shares ...................................................             --                --
    Class I shares ...................................................             --                --
                                                                        -------------     -------------
Total Distributions' to Shareholders .................................    (14,315,527)      (52,896,336)


Beneficial Interest Transactions:
--------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6)   (534,358,631)      (29,228,975)
Net Increase/(Decrease) in Net Assets ................................   (534,312,690)      (29,080,984)

Net Assets:
--------------------------------------------------------------------------------------------------------
Beginning of period ..................................................    774,203,653       803,284,637
End of Period ........................................................  $ 239,690,963     $ 774,203,653
Undistributed Net Investment Income/(Accumulated Net Investment Loss)   $      38,059     $      32,803

                                                                               Markets Emerging
                                                                        ----------------------------------
Increase/(Decrease) in Net Assets from Operations:                         6/30/02              6/30/01
----------------------------------------------------------------------------------------------------------
Net investment income/(loss) ..........................................       397,026              230,423
Net realized gain/(loss) on investments ...............................   (19,284,196)         (18,100,952)
Net unrealized appreciation/(depreciation) of investments .............    13,593,971          (50,073,945)
                                                                        -------------        -------------
Increase/(Decrease) in Net Assets Resulting from Operations ...........    (5,293,199)         (67,944,474)

Distributions to Shareholders:
----------------------------------------------------------------------------------------------------------
From net investment income:
    Class R shares ....................................................            --                   --
    Class P shares ....................................................            --                   --
    Class A shares ....................................................            --                   --
    Class B shares ....................................................            --                   --
    Class C shares ....................................................            --                   --
From net realized gains on investments:
    Class R shares ....................................................            --                   --
    Class P shares ....................................................            --                   --
                                                                        -------------        -------------
Total Distributions to Shareholders ...................................            --                   --

Beneficial Interest Transactions:
----------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6)    (26,806,297)         (61,908,255)
Net lncrease/(Decrease) in Net Assets .................................   (32,099,496)        (129,852,729)

Net Assets:
----------------------------------------------------------------------------------------------------------
Beginning of period ...................................................   167,182,802          297,035,531
End of Period ......................................................... $ 135,083,306        $ 167,182,802
Undistributed Net Investment Income/(Accumulated Net Investment Loss) . $    (361,298)       $  (1,067,692)


                                    36 & 37

=======================
STATEMENT OF CASH FLOWS
-----------------------

Year Ended June 30, 2002

                                                            Total Return        Short Duration
                                                                Bond           Government Bond
                                                          -------------------------------------
Cash Flows from Operating Activities:
-----------------------------------------------------------------------------------------------
Net investment income ...............................     $     2,245,163      $     16,066,512
Adjustments to reconcile net investment income
to net cash from operating activities:
  Increase/decrease in interest receivable ..........            (173,510)           (1,523,835)
  Increase/decrease in other assets and liabilities .              52,750               116,946
  Increase/decrease in accrued management fee payable               2,517                71,648
  Net amortization discount/premium .................             130,168             3,014,897
                                                          ---------------      ----------------
  Total adjustments .................................              11,925             1,679,656
                                                          ---------------      ----------------
Net Cash from Operating Activities ..................           2,257,088            17,746,168

Cash Flows from Investing Activities:
-----------------------------------------------------------------------------------------------
  Proceeds from sales of investments ................       1,896,672,676        17,650,807,387
  Purchases of securities ...........................      (1,903,513,690)      (17,827,985,650)

Cash used in Investing Activities ...................          (6,841,014)         (177,178,263)

Cash Flows from Financing Activities:
-----------------------------------------------------------------------------------------------
  Proceeds from sales of shares .....................          44,334,975           282,187,371
  Redemption of shares ..............................         (40,402,753)         (122,472,594)
  Distributions paid ................................            (163,294)             (282,682)

Cash from Financing Activities ......................           3,768,928           159,432,095

Net increase/decrease in cash .......................            (814,998)                   --
Cash at beginning of period .........................                  --                    --
                                                          ---------------      ----------------
Cash (Overdraft) at End of Period ...................            (814,998)                   --
Cash paid for Interest ..............................               9,194               965,997


The accompanying notes are an integral part of these financial statements.

                     This page is left intentionally blank.

====================
FINANCIAL HIGHLIGHTS
--------------------

Selected Per-Share Data for the Year or Period Ended:

                                                                     Net Realized   Net Increase/
                                     Net Asset                           and         (Decrease)     Dividends    Distributions
                                      Value -           Net           Unrealized       from          from Net      from Net
                                    Beginning of    Investment      Gain/(Loss) on   Investment     Investment     Realized
                                       Period      Income/(Loss)     Investments     Operations       Income     Capital Gains
--------------------------------------------------------------------------------------------------------------------------------
MID CAP FOCUS FUND (a)
Class A
  Year ended 6/30/02                   $ 6.92         $0.02            $ 0.27          $ 0.29         $(0.03)          --
Class B
  Year ended 6/30/02                     6.92          0.02              0.30            0.32          (0.03)          --
Class C
  Year ended 6/30/02                     6.92          0.02              0.31            0.33          (0.03)          --

U.S. FOCUS FUND (b)
Class A
  Year ended 6/30/02                     6.46         (0.03)            (0.87)          (0.90)            --           --
Class B
  Year ended 6/30/02                     6.46         (0.05)            (0.87)          (0.92)            --           --
Class C
  Year ended 6/30/02                     6.46         (0.03)            (0.87)          (0.90)            --           --

GLOBAL FOCUS FUND (c)
Class A
  Year ended 6/30/02                    10.68         (0.22)            (3.25)          (3.47)            --           --
  Year ended 6/30/01++(e)               22.35         (1.46)            (6.26)          (7.72)            --       $(3.95)
  Year ended 6/30/00++                  21.83         (0.47)             4.10            3.63             --        (3.11)
  Year ended 6/30/99++                  20.68         (0.14)             2.64            2.50          (0.30)       (1.05)
  Year ended 6/30/98++                  19.98          0.09              2.46            2.55             --        (1.85)
Class B
  Year ended 6/30/02                     8.41            --             (0.93)          (0.93)            --           --
Class C
  Year ended 6/30/02                     8.41         (1.24)             0.31           (0.93)            --           --

GLOBAL LONG-SHORT FUND
Class A
  Year ended 6/30/02                    11.14          6.65             (6.90)          (0.25)            --           --
Class B
  Year ended 6/30/02                    11.14         (0.07)            (0.17)          (0.24)            --           --
Class C
  Year ended 6/30/02                    10.02         (0.66)            (0.31)          (0.97)            --           --
  Year ended 6/30/01++                  27.72         (0.15)            (8.43)          (8.58)            --        (9.12)
  Year ended 6/30/00                    18.01         (0.71)            12.41           11.70             --        (1.99)
  Year ended 6/30/99                    15.13         (0.13)             3.01            2.88             --           --
  Year ended 3/31/99++                  11.83         (0.15)             4.55            4.40             --        (1.10)
Class ML
  Year ended 6/30/02                    12.36         (0.64)            (1.46)          (2.10)            --           --
  Year ended 6/30/01++(f)               29.98         (0.20)            (8.30)          (8.50)            --        (9.12)
  Year ended 6/30/00                    19.35         (0.80)            13.42           12.62             --        (1.99)
  Year ended 6/30/99                    16.25         (0.15)             3.25            3.10             --           --
  Year ended 3/31/99++                  12.64         (0.16)             4.87            4.71             --        (1.10)
  Year ended 3/31/98++                  10.00          0.00@             2.64            2.64             --           --


                                                                                Ratio of     Net Investment
                                          Net Asset                          Net Investment  Income/(Loss)
                                           Value-              Net Assets,   Income/(Loss)       Before       Portfolio
                              Total        End of    Total    End of Period    to Average   Deferral of Fees  Turnover
                           Distributions   Period    Return*    (in 000s)      Net Assets      by Manager        Rate
-----------------------------------------------------------------------------------------------------------------------
MID CAP FOCUS FUND (a)
Class A
  Year ended 6/30/02              --        $7.18      3.76%            --        (0.77)%       $ (0.12)          153%
Class B
  Year ended 6/30/02              --         7.21      4.19             --        (1.08)          (0.11)          153
Class C
  Year ended 6/30/02              --         7.22      4.34      $       2        (1.77)          (0.07)          153

U.S. FOCUS FUND (b)
Class A
  Year ended 6/30/02              --         5.56    (13.93)            --        (0.86)          (1.33)          204
Class B
  Year ended 6/30/02              --         5.54    (14.24)            --        (1.29)          (1.35)          204
Class C
  Year ended 6/30/02              --         5.56    (13.93)            --        (0.86)          (1.33)          204

GLOBAL FOCUS FUND (c)
Class A
  Year ended 6/30/02              --         7.21    (32.49)             5        (0.94)          (0.30)          176
  Year ended 6/30/01++(e)     $(3.95)       10.68    (38.59)             9        (1.07)          (1.49)          199
  Year ended 6/30/00++         (3.11)       22.35     16.91             20        (1.99)          (0.66)          181
  Year ended 6/30/99++         (1.35)       21.83     13.46             55        (0.72)          (0.14)          115
  Year ended 6/30/98++         (1.85)       20.68     14.12             52        (0.34)           0.09           151
Class B
  Year ended 6/30/02              --         7.48    (11.06)            --           --           (0.11)          176
Class C
  Year ended 6/30/02              --         7.48    (11.06)            --        (2.04)          (2.29)          176

GLOBAL LONG-SHORT FUND
Class A
  Year ended 6/30/02              --        10.89     (2.24)           144       122.95            6.60           425
Class B
  Year ended 6/30/02              --        10.90     (2.15)           121        (1.45)          (0.03)          425
Class C
  Year ended 6/30/02              --         9.05    (17.65)         1,819        (5.41)          (0.70)          425
  Year ended 6/30/01++         (9.12)       10.02    (40.62)         3,102        (1.51)          (0.15)          143
  Year ended 6/30/00           (1.99)       27.72     65.61          9,927        (2.65)          (0.71)          204
  Year ended 6/30/99              --        18.01     19.37          7,209        (3.07)+         (0.15)           43
  Year ended 3/31/99++         (1.10)       15.13     38.81          6,425        (1.10)          (0.26)          226
Class ML
  Year ended 6/30/02              --        10.26    (17.66)         4,670        (1.80)          (0.68)          425
  Year ended 6/30/01++(f)      (9.12)       12.36    (35.40)         9,304        (1.51)          (0.21)          143
  Year ended 6/30/00           (1.99)       29.98     65.83         23,333        (2.65)          (0.80)          204
  Year ended 6/30/99              --        19.35     19.38         18,704        (3.07)+         (0.16)           43
  Year ended 3/31/99++         (1.10)       16.25     38.88         17,031        (1.10)          (0.28)          226
  Year ended 3/31/98++            --        12.64     26.50             61        (0.10)+         (0.00)@          84

                                           Expense Ratio
                             Expense           Before
                              Ratio       Deferral of Fees    Expense Ratio
                            Including        by Manager,        Excluding
                           Interest and  Including Interest   Interest and
                            Tax Expense    and Tax Expense     Tax Expense
---------------------------------------------------------------------------
MID CAP FOCUS FUND (a)
Class A
  Year ended 6/30/02            0.29%           7.33%               1.40%
Class B
  Year ended 6/30/02              --              --                2.15
Class C
  Year ended 6/30/02              --              --                2.15

U.S. FOCUS FUND (b)
Class A
  Year ended 6/30/02              --            8.70                1.25
Class B
  Year ended 6/30/02              --            7.70                2.00
Class C
  Year ended 6/30/02              --            7.41                2.00

GLOBAL FOCUS FUND (c)
Class A
  Year ended 6/30/02            1.78            2.54                1.77
  Year ended 6/30/01++(e)       2.07            2.25                2.05
  Year ended 6/30/00++          2.94            2.97                2.01
  Year ended 6/30/99++          2.01            2.01                1.98
  Year ended 6/30/98++          2.06            2.06                2.05
Class B
  Year ended 6/30/02            0.45            0.45                0.45
Class C
  Year ended 6/30/02            2.09            3.23                2.09

GLOBAL LONG-SHORT FUND
Class A
  Year ended 6/30/02            2.26            2.26                1.95
Class B
  Year ended 6/30/02            2.86            2.86                2.74
Class C
  Year ended 6/30/02            3.33            3.71                3.28
  Year ended 6/30/01++          3.82            3.82                3.04
  Year ended 6/30/00            4.67            4.67                2.82
  Year ended 6/30/99            4.93+           5.36+               3.10+
  Year ended 3/31/99++          4.15            4.54                3.10
Class ML
  Year ended 6/30/02            3.33            3.72                3.26
  Year ended 6/30/01++(f)       3.82            3.82                3.04
  Year ended 6/30/00            4.67            4.67                2.82
  Year ended 6/30/99            4.93+           5.36+               3.10+
  Year ended 3/31/99++          4.15            4.54                3.10
  Year ended 3/31/98++          3.53+           5.94+               3.10+

                   Please refer to page 44 for endnotes to Financial Highlights.


The accompanying notes are an integral part of these financial statements.

                                   40 and 41

====================
FINANCIAL HIGHLIGHTS
--------------------

Selected Per Share Data for the Year or Period Ended:

                                                                     Net Realized   Net Increase/
                                     Net Asset                           and         (Decrease)     Dividends    Distributions
                                      Value -           Net           Unrealized       from          from Net      from Net
                                    Beginning of    Investment      Gain/(Loss) on   Investment     Investment     Realized
                                       Period      Income/(Loss)     Investments     Operations       Income     Capital Gains
--------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND (i)
Class A
  Year ended 6/30/02                    $ 8.71        $ 0.02          $(0.33)          $(0.31)             --          --
  Year ended 6/30/01++                   11.79         (0.19)          (2.89)           (3.08)             --          --
  Year ended 6/30/00++                   10.05         (0.20)           1.94             1.74              --          --
  Year ended 6/30/99                      9.74          0.00@           0.31             0.31              --          --
  Year ended 6/30/98                     16.77          0.03           (6.61)           (6.58)         $(0.12)     $(0.33)
Class B
  Year ended 6/30/02                      7.22          0.11            1.37             1.48              --          --
Class C
  Year ended 6/30/02                      7.22         (0.01)           1.42             1.41              --          --

EMERGING MARKETS FOCUS FUND (e)
Class A
  Year ended 6/30/02                     11.37          0.29            2.94             3.23           (0.10)         --
Class B
  Year ended 6/30/02                     11.37          0.08            3.17             3.25           (0.10)         --
Class C
  Year ended 6/30/02                     11.37          0.05            3.16             3.21           (0.10)         --

TOTAL RETURN BOND FUND
Class A
  Year ended 6/30/02                     12.45          0.32           (0.06)            0.26           (0.32)      (0.22)
Class B
  Year ended 6/30/02                     12.45          0.23           (0.05)            0.18           (0.23)      (0.22)
Class C
  Year ended 6/30/02                     12.45          0.25           (0.11)           (0.14)          (0.25)      (0.22)
Class I
  Year ended 6/30/02                     12.45          0.47           (0.25)            0.22           (0.48)      (0.22)

SHORT DURATION GOVERNMENT BOND FUND
Class A
  Year ended 6/30/02                     10.19          0.43            0.22             0.65           (0.47)      (0.13)
  Year ended 6/30/01++                    9.88          0.55            0.31             0.86           (0.55)         --
  Year ended 6/30/00                     10.03          0.56           (0.15)            0.41           (0.56)         --
  Year ended 6/30/99                     10.15          0.41           (0.06)            0.35           (0.42)      (0.05)
  Year ended 6/30/98                      9.99          0.61            0.12             0.73           (0.57)         --
Class B
  Year ended 6/30/02                     10.22            --            0.03             0.03              --          --
Class C
  Year ended 6/30/02                     10.22            --            0.03             0.03              --          --

GOVERNMENT MONEY MARKET FUND
Class A
  Year ended 6/30/02                      1.00         0.025           0.000ss.         0.025          (0.025)         --
  Year ended 6/30/01++                    1.00         0.054           0.000ss.         0.054          (0.054)         --
  Year ended 6/30/00                      1.00         0.051           0.000ss.         0.051          (0.051)         --
  Year ended 6/30/99                      1.00         0.045           0.000ss.         0.045          (0.045)         --
  Year ended 6/30/98                      1.00         0.049           0.000ss.         0.049          (0.049)         --
Class B
  Year ended 6/30/02                      1.00            --           0.000ss.            --              --          --
Class C
  Year ended 6/30/02                      1.00            --           0.000ss.            --              --          --

                                                                                                        Net
                                                                                      Ratio of      Investment
                                                Net Asset                          Net Investment  Income/(Loss)
                                                 Value-              Net Assets,   Income/(Loss)       Before       Portfolio
                                    Total        End of    Total    End of Period    to Average   Deferral of Fees  Turnover
                                 Distributions   Period    Return*    (in 000s)      Net Assets      by Manager        Rate
-----------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND (i)
Class A
  Year ended 6/30/02                    --        $ 8.40    (3.56)%      $  438          0.02%       $(0.07)             95%
  Year ended 6/30/01++                  --          8.71   (26.12)          235         (1.84)        (0.24)             97
  Year ended 6/30/00++                  --         11.79    17.43         6,531         (1.72)        (0.21)            113
  Year ended 6/30/99                    --         10.05     3.08           520         (0.24)         0.01              86
  Year ended 6/30/98                $(0.45)         9.74   (39.75)          413          0.30          0.03              97
Class B
  Year ended 6/30/02                    --          8.70    20.50            --          0.27         (0.11)             95
Class C
  Year ended 6/30/02                    --          8.63    19.53            24         (0.23)        (0.06)             95

EMERGING MARKETS FOCUS FUND (e)
Class A
  Year ended 6/30/02                 (0.10)        14.50    28.57            23          0.43          0.08             206
Class B
  Year ended 6/30/02                 (0.10)        14.52    28.65            11          0.10         (0.08)            206
Class C
  Year ended 6/30/02                 (0.10)        14.48    28.39            13          0.10         (0.43)            206

TOTAL RETURN BOND FUND
Class A
  Year ended 6/30/02                 (0.54)        12.17     2.21           117          5.78          0.16             193
Class B
  Year ended 6/30/02                 (0.45)        12.18     1.52            87          4.93          0.22             193
Class C
  Year ended 6/30/02                 (0.47)        12.12     1.12            27          5.14          0.24             193
Class I
  Year ended 6/30/02                 (0.70)        11.97     1.90           202          5.99         (2.20)            193

SHORT DURATION GOVERNMENT BOND FUND
Class A
  Year ended 6/30/02                 (0.60)        10.24     6.45         6,034          4.16          0.36             400
  Year ended 6/30/01++               (0.55)        10.19     8.93         4,550          5.43          0.48             245
  Year ended 6/30/00                 (0.56)         9.88     4.18         4,087          5.60          0.54             188
  Year ended 6/30/99                 (0.47)        10.03     4.47         3,887          4.96          0.37             199
  Year ended 6/30/98                 (0.57)        10.15     7.34             3          5.58          0.55             502
Class B
  Year ended 6/30/02                    --         10.25     0.29            --            --            --             400
Class C
  Year ended 6/30/02                    --         10.25     0.29            --            --            --             400

GOVERNMENT MONEY MARKET FUND
Class A
  Year ended 6/30/02                (0.025)         1.00     2.56             1          1.25         0.022             N/A
  Year ended 6/30/01++              (0.054)         1.00     5.56             1          5.76         0.054             N/A
  Year ended 6/30/00                (0.051)         1.00     5.19         8,653          5.53         0.051             N/A
  Year ended 6/30/99                (0.045)         1.00     4.54             1          4.52         0.045             N/A
  Year ended 6/30/98                (0.049)         1.00     5.00            --          4.90         0.049             N/A
Class B
  Year ended 6/30/02                    --          1.00       --            --            --            --             N/A
Class C
  Year ended 6/30/02                    --          1.00       --            --            --            --             N/A

                                                   Expense Ratio
                                     Expense           Before
                                      Ratio       Deferral of Fees    Expense Ratio
                                    Including        by Manager,        Excluding
                                   Interest and  Including Interest   Interest and
                                    Tax Expense    and Tax Expense     Tax Expense
-----------------------------------------------------------------------------------
EMERGING MARKETS FUND (i)
Class A
  Year ended 6/30/02                  2.08%            2.95%               2.02%
  Year ended 6/30/01++                2.23             2.71                2.15
  Year ended 6/30/00++                2.58             2.74                2.19
  Year ended 6/30/99                  2.30             2.40                2.15
  Year ended 6/30/98                  1.90             1.90                1.85
Class B
  Year ended 6/30/02                  0.18             1.04                0.18
Class C
  Year ended 6/30/02                  2.53             3.40                2.44

EMERGING MARKETS FOCUS FUND (e)
Class A
  Year ended 6/30/02                  2.20             5.27                2.13
Class B
  Year ended 6/30/02                  2.31             5.38                2.21
Class C
  Year ended 6/30/02                  3.44             6.51                3.31

TOTAL RETURN BOND FUND
Class A
  Year ended 6/30/02                  0.96             1.95                0.89
Class B
  Year ended 6/30/02                  0.83             1.94                0.78
Class C
  Year ended 6/30/02                  0.95             1.93                0.89
Class I
  Year ended 6/30/02                  0.47             1.71                0.42

SHORT DURATION GOVERNMENT BOND FUND
Class A
  Year ended 6/30/02                  1.12             1.78                0.85
  Year ended 6/30/01++                1.91             2.70                0.85
  Year ended 6/30/00                  1.36             1.86                0.88
  Year ended 6/30/99                  1.60             2.10                0.87
  Year ended 6/30/98                  1.40             1.98                0.53
Class B
  Year ended 6/30/02                    --             0.45                  --
Class C
  Year ended 6/30/02                    --             0.45                  --

GOVERNMENT MONEY MARKET FUND
Class A
  Year ended 6/30/02                  0.65             0.68                0.65
  Year ended 6/30/01++                0.70             0.70                0.70
  Year ended 6/30/00                  0.72             0.72                0.72
  Year ended 6/30/99                  0.75             0.75                0.75
  Year ended 6/30/98                  0.78             0.73                0.78
Class B
  Year ended 6/30/02                    --               --                  --
Class C
  Year ended 6/30/02                    --               --                  --

                   Please refer to page 44 for endnotes to Financial Highlights.

The accompanying notes are an integral part of these financial statements.


                                   42 and 43

================================
ENDNOTES TO FINANCIAL HIGHLIGHTS
--------------------------------

(a) The Montgomery Mid Cap Focus Fund was formerly named the Montgomery Mid Cap 20 Portfolio.
(b) The Montgomery U.S. Focus Fund was formerly named the Montgomery U.S. Select 20 Portfolio.
(c) The Montgomery Global Focus Fund was formerly named the Montgomery Global 20 Portfolio.
(d) The Montgomery Emerging Markets Focus Fund was formerly named the Montgomery Emerging Markets 20 Portfolio.
(e) The Montgomery Global Focus Fund's Class P shares were issued in exchange for Class A shares on October 31, 2001.
(f) The Montgomery Global Long-Short Fund's Class B shares were issued in exchange for Class ML shares on October 31, 2001.
(g) The Montgomery Emerging Markets Fund's Class P shares were issued in exchange for Class A shares on October 31, 2001.
+      Annualized.
*      Total return represents aggregate total return for the periods indicated.
++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.
@      Amount represents less than $0.01 per share.


The accompanying notes are an integral part of these financial statements.

                                                   =============================
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

The Montgomery Funds and The Montgomery Funds II (individually, the "Trust" and, collectively, the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. As of June 30, 2002, the Trusts had 17 publicly offered series (individually, a "Fund" and, collectively, the "Funds"). The Montgomery Funds includes the following: Montgomery Growth Fund; Montgomery Mid Cap Fund; Montgomery Mid Cap Focus Fund; Montgomery Small Cap Fund; Montgomery U.S. Focus Fund; Montgomery International Growth Fund; Montgomery Global Opportunities Fund; Montgomery Global Focus Fund; Montgomery Global Tech, Telecom and Media Fund (formerly Montgomery Global Communications Fund); Montgomery Emerging Markets Fund; Montgomery Total Return Bond Fund; Montgomery Short Duration Government Bond Fund and Montgomery Government Money Market Fund. The Montgomery Funds II includes the following: Montgomery Global Long-Short Fund, Montgomery Emerging Markets Focus Fund, Montgomery Institutional Series: Emerging Markets Portfolio and Montgomery Institutional Series: International Growth Portfolio.

The Montgomery Funds is organized as a Massachusetts business trust and commenced operations on May 10, 1990. The Montgomery Funds II is organized as a Delaware business trust and commenced operations on September 8, 1993.

The Trusts offer up to seven different classes of shares for certain Funds--Class R shares, Class P shares, Class A shares, Class B shares, Class C shares, Class ML shares and Class I shares. The classes are identical except for differences in their sales charge structures, ongoing service and distribution charges, and certain transfer agency and related expenses. All classes of shares have equal voting privileges, except that shareholders of a class have exclusive voting rights with respect to matters related solely to that class. The Financial Highlights of the Class R and P shares are presented under separate covers.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a. Portfolio Valuation

Portfolio securities, including short sales, are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale and in the case of fixed-income securities, the mean between the closing bid and ask prices. Securities traded on the over-the-counter market or on the Nasdaq national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on their respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates.

For the Montgomery Government Money Market Fund, portfolio securities are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their resale) are valued at fair value as determined in good faith by or under the supervision of the Trusts' officers in accordance with methods authorized by the Trusts' Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. Foreign Currency

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

c. Forward Foreign-Currency Exchange Contracts

The Funds typically do not hedge against movements in currency exchange rates. In certain limited circumstances, however, certain Funds may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/(loss) is recorded daily.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, a Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are reflected along with the net realized gain/(loss) and unrealized appreciation/(depreciation) from investments and securities sold short.

d. Repurchase Agreements

Each Fund may engage in repurchase agreements either individually or jointly through a joint repurchase account with other series of the Trusts pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, a Fund takes possession of a debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligation at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral debt obligations, including the risk of a possible decline in the value of the underlying debt obligations during the period the Fund seeks to assert its rights. The Funds' Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements, to evaluate potential risks. The Funds may also participate on an individual or a joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

e. Dollar Roll Transactions

The Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund and Montgomery Government Money Market Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Fund of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Fund exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the similar securities.

=============================
NOTES TO FINANCIAL STATEMENTS
-----------------------------

f. Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreement transactions with member banks on the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement involves a sale by a Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Additionally, in the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the broker, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Each Fund establishes a segregated account with its custodian in which the Fund maintains cash, U.S. government securities or other high-grade liquid debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

g. Futures Contracts

Except to the extent used by the Montgomery Global Long-Short Fund, the Funds typically do not hedge against movements in interest rates, securities prices or currency exchange rates. The Funds (except the Montgomery Government Money Market Fund) may, however, enter into futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the custodian on behalf of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as a realized gain/(loss) in the Statement of Operations.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

h. Equity Swaps

The Montgomery Mid Cap Focus Fund, Montgomery U.S. Focus Fund, Montgomery Global Focus Fund and Montgomery Emerging Markets Fund may enter into equity swap agreements to participate in foreign markets not currently accessible to those Funds. Pursuant to these agreements, a Fund pays a swap fee in cash, which is equal to a fixed percentage of the cost for the underlying security (the "notional amount"). Additionally, the Fund will make periodic payments to the swap counterparty equal to any capital depreciation on the underlying security, plus a floating-rate payment based on the notional amount and the six-month LIBOR rate. The swap counterparty will make periodic payments to the Fund equal to any capital appreciation and any dividends received on the underlying security. During the terms of the agreements, changes in the underlying value of the swaps are recorded as unrealized gains or losses and are based on changes in the value of the underlying security. Amounts received from/(paid to) the swap counterparty representing capital appreciation/(depreciation) are recorded as a realized gain/(loss), whereas dividends on the underlying security are recorded when received. The Fund is exposed to credit risk in the event of non-performance by the swap counterparty.

i. Short Sales/Forward Commitments

The Funds may enter into short sales and forward commitments. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it on the open market at a later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will typically realize a gain if the security declines in value between those dates. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date.

A Fund engaging in short sales maintains as collateral cash or liquid debt and equity securities sufficient to fully collateralize its obligation on the short position. Interest received on collateral is included in interest income in the Statement of Operations.

Forward commitments are obligations to buy or sell investments to settle on future dates. These commitments are reported at market values in the financial statements. Credit risk exists on these commitments to the extent of the unrealized gain on the underlying securities purchased and any unrealized losses on the underlying securities sold.

Market risk exists to the extent as if the securities were owned on a settled basis, and gains/(losses) are recorded and reported in the same manner. During the commitment period, these investments earn no interest or dividends. At June 30, 2002, there were no forward commitments outstanding.

j. Options

The Funds (except the Montgomery Government Money Market Fund) may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by a Fund if the option is exercised.

If a Fund writes an option and the option expires unexercised, the Fund will realize a capital gain to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option, it will recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If a Fund purchases an option and allows the option to expire, it will realize a loss to the extent of the premium paid. If the Fund elects to close out the option, it will recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by a Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing a Fund's obligation under an exchange-traded written option or investment in the purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and ask prices or at the most recent ask price (bid for purchased options) if no bid and ask prices on that day are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations.

When a Fund writes a covered call option, the Fund forgoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When a Fund writes a put option, it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. A Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into options contracts, including the risk that an illiquid secondary market will limit a Fund's ability to close out an option contract prior to the expiration date, and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

k. Securities Lending

All Funds, except the Montgomery Global Long-Short Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund and Montgomery Government Money Market Fund, may lend investment securities to investors who borrow securities to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline

                                                   =============================
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

The Fund receives cash as collateral in an amount equal to or exceeding 100 of the current market value of the loaned securities. Any cash received as collateral is invested in short-term investments by the securities lending agent in accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Fund, and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 25 is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations as securities lending income.

l. Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis (date the order to buy or sell is executed). Interest income is accrued daily and includes amortization of premium and accretion of discount on investments. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the ex-dividend date. Each of the multi-class Funds' investment income and realized and unrealized gains and losses are allocated daily among the Funds' classes based on the relative net assets of each class of shares.

m. Federal Income Taxes

Each Fund has elected and qualified, and it is the intention of each Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable and tax-exempt income to shareholders sufficient to relieve each Fund of all or substantially all federal income and excise taxes. Therefore, no provisions for federal income taxes and excise taxes have been made.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based on the current interpretation of existing tax rules and regulations in the markets in which they invest.

n. Cash

Cash, as used in the Statements of Cash Flows, is the amount reported in the Statements of Assets and Liabilities, including amounts held at brokers. The Funds issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statements of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion of income and amortization of premiums recognized on investment securities.

o. Expenses

General expenses of the Trusts are allocated to the relevant Funds based on relative net assets or by another reasonable method. Operating expenses directly attributable to a Fund or a class of shares are charged to that Fund's or class's operations. Expenses of each Fund not directly attributable to the operations of any Fund or class of shares are prorated among the classes based on the relative average net assets, or by another reasonable method, of each Fund or class of shares.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER CONTRACTUAL
COMMITMENTS:

a. Montgomery Asset Management, LLC, is the Funds' manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to Investment Management Agreements and Administrative Agreements (collectively, the "Agreements") between the Manager and the Trusts with respect to each Fund, the Manager provides each Fund with advice on buying and selling securities, manages the investments of each Fund including the placement of orders for portfolio transactions, furnishes each Fund with office space and certain administrative services, and provides the personnel needed by the Trusts with respect to the Manager's responsibilities under the Agreements.

Under Operating Expense Agreements with each Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep each Fund's or class's annual operating expenses, exclusive of Rule 12b-1 fees, dividend expense, interest, brokerage fees, extraordinary expenses and taxes, at or below the percentages of each class's average net assets as listed in the following table. Any reductions or absorptions made to a Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

The Operating Expense Agreements have a one-year term, extendable for an additional year at the end of each fiscal year.

The Manager has reimbursed the Montgomery Global Long-Short Fund $338,944 to compensate for a transaction loss on an investment due to a trading error.

As compensation, each Fund accrues a daily management and administration fee (paid weekly or monthly) based on its average daily net assets. The following effective management fee annual rates include current-year accrued fees and recoupment of prior-year deferrals, but do not include the effect of current-year fee deferrals. The Manager has recouped previously deferred fees during the year ended June 30, 2002. These amounts have been included with current annual management fees in the Statements of Operations and are part of the effective management fee shown. Also included in other expenses are absorbed expenses recouped from the previous year. For the year ended June 30, 2002, the Manager has recouped management fees and other expenses, deferred fees and/or absorbed expenses, and deferred management fees and absorbed expenses, including class specific expenses, subject to recoupment as listed in the following table.

                                                                                                    Deferred
                                                                                                   Management
                                                                                                    Fees and
                                                                                                    Absorbed
                Contractual   Effective                  Management  Absorbed                       Expenses
                Management   Management  Administration     Fees     Expenses  Deferred  Absorbed  Subject to
Fund                Fee          Fee           Fee        Recouped   Recouped    Fees    Expenses  Recoupment
-------------------------------------------------------------------------------------------------------------
Mid Cap Focus      1.00%        1.00%         0.07%          --       $23,201   $16,557  $100,000   $140,880
U.S. Focus         1.00         1.00          0.07           --        19,492    13,839   242,191    576,722

=============================
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                                                                                                                      Deferred
                                                                                                                     Management
                                                                                                                      Fees and
                                                                                                                      Absorbed
                               Contractual   Effective                  Management  Absorbed                          Expenses
                               Management   Management  Administration     Fees     Expenses  Deferred    Absorbed   Subject to
Fund                               Fee          Fee           Fee        Recouped   Recouped    Fees      Expenses   Recoupment
--------------------------------------------------------------------------------------------------------------------------------
Global Focus .................... 1.25%        1.91%         0.07%      $  138,419      --    $  314,903      --     $  314,903
Global Long-Short ............... 1.50         1.50          0.07            --         --       252,074  $ 81,568      333,642
Emerging Markets ................ 1.25         1.93          0.07        1,006,068      --     1,281,887      --      1,281,887
Emerging Markets Focus .......... 1.10         1.10          0.07            --     $182,115     116,076   192,833      539,554
Total Return Bond ............... 0.30         0.83          0.25          190,268      --       308,301    21,964      330,265
Short Duration Government Bond .. 0.50         0.80          0.05        1,115,295      --     1,893,033      --      1,893,033
Government Money Market ......... 0.30         0.32          0.05            --         --       201,818      --        201,818

On June 30, 2002, the expense limitation for each Fund by class is listed in the table below.

Fund                               Class R    Class P    Class A    Class B    Class C
--------------------------------------------------------------------------------------
Mid Cap Focus ...................   1.40%        --       1.40%      2.15%      2.15%
U.S. Focus ......................   1.40         --       1.25       2.00       2.00
Global Focus ....................   1.80         --       1.60       2.35       2.35
Global Long-Short ...............   2.35         --       2.60       3.35       3.35
Emerging Markets ................   1.90         --       2.05       2.80       2.80
Emerging Markets Focus ..........   1.60         --       2.05       2.80       2.80
Total Return Bond ...............   0.70         --       0.90       1.65       1.65
Short Duration Government Bond ..   0.60       0.85%      0.90       1.65       1.65
Government Money Market .........   0.60       0.85       0.85       1.10       1.10

On June 30, 2002, the expense limitation for the Global Long-Short Fund - Class ML was 3.35, and the expense limitation for the Total Return Bond Fund - Class I was 0.42. Expense limitations are exclusive of rule 12b-1 fees but include shareholder servicing fees.

b. Certain officers and Trustees of the Trusts are, with respect to the Trusts' Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive a retainer totaling $65,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all Trusts advised by the Manager ($41,500 of which will be allocated to The Montgomery Funds and $17,500 to The Montgomery Funds II). As of January 1, 2002, the allocation to The Montgomery Funds was reduced to $36,500.

Each Trustee who is not an affiliated person may elect to participate in the Trustees' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Trustees may elect to defer payment of a percentage or all of their total fees earned as a Trustee of the Trusts. These deferred portions are treated, based on an election by the Trustee, as though they were invested in certain Funds' shares, as defined under the Compensation Plan. The deferred Trustees' fees are adjusted for the market fluctuation of the elected Funds' shares. The deferred fees payable under the Compensation Plan at June 30, 2002, are included in Trustees' fees and expenses payable for the applicable Funds in the Statements of Assets and Liabilities.

c. Certain Funds are parties to agreements with financial intermediaries and recordkeepers related to the Funds' participation in various purchase, marketplace and retirement programs. The Funds that participate in the programs make payments to the financial intermediaries and recordkeepers for certain services provided to shareholders who own shares of the Funds through such programs. These fees are paid to shareholder servicing and recordkeeping and are reflected in the Funds' financial statements as "servicing fees." The Manager, out of its own resources, may make additional payments to financial intermediaries and recordkeepers in connection with the Funds' participation in these programs.

3. SHARE MARKETING PLAN:

Class P, Class A, Class B, Class C and Class ML shares of each Fund have adopted a Share Marketing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). Pursuant to the Rule, the Trusts' Board of Trustees has approved, and each Fund has entered into, the Plan with Funds Distributor, Inc., the Funds' distributor (the "Distributor"), as the distribution coordinator for the affected classes. Under the Plan each Fund will pay distribution fees to the Distributor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to its Class P and Class A shares, and up to 0.75% of its aggregate average daily net assets attributable to its Class B, Class C and Class ML shares to reimburse the Distributor for its distribution costs with respect to that class (the "Class").

The Plan provides that the Distributor may use the distribution fees received from the Class to pay for distribution expenses of that Class, including, but not limited to: (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to the Manager or any other broker-dealer or financial institution that engages in the distribution of that Class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that Class. Distribution fees may also be used for: (i) marketing and promotional activities, including, but not limited to, direct-mail promotions and television, radio, newspaper, magazine and other mass media advertising for that Class; (ii) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective investors in that Class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Funds and that Class; and (iv) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable with respect to the distribution of that Class. Distribution fees are accrued daily, paid monthly and charged as expenses of the Class P, Class A, Class B, Class C and Class ML shares.

4. SECURITIES TRANSACTIONS:

a. The aggregate amounts of purchases and sales of long-term securities, excluding long-term U.S. government securities, during the year ended June 30, 2002, were as follows:

Fund                                          Purchases                 Sales
--------------------------------------------------------------------------------
Mid Cap Focus ...........................   $  2,105,094            $  2,315,292
U.S. Focus ..............................      2,719,969               3,131,783
Global Focus ............................     62,753,167              74,433,166
Global Long-Short .......................    260,335,348             289,183,089
Emerging Markets ........................    137,074,035             159,819,195

=============================
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Fund                                             Purchases             Sales
--------------------------------------------------------------------------------
Emerging Markets Focus .................      $   30,799,552      $   20,403,956
Total Return Bond ......................         375,898,664         371,320,701
Short Duration Government Bond .........       1,149,200,917       1,034,858,511

The aggregate amounts of purchases and sales of long-term U.S. government securities during the year ended June 30, 2002, were as follows:

Fund                                               Purchases            Sales
--------------------------------------------------------------------------------
Total Return Bond ........................       $  9,505,640       $  9,426,646
Short Duration Government Bond ...........        666,162,464        571,994,430

b. Information regarding dollar roll transactions was as follows:

                                                                                                   Average
                                     Maximum         Principal         Average         Average      Amount
                                      Amount          Amount           Amount          Shares      per Share
                                    Outstanding     Outstanding      Outstanding     Outstanding  Outstanding     Fee
                                      During           as of           During          During       During       Income
Fund                                the Period        6/30/02        the Period      the Period    the Period    Earned
------------------------------------------------------------------------------------------------------------------------
Total Return Bond ..............    $23,821,967      $5,561,533      $9,599,995       3,510,872      $2.73      $246,517
Short Duration Government Bond..     28,841,032              --       4,432,622      36,632,997       0.12        88,914

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the year ended June 30, 2002.

c. Information regarding reverse repurchase agreements was as follows:

                                                                                        Average
                                      Maximum          Average          Average         Amount
                                       Amount           Amount           Shares        per Share
                                     Outstanding      Outstanding      Outstanding     Outstanding    Average
                                       During           During           During          During       Interest     Interest
Fund                                 the Period       the Period       the Period      the Period       Rate       Expense
---------------------------------------------------------------------------------------------------------------------------
Total Return Bond ..............    $  3,227,925      $   531,912       3,510,872        $0.15          1.54%      $  7,939
Short Duration Government Bond..     118,482,500       55,985,386      36,632,997         1.53          1.92        964,591

The average amount outstanding during the year was calculated by totaling amounts outstanding at the end of each day and dividing the sum by the number of days in the year ended June 30, 2002.

d. The schedule of forward foreign-currency exchange contracts at June 30, 2002, was as follows:

                                                                                                              Net Unrealized
                   Foreign-Currency                                                       In Exchange         Appreciation/
Fund                    Amount                                     Settlement Date         for ($US)          (Depreciation)
----------------------------------------------------------------------------------------------------------------------------
Global Focus:
Forward Foreign-Currency Exchange Contracts to Receive
                           236,823      European Union Euro            07/03/02            $  233,651           $ (2,760)
                        79,210,461      Japanese Yen                   07/03/02               661,086             (7,667)
                                                                                           ----------           --------
                                                  Total                                    $  894,737           $(10,427)
                                                                                           ==========           ========
Global Long-Short:
Forward Foreign-Currency Exchange Contracts to Receive
                         1,538,446      Japanese Yen                   07/03/02            $   12,840           $     19
                           541,302      Norwegian Krone                07/03/02                71,951               (583)
                                                                                           ----------           --------
                                                  Total                                    $   84,791           $   (564)
                                                                                           ==========           ========
Forward Foreign-Currency Exchange Contracts to Deliver
                       131,238,521      Japanese Yen                   07/02/02            $1,095,252             12,714
                                                                                                                --------
                                                  Net Unrealized Appreciation                                   $ 12,150
                                                                                                                ========
Emerging Markets:
Forward Foreign-Currency Exchange Contracts to Deliver
                           143,635      Brazilian Real                 07/01/02            $   50,844           $   (481)
                   610,199,789,400      Turkish Lira                   07/01/02               384,863             (3,964)
                                                                                           ----------           --------
                                                  Total                                    $  435,707           $ (4,445)
                                                                                           ==========           ========
Emerging Markets Focus:
Forward Foreign-Currency Exchange Contracts to Receive
                         9,210,488      South African Rand             07/03/02            $  888,034           $ (7,492)
                                                                                           ==========           ========

=============================
NOTES TO FINANCIAL STATEMENTS
-----------------------------

e. Under an unsecured Revolving Credit Agreement with Bank of America N.A. and Credit Lyonnaise, each of the Funds of The Montgomery Funds and The Montgomery Funds II (except the Montgomery Global Long-Short Fund) may borrow (consistent with applicable law and its investment policies) up to 10 of its net asset value (or such lower limit applicable to such Fund), provided the aggregate funds borrowed do not exceed $75,000,000 per lender. Beginning December 17, 2001, the unsecured Revolving Credit Agreement was replaced with an unsecured Revolving Credit Agreement with J.P. Morgan Chase Bank, allowing each of the Funds to borrow up to 10 of its net asset value, provided the aggregate credit line balance does not exceed $60,000,000.

The Montgomery Global Long-Short Fund maintained its own revolving line of credit with Bank of America N.A., Credit Lyonnaise, Union Bank of California and National Bank of Australia in the amounts of $32,500,000, $25,000,000, $25,000,000 and $27,500,000, respectively, not to exceed $100,000,000 in the aggregate. Beginning December 17, 2001, the line of credit was reduced to not exceed $50,000,000. On April 17, 2002, the line of credit was reduced to $20,000,000 and maintained with Union Bank.

For the year ended June 30, 2002, borrowings by the Funds under the agreement were as follows:

                         Amount Outstanding  Average Amount      Maximum          Average       Average     Average Debt
Fund                        at 6/30/02        Outstanding    Debt Outstanding  Interest Rate     Shares       per Share
------------------------------------------------------------------------------------------------------------------------
Emerging Markets .......    $3,000,000         $254,421         $3,000,000          2.29%      17,316,482      $0.01
Emerging Markets Focus..            --            9,589            500,000          2.33          786,684       0.01

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the year ended June 30, 2002.

f. At June 30, 2002, the following Fund had futures contracts open:

                                         Number    Aggregate                Unrealized
                                           of      Face Value  Expiration  Appreciation/
Fund                                    Contracts  in (000s)      Date     (Depreciation)
-----------------------------------------------------------------------------------------
Global Long-Short:
Purchases:
Hang Seng Index ........................   6         $408       07/01/02       $ (5)
S&P 500 Index ..........................   4          990       09/01/02        (22)
                                                                               ----
                                           Net Unrealized Depreciation         $(27)
                                                                               ====

5. FOREIGN SECURITIES:

Certain Funds may purchase securities on foreign security exchanges. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include, among others, revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

6. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trusts have authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Because the Montgomery Government Money Market Fund is a money market fund, and money market funds sell shares, issue shares for reinvestment of dividends and redeem shares normally at a constant net asset value of $1 per share, the numbers of shares represented by such sales, reinvestments and redemptions are the same as the dollar amounts shown for such transactions. Effective July 1, 2000, each Fund of The Montgomery Funds and The Montgomery Funds II (except Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund and Montgomery Government Money Market Fund) deducts a redemption fee of 2 from the net proceeds of shares redeemed (or exchanged) within three months of purchase. The fee is intended to compensate each Fund for the increased expenses to longer-term shareholders and the disruptive effect on that Fund's portfolio caused by short-term investments and is included in additional paid-in capital in the Statements of Assets and Liabilities. Class A shares are sold with a front-end sales charge of up to 5.75 for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge (CDSC) of 1. Class B shares are currently sold with a contingent deferred sales charge which declines from 5 to zero, depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a CDSC of 1 on redemptions made within the first year after purchase.

                                            Shares                                                  Dollars
                        -----------------------------------------------   ----------------------------------------------------------
                                  Issued as                                            Issued as
                                 Reinvestment             Net Increase/               Reinvestment                     Net Increase/
                          Sold   of Dividends  Redeemed    (Decrease)        Sold     of Dividends     Redeemed         (Decrease)
                        -------  ------------  --------   -------------   ----------  ------------   -----------       -------------
MID CAP FOCUS FUND
R Shares
Year ended 6/30/02       14,257      658       (126,027)   (111,112)      $  107,483      $5,272     $  (931,140)      $  (818,385)
Year ended 6/30/01      419,434      742       (132,164)    288,012        4,101,139       7,013      (1,076,058)        3,032,094
A Shares
Year ended 6/30/02           13       --             --          13               96          --              --                96
Year ended 6/30/01           --       --             --          --               --          --              --                --

                                                   =============================
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                                                 Shares                                              Dollars
                              ------------------------------------------------  ----------------------------------------------------
                                         Issued as                                          Issued as
                                        Reinvestment             Net Increase/             Reinvestment               Net Increase/
                               Sold     of Dividends   Redeemed   (Decrease)     Sold      of Dividends   Redeemed     (Decrease)
                             ---------  ------------   --------  ------------   -------    ------------  ----------   -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST - continued
B Shares
Year ended 6/30/02 ........         13         --           --           13   $        96          --            --   $          96
Year ended 6/30/01 ........         --         --           --           --            --          --            --              --
C Shares
Year ended 6/30/02 ........        297         --           --          297         2,077          --            --           2,077
Year ended 6/30/01 ........         --         --           --           --            --          --            --              --

U.S. FOCUS FUND
R Shares
Year ended 6/30/02 ........     37,332         --      (99,663)     (62,331)      240,542          --      (666,742)       (426,200)
Year ended 6/30/01 ........    283,390     12,439     (346,867)     (51,038)    3,076,977     123,392    (3,439,789)       (239,420)
A Shares
Year ended 6/30/02 ........          2         --           --            2            10          --            --              10
Year ended 6/30/01 ........         --         --           --           --            --          --            --              --
B Shares
Year ended 6/30/02 ........          2         --           --            2            10          --            --              10
Year ended 6/30/01 ........         --         --           --           --            --          --            --              --
C Shares
Year ended 6/30/02 ........          2         --           --            2            10          --            --              10
Year ended 6/30/01 ........         --         --           --           --            --          --            --              --

GLOBAL FOCUS FUND
R Shares
Year ended 6/30/02 ........  1,934,823         --   (3,245,795)  (1,310,972)   16,860,764          --   (28,468,424)    (11,607,660)
Year ended 6/30/01 ........  1,355,715  1,180,505   (2,764,774)    (228,554)   19,236,662  17,011,080   (42,262,378)     (6,014,636)
A Shares
Year ended 6/30/02 ........      1,130         --       (1,252)        (122)        9,263          --       (10,366)         (1,103)
Year ended 6/30/01 ........         54        259         (356)         (43)          726       3,631        (4,015)            342
B Shares
Year ended 6/30/02 ........          1         --           --            1            10          --            --              10
Year ended 6/30/01 ........         --         --           --           --            --          --            --              --
C Shares
Year ended 6/30/02 ........        560         --         (559)           1         5,005          --        (4,936)             69
Year ended 6/30/01 ........         --         --           --           --            --          --            --              --

GLOBAL LONG-SHORT FUND
R Shares
Year ended 6/30/02 ........    237,975         --   (3,495,312)  (3,257,337)    2,784,346          --   (40,892,994)    (38,108,648)
Year ended 6/30/01 ........  1,343,993  3,812,434  (10,203,581)  (5,047,154)   28,336,419  64,277,641  (214,623,345)   (122,009,285)
A Shares
Year ended 6/30/02 ........     13,243         --           --       13,243       151,867          --            --         151,867
Year ended 6/30/01 ........         --         --           --           --            --          --            --              --
B Shares
Year ended 6/30/02 ........     12,504         --       (1,394)      11,110       145,103          --       (15,754)        129,349
Year ended 6/30/01 ........         --         --           --           --            --          --            --              --
C Shares
Year ended 6/30/02 ........     14,770         --     (123,304)    (108,534)      167,355          --    (1,198,577)     (1,031,222)
Year ended 6/30/01 ........    145,630      7,663     (201,902)     (48,609)    2,066,709     108,730    (3,704,694)     (1,529,255)
ML Shares*
Year ended 6/30/02 ........      2,836         --     (300,283)    (297,447)       33,941          --    (3,295,160)     (3,261,219)
Year ended 6/30/01 ........    274,760     24,075     (324,213)     (25,378)    4,455,042     387,364    (6,393,862)     (1,551,456)

EMERGING MARKETS FUND
R Shares
Year ended 6/30/02 ........  3,292,561         --   (6,419,734)  (3,127,173)   28,074,124          --   (55,069,070)    (26,994,946)
Year ended 6/30/01 ........  5,839,319         --  (11,252,534)  (5,413,215)   59,697,629          --  (115,377,150)    (55,679,521)

=============================
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                                               Shares                                              Dollars
                         -------------------------------------------------  -------------------------------------------------------
                                      Issued as                                           Issued as
                                     Reinvestment             Net Increase/              Reinvestment                 Net Increase/
                            Sold     of Dividends  Redeemed    (Decrease)       Sold     of Dividends    Redeemed      (Decrease)
                         ----------  ------------  --------   ------------    ---------  ------------   ----------    --------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST - continued
A Shares
Year ended 6/30/02 ....     434,734         --     (409,665)       25,069   $  3,349,757          --  $  (3,184,690)  $     165,067
Year ended 6/30/01 ....     722,099         --   (1,249,010)     (526,911)     8,338,110          --    (14,566,844)     (6,228,734)
B Shares
Year ended 6/30/02 ....           1         --           --             1             10          --             --              10
Year ended 6/30/01 ....          --         --           --            --             --          --             --              --
C Shares
Year ended 6/30/02 ....       3,857         --       (1,130)        2,727         33,900          --        (10,328)         23,572
Year ended 6/30/01 ....          --         --           --            --             --          --             --              --

EMERGING MARKETS FOCUS FUND
R Shares
Year ended 6/30/02** ..   1,233,913      4,828     (370,281)      868,460     17,181,947      64,551     (4,802,574)     12,443,924
Year ended 6/30/01 ....     611,591      1,088     (172,186)      440,493      9,060,052      15,534     (2,533,941)      6,541,645
A Shares
Year ended 6/30/02 ....       1,560         --           --         1,560         23,965          --             --          23,965
Year ended 6/30/01 ....          --         --           --            --             --          --             --              --
B Shares
Year ended 6/30/02 ....         784         --           --           784         12,581          --             --          12,581
Year ended 6/30/01 ....          --         --           --            --             --          --             --              --
C Shares
Year ended 6/30/02 ....         872         --           --           872         12,864          --             --          12,864
Year ended 6/30/01 ....          --         --           --            --             --          --             --              --

TOTAL RETURN BOND FUND
R Shares
Year ended 6/30/02 ....   2,447,851    188,986   (2,075,085)      561,752     29,529,622   2,269,084    (25,419,407)      6,379,299
Year ended 6/30/01 ....   1,561,931    149,493   (1,510,096)      201,328     18,449,458   1,748,920    (17,733,605)      2,464,773
A Shares
Year ended 6/30/02 ....     125,830        131     (116,350)        9,611      1,534,184       1,603     (1,404,904)        130,883
Year ended 6/30/01 ....          --         --           --            --             --          --             --              --
B Shares
Year ended 6/30/02 ....       7,089         20           --         7,109         85,441         238             --          85,679
Year ended 6/30/01 ....          --         --           --            --             --          --             --              --
C Shares
Year ended 6/30/02 ....       2,603         19         (414)        2,208         31,379         235         (4,911)         26,703
Year ended 6/30/01 ....          --         --           --            --             --          --             --              --
I Shares
Year ended 6/30/02 ....   1,090,946     56,376   (1,130,467)       16,855     13,569,961     671,047    (13,581,000)        660,008
Year ended 6/30/01 ....          --         --           --            --             --          --             --              --

SHORT DURATION GOVERNMENT BOND FUND
R Shares
Year ended 6/30/02 ....  27,392,934  2,094,857  (11,861,023)   17,626,768    281,284,271  21,475,519   (121,544,250)    181,215,540
Year ended 6/30/01 ....  13,983,841  1,088,662   (6,217,941)    8,854,562    141,546,693  10,994,884    (62,761,145)     89,780,432
A Shares
Year ended 6/30/02 ....     240,296      3,271     (101,242)      142,325      2,460,255      33,445     (1,034,433)      1,459,267
Year ended 6/30/01 ....     370,406        471     (337,587)       33,290      3,735,392       4,741     (3,401,063)        339,070
B Shares
Year ended 6/30/02 ....           1         --           --             1             10          --             --              10
Year ended 6/30/01 ....          --         --           --            --             --          --             --              --
C Shares
Year ended 6/30/02 ....           1         --           --             1             10          --             --              10
Year ended 6/30/01 ....          --         --           --            --             --          --             --              --

                                                   =============================
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                                                       Shares
                              -----------------------------------------------------------
                                              Issued as
                                             Reinvestment                   Net Increase/
                                   Sold      of Dividends     Redeemed       (Decrease)
                              -------------  ------------  --------------   -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST - continued

GOVERNMENT MONEY MARKET FUND
R Shares
Year ended 6/30/02 .........    587,402,804   13,838,145   (1,135,597,264)  (534,356,315)
Year ended 6/30/01 .........  1,453,371,245   55,591,823   (1,529,539,528)   (20,576,460)
A Shares
Year ended 6/30/02 .........        100,073           14         (100,000)            87
Year ended 6/30/01 .........     17,899,602       17,932      (26,570,049)    (8,652,515)
B Shares
Year ended 6/30/02 .........              1           --               --              1
Year ended 6/30/01 .........             --           --               --             --
C Shares
Year ended 6/30/02 .........              1           --               --              1
Year ended 6/30/01 .........             --           --               --             --
                                                        Dollars
                              -------------------------------------------------------------
                                               Issued as
                                              Reinvestment                    Net Increase/
                                   Sold       of Dividends     Redeemed         (Decrease)
                              --------------  ------------  ---------------   -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST - continued

GOVERNMENT MONEY MARKET FUND
R Shares
Year ended 6/30/02 .........  $  587,403,997   $13,838,521  $(1,135,601,238)  $(534,358,720)
Year ended 6/30/01 .........   1,453,371,245    55,591,823   (1,529,539,528)    (20,576,460)
A Shares
Year ended 6/30/02 .........         100,073            14         (100,000)             87
Year ended 6/30/01 .........      17,899,602        17,932      (26,570,049)     (8,652,515)
B Shares
Year ended 6/30/02 .........               1            --               --               1
Year ended 6/30/01 .........              --            --               --              --
C Shares
Year ended 6/30/02 .........               1            --               --               1
Year ended 6/30/01 .........              --            --               --              --

*Former Class B shares are different than current Class B shares; former Class B is now Class ML.

**Amounts sold include 269,493 shares and $10,713,053 of net assets from the merger with the Emerging Asia Fund.

7. TAX INFORMATION:

a. At June 30, 2002, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                                                Net Tax
                                Tax Basis      Tax Basis    Basis Unrealized     Cost for
                                Unrealized     Unrealized     Appreciation/    Federal Tax
Fund                           Appreciation   Depreciation   (Depreciation)      Purposes
------------------------------------------------------------------------------------------
Mid Cap Focus ................  $   141,612  $    (46,776)   $    94,836      $  1,222,630
U.S. Focus ...................       26,387       (84,370)       (57,983)        1,123,436
Global Focus .................    1,090,331    (2,935,921)    (1,845,590)       29,621,243
Global Long-Short ............      540,787    (4,937,405)    (4,396,618)       46,215,275
Emerging Markets .............   19,484,614   (15,220,963)     4,263,651       131,527,984
Emerging Markets Focus .......    2,430,961      (731,898)     1,699,063        23,146,034
Total Return Bond ............      617,702       (80,077)       537,625        42,004,035
Short Duration Government Bond    4,087,712      (337,388)     3,750,324       502,058,444

b. Dividends and Distributions

Dividends from net investment income of the Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund and Montgomery Government Money Market Fund are declared daily and paid monthly. All other Funds declare and pay at least annually.

Distributions of net short-term gains and long-term capital gains ("capital gains") earned by the Funds are distributed at least annually. Additional distributions of net investment income and short-term gains (together considered "ordinary income") and capital gains for each Fund may be made to avoid the application of a 4 non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Ordinary income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

Permanent differences incurred during the period ended June 30, 2002, resulting from differences in book and tax accounting, that have been reclassified at the period ended June 30, 2002, among undistributed net investment income, undistributed capital gain/(loss) and paid-in capital were as follows:

                                   Undistributed
                                        net
                                    Investment
                                      Income/        Undistributed
                                   Accumulated Net      Capital        Paid-in
Fund                              Investment Income   Gain/(Loss)      Capital
--------------------------------------------------------------------------------

Mid Cap Focus .................       $ 10,839               --       $ (10,839)
U.S. Focus ....................          7,921               --          (7,921)
Global Focus ..................        428,929        $ 204,170        (633,099)
Global Long-Short .............        725,224          (58,356)       (666,868)

=============================
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                                   Undistributed
                                        net
                                    Investment
                                      Income/        Undistributed
                                   Accumulated Net      Capital        Paid-in
Fund                              Investment Income   Gain/(Loss)      Capital
--------------------------------------------------------------------------------

Emerging Markets ...............    $   309,368     $   570,585     $  (879,953)
Emerging Markets Focus .........       (138,225)     (3,774,514)      3,912,739
Total Return Bond ..............         19,907         (19,526)           (381)
Short Duration Government
Bond ...........................      1,369,641      (1,385,186)         15,545
Government Money Market ........        147,990        (147,990)             --


Permanent book and tax differences, if any, are not included in ending undistributed net investment income/(distributions in excess of net investment income/accumulated net investment loss) for the purposes of calculating net investment income/(loss) per share in the Financial Highlights.

The tax character of dividends and distributions paid during the year ended June 30, 2002, were as follows:

                                       Ordinary   Ordinary     Long-term      Long-term
                                        Income     Income     Capital-Gain   Capital Gain
Fund                                   Dollars*   per Share*    Dollars        per Share
-----------------------------------------------------------------------------------------
Mid Cap Focus ...................    $     5,356    $0.030            --          --
Emerging Markets Focus ..........         70,452     0.100            --          --
Total Return Bond ...............      3,094,817     0.890      $ 12,202       $0.00#
Short Duration Government Bond ..     21,585,277     0.610       227,368        0.01
Government Money Market .........     14,312,527     0.021        14,742        0.00#

*Includes distributions from net investment income and net short-term gains. #Amount represents less than $0.01 per share.

As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                         Ordinary    Long-term
                                                          Income    Capital-Gain
Fund                                                      Dollars     Dollars
--------------------------------------------------------------------------------
Emerging Markets Focus ..........................         $ 4,161         --
Short Duration Government Bond ..................          79,466         --
Government Money Market .........................          80,787         --

c. Capital Loss Carryforwards

At June 30, 2002, the following Funds had available for federal income-tax purposes unused capital losses as follows:

Fund                    Expiring in 2006  Expiring in 2007  Expiring in 2008  Expiring in 2009  Expiring in 2010
----------------------------------------------------------------------------------------------------------------
Mid Cap Focus .........             --                --                --                --       $   931,621
U.S. Focus ............             --                --                --        $  326,473           889,954
Global Focus ..........             --                --                --           805,392        36,625,527
Global Long-Short .....             --                --                --                --         7,268,670
Emerging Markets ......    $69,583,381      $199,540,290       $22,330,736                --        39,666,741
Emerging Markets Focus       1,397,847           381,957           564,613         2,638,251         1,755,484
Government Money Market             --                --                --                --            11,325

The following Fund utilized capital loss carryforward during the year:

Fund                                                                     Amount
--------------------------------------------------------------------------------
Total Return Bond ......................................                $50,682

=============================
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Under current tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the fiscal year ending June 30, 2003. The following Funds elected to defer losses occurring between November 1, 2001, and June 30, 2002, under these rules as follows:

Fund                                                   Capital          Currency
--------------------------------------------------------------------------------
Mid Cap Focus ...............................        $   101,731              --
U.S. Focus ..................................            213,718              --
Global Focus ................................          4,043,178        $ 70,305
Global Long-Short ...........................          4,424,360         128,513
Emerging Markets ............................         10,303,149         349,640
Emerging Markets Focus ......................                 --         129,756
Total Return Bond ...........................            341,414              --
Short Duration Government Bond ..............            973,181              --

8. REORGANIZATION:

On June 24, 2002, the Montgomery Emerging Markets Focus Fund ("Acquiring Fund") acquired the assets and liabilities of the Montgomery Emerging Asia Fund ("Acquired Fund") through a merger pursuant to a plan of reorganization approved by the Board of Trustees and shareholders of the Acquired Fund. The following is a summary of shares outstanding, net assets, net asset value per share, accumulated net realized losses and unrealized appreciation immediately before and after the reorganization:

                                       Before Reorganization                           After Reorganization
-----------------------------------------------------------------------------------------------------------
                                                                    Permanent differences
                                  Emerging Asia   Emerging Markets    from book and tax    Emerging Markets
Fund                                   Fund          Focus Fund          accounting*          Focus Fund
-----------------------------------------------------------------------------------------------------------
Shares ........................    $  1,343,594     $    852,222                             $  1,613,087
Net assets ....................      11,123,641       12,459,512                               23,583,153
Net asset value ...............            8.28            14.62                                    14.62
Unrealized appreciation .......         411,587        1,586,935                                1,998,522
Accumulated net realized losses     (12,659,424)      (2,239,621)        $12,659,424           (2,239,621)

*Reclassification to paid in capital relating to realized losses not available for offset against future gains.

===============================
INDEPENDENT ACCOUNTANTS' REPORT
-------------------------------

To the Board of Trustees and Shareholders of The Montgomery Funds and The Montgomery Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios' investments and schedule of short sales, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Montgomery Mid Cap Focus Fund, Montgomery U.S. Focus Fund, Montgomery Global Focus Fund, Montgomery Global Long-Short Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Markets Focus Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund and Montgomery Government Money Market Fund (portfolios of The Montgomery Funds and The Montgomery Funds II, collectively, the "Funds") at June 30, 2002, the results of each of their operations, the changes in each of their net assets, their cash flows and the financial highlights for the periods presented between July 1, 1998, and June 30, 2002, in conformity with accounting principles generally accepted in the United States of America.

These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, CA
August 16, 2002

                                            ====================================
                                            INFORMATION ON TRUSTEES AND OFFICERS
                                            ------------------------------------

                                   for the Montgomery Funds I and II (Unaudited)

Trustees
--------------------------------------------------------------------------------

  Name, Address and Year Born            Position Held            Length of Time Served/Term
                                           with Fund                       of Office
-----------------------------------------------------------------------------------------------
John A. Farnsworth              Disinterested                   July 9, 1990,
One Embarcadero, Suite 2101     Trustee                         to present/
San Francisco, CA 94111                                         Indefinite
Born 1941


Andrew Cox                      Disinterested Trustee           July 9, 1990,
101 California Street                                           to present/
San Francisco, CA 94111                                         Indefinite
Born 1944



Cecilia H. Herbert              Disinterested Trustee           November 12, 1992,
101 California Street                                           to present/
San Francisco, CA 94111                                         Indefinite
Born 1949




R. Stephen Doyle                Disinterested Trustee           July 9, 1990,
101 California Street                                           to present/
San Francisco, CA 94111                                         Indefinite
Born 1939



F. Scott Tuck                   Interested Trustee              January 1, 2002,
101 California Street                                           to present/
San Francisco, CA 94111                                         Indefinite
Born 1957

Affiliated Officers
-----------------------------------------------------------------------------------------------
George A. Rio                   President and treasurer         June 30, 1998, to present
60 State Street, Suite 1300
Boston, MA 02109
Born 1955

Karen Jacoppo-Wood              Vice president and assistant    September 10, 1997, to present
60 State Street, Suite 1300     secretary
Boston, MA 02109
Born 1966

Christopher J. Kelley           Vice president and assistant    September 10, 1997, to present
60 State Street, Suite 1300     secretary
Boston, MA 02109
Born 1964


Mary A. Nelson                  Vice president and assistant    September 10, 1997, to present
60 State Street, Suite 1300     treasurer
Boston, MA 02109
Born 1964


Stacey Bufton                   Vice president and assistant    May 31, 2001, to present
60 State Street,                treasurer
Suite 1300
Boston, MA 02109
Born 1969

  Name, Address and Year Born              Principal Occupation           Number of Portfolios in Fund         Other Directorships
                                           During Past 5 Years                  Complex Overseen                 Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John A. Farnsworth              Managing director of Korn/Ferry                        20              The Montgomery Funds III:
One Embarcadero, Suite 2101     International since 1999. Principal of                                 Montgomery Partners Absolute
San Francisco, CA 94111         Pearson, Caldwell & Farnsworth, Inc., an                               Return Fund LLC
Born 1941                       executive search consulting firm, from
                                1991 to 1999.

Andrew Cox                      Independent investment consultant.                     20              The Montgomery Funds III:
101 California Street           President, Denver International School,                                Montgomery Partners Absolute
San Francisco, CA 94111         from 1998 to 2000, and member of the                                   Return Fund LLC; Herbert
Born 1944                       Board from 1997 to 2000. Adjunct                                       Enhanced Portfolio Trust
                                professor, University of Denver,
                                Department of Finance, from 1994 to 1998.

Cecilia H. Herbert              Chair of the Investment Committee of the               20              The Montgomery Funds III:
101 California Street           Archdiocese of San Francisco Finance                                   Montgomery Partners Absolute
San Francisco, CA 94111         Council. Member of the Boards of The                                   Return Fund LLC
Born 1949                       Thacher School, Catholic Charities
                                Catholic Youth Organization of San
                                Francisco, and the Women's Board of
                                California Pacific Medical Center.

R. Stephen Doyle                Chairman of the Board of Trustees of the               20              The Montgomery Funds III:
101 California Street           Trusts since 1990. Chairman emeritus of                                Montgomery Partners Absolute
San Francisco, CA 94111         the Manager since 2001. Chairman of the                                Return Fund LLC; Main
Born 1939                       Manager from 1990 to 2001. Chief                                       Management, LLC
                                executive officer of the Manager from
                                1990 to 1999. Founder of the Manager.

F. Scott Tuck                   Chair and chief executive officer of the               19              The Montgomery Funds III:
101 California Street           Manager. Managing director of Chancellor                               Director of the Manager
San Francisco, CA 94111         LGT Asset Management from 1990 to 1998.
Born 1957

Affiliated Officers
------------------------------------------------------------------------------------------------------------------------------------
George A. Rio                   Senior vice president of BISYS Fund                    20              None
60 State Street, Suite 1300     Services. Executive vice president of
Boston, MA 02109                Funds Distributor, Inc. from 1998 to
Born 1955                       2001. Senior vice president of Putnam
                                Investments from 1995 to 1998.

Karen Jacoppo-Wood              Counsel of BISYS Fund Services. Vice                   20              None
60 State Street, Suite 1300     president and senior associate general
Boston, MA 02109                counsel of Funds Distributor, Inc., from
Born 1966                       1996 to 2001.

Christopher J. Kelley           Vice president and senior counsel of                   20              None
60 State Street, Suite 1300     BISYS Fund Services. Senior vice
Boston, MA 02109                president and deputy general counsel of
Born 1964                       Funds Distributor, Inc., from 1996 to
                                2001.

Mary A. Nelson                  Senior vice president of BISYS Fund                    20              None
60 State Street, Suite 1300     Services. Senior vice president of Funds
Boston, MA 02109                Distributor, Inc., from 2000 to 2001.
Born 1964                       Vice president of Funds Distributor,
                                Inc., from 1994 to 2000.

Stacey Bufton                   Vice president of BISYS Fund Services                  20              None
60 State Street,                since June 1999. Manager at First Data
Suite 1300                      Investor Services Group from 1997 to 1999.
Boston, MA 02109
Born 1969

=========================
TAX AND PROXY INFORMATION
-------------------------

(Unaudited)

In accordance with the Internal Revenue Code, the following Funds are designating the following amounts as long-term capital-gain dividends:

Total Return Bond ................................................      $ 11,929
Short Duration Government Bond ...................................       227,290
Government Money Market ..........................................        14,742

The following Funds may elect under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the fiscal year ended June 30, 2002, foreign income and foreign taxes paid relating to foreign sources and possessions of the United States of America were as follows:

                                                         Foreign         Foreign
Fund                                                      Income          Taxes
--------------------------------------------------------------------------------
Emerging Markets .................................      $2,655,002      $173,652
Emerging Markets Focus ...........................         218,250         7,369

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and Internal Revenue Service
(tax) purposes.

The following is a summary of the votes regarding the reorganization. These votes were taken at the April 30, 2002, Board meeting:

     Shares in Favor             Shares Against           Shares Abstaining
--------------------------------------------------------------------------------
      763,554.220                 123,351.944                19,373.907

The accompanying notes are an integral part of these financial statements.

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

                     This page is left intentionally blank.

This report and the financial statements contained herein are provided for the general information of the shareholders of The Montgomery Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other agency and are subject to investment risk, including the possible loss of principal. Neither The Montgomery Funds nor Montgomery Asset Management, LLC, is a bank.

For more information on any other Montgomery Funds, including charges and expenses, visit our Web site at www.montgomeryasset.com or call (800) 280-3372.

Funds Distributor, Inc. 08/02

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    Our seasoned experts are dedicated to the goal of exceptional investment
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                                                                             538